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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21425

                          Pioneer Series Trust I
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2009 through November 30, 2010


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
Annual Report | November 30, 2010
--------------------------------------------------------------------------------

Ticker Symbols:
Class A   ORIGX
Class B   ORIBX
Class C   ORICX
Class Y   ORIYX


[LOGO] PIONEER
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                                             2

Portfolio Management Discussion                                   4

Portfolio Summary                                                 8

Prices and Distributions                                          9

Performance Update                                               10

Comparing Ongoing Fund Expenses                                  15

Schedule of Investments                                          17

Financial Statements                                             25

Notes to Financial Statements                                    33

Report of Independent Registered Public Accounting Firm          41

Approval of Investment Advisory and Sub-Advisory Agreements      42

Trustees, Officers and Service Providers                         47


        Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10     1

President's Letter

Dear Shareowner,

Through the first eleven months of 2010, the U.S. economy moved forward on a slow path to recovery. But with the memory of a deep recession still lingering, businesses and consumers remained cautious about both investing and spending. While business fundamentals showed signs of improvement, there was still a reluctance to hire, and high unemployment remains a problem. Wary investors, concerned about risk, gravitated towards cash and bonds. We remain generally optimistic about the prospects for economic recovery, although it may occur more slowly than many would like.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. This strategy has generally performed well for many investors. Bond markets certainly rewarded investors in the first eleven months of 2010. While the equity markets barely budged, equities at the end of November 2010 were inexpensive relative to bonds, compared with historic levels, and represented potentially good value for long-term investors.

Pioneer has not changed the basic approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. Our experienced professionals devote themselves to the careful research needed to identify investment opportunities in markets around the world.

Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.


2    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


        Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10     3

Portfolio Management Discussion | 11/30/10

In the following interview, David M. Klaskin, Chairman, Chief Executive Officer and Chief Investment Officer of Oak Ridge Investments, LLC, the subadvisor of Pioneer Oak Ridge Small Cap Growth Fund, and Pioneer Oak Ridge Small Cap Growth Fund's lead portfolio manager, discusses the factors that influenced the Fund's performance during the 12-month period ended November 30, 2010.

Q  How did the Fund perform during the 12 months ended November 30, 2010?

A Over the 12 months ended November 30, 2010, the Fund's Class A shares returned 28.05% at net asset value, compared with returns of 30.25% and 26.98%, respectively, for the Fund's benchmarks, the Russell 2000 Growth Index and the Russell 2000 Index. Over the same period, the average return of the 499 mutual funds in Lipper's Small Cap Growth Funds category was 28.55%.

Q Please discuss the performance of small-cap stocks during the 12-month period ended November 30, 2010, and how that performance affected the Fund's returns.

A As the performance numbers for the Fund's benchmarks and Lipper peers indicate, small-cap stocks delivered an outstanding return during the past year. The asset class was in the "sweet spot" of the market at a time when the economy was emerging from a recession and investors demonstrated an elevated appetite for risk -- trends that are traditionally very positive for small-cap stocks. The Fund's investable universe also was boosted by increased merger and acquisition activity brought about by the strong earnings growth and rising cash balances of many larger companies. Those positive developments were reflected by the substantial outperformance of small-cap stocks compared with their large-cap counterparts: while the larger-cap Russell 1000 Index gained 11.48% for the 12-month period ended November 30, 2010, that return was far surpassed by the 26.98% gain of the small-cap Russell 2000 Index.

   As is typically the case when the market performs as well as it did during the past year, growth stocks outpaced value stocks by a comfortable margin. The Russell 2000 Growth Index rose by 30.25% during the 12-month period, well above the 23.66% return of the Russell 2000 Value Index.

   Naturally, both of those important trends worked in the Fund's favor. At the same time, however, the Fund also experienced a meaningful headwind during the 12-month period, as some of the smallest, most economically sensitive and lower-quality stocks in the market outperformed on a relative basis.


4    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10

   Given the Fund's focus on higher-quality companies that are reasonably valued, we would expect the Fund to underperform by a substantial margin during such an environment. Instead, the Fund performed closely in line with the benchmarks and its Lipper peers thanks to strong individual stock selection. We believe this illustrates the effectiveness of our disciplined, bottom-up investment approach for the Fund.

Q You mentioned the increase in merger and acquisition (M&A) activity during the 12 months ended November 30, 2010. How did this affect the Fund?

A The sharp rise in M&A activity, which reflected companies' search for strategic advantages and new ways to grow revenues in a slow economy, was very positive for the Fund's performance over the 12-month period, as several companies the Fund owned were either acquired or approached with offers. Included in that group were Airgas, Stanley, Gymboree, Chattem and Alberto Culver, all of which contributed to the Fund's 12-month performance results. Believing many small-cap stocks make attractive takeover targets in the current economic environment, we expect a continuation of the increase in M&A activity in the year ahead.

Q In what areas did stock selection work best for the Fund over the 12 months ended November 30, 2010?

A Industrials was the Fund's best-performing sector by a substantial margin, as the total return of the stocks the Fund held in that sector was more than double that of the industrials stocks held in the benchmarks. During the past year, we have added several new Fund positions in cyclical businesses, and each had a catalyst that we believed would enable the companies to perform well if the economy faltered. In addition to Stanley, the Fund benefited from the outsized gains in several holdings, including WABCO Holdings, Orbital Sciences, Moog, and Middleby.

   The Fund's top performer, WABCO, is an auto parts supplier that reported revenues and earnings above consensus estimates for the second quarter. In addition, each of WABCO's end markets had positive year-over-year market growth for the first time in two years. Those positive developments translated to a gain of more than 85% in the company's stock price.

   The information technology sector was an additional area of strength for the Fund over the 12 months ended November 30, 2010. The sector was home to one of the Fund's top overall contributors: database software company Informatica, which gained more than 80% on rising takeover interest among stocks related to cloud computing. Informatica, the last remaining independent data integration software provider, posted above-consensus second quarter results and raised its full-year guidance. The company is positioned to benefit from its latest product cycle, with many of its customers


        Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10     5
   still needing to upgrade their systems. Informatica is a core long-term holding in the Fund, and we remain optimistic about its future prospects. Micros Systems, which benefited from the revival in capital spending by hotels and restaurants, and Skyworks Solutions, whose chips are used in smartphones, also made substantial contributions to the Fund's performance results over the 12 months ended November 30, 2010.

   Stock picks in health care fared quite well during the 12-month period, an important positive factor given that the sector is one of the largest in the benchmarks. The Fund's leading contributors in the sector were MWI Veterinary Supply, a provider of animal health products to veterinary practices; and HMS Health Services, a provider of cost management services for government health care programs. Both companies were unaffected by concerns about health care legislation, enabling investors to focus on their improving fundamentals.

Q What were some factors that hurt the Fund's performance over the 12 months ended November 30, 2010?

A The Fund's stock selection was least effective in energy over the 12 months ended November 30, 2010. The energy sector traditionally has been a source of positive performance for the Fund, but while the more than 90% gain produced by Fund holding Concho Resources added quite a bit of value during the period, that gain was more than offset by weakness in Petrohawk Energy and SandRidge Energy. Both companies are drillers of natural gas, which meant that their profits were hit hard as a glut of supply brought about extreme weakness in the price of the commodity. We elected to close out the Fund's long-term position in Petrohawk, but we maintained a reduced position in SandRidge.

   Consumer discretionary was the only other sector in which the Fund underperformed over the 12 months ended November 30, 2010. The Fund was underweight in the sector, which meant that the portfolio was unable to participate fully in the sector's strong relative performance. Additionally, the Fund was hurt both by a holding in WMS Industries, a leading manufacturer of casino, lottery, and other gaming devices, and by a lack of investments in many of the lower-quality and/or richly valued restaurant, casino, and specialty retail stocks that delivered outstanding returns amid the favorable market environment over the 12-month period. On the plus side in consumer discretionary, Fund positions in Deckers Outdoor Products (the maker of UGG boots) and apparel producer Iconix Brand Group each delivered outstanding returns.


6    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10

Q What is your outlook for the market, and how is it reflected in your positioning?

A Our forecast six months ago for slow economic growth has proved correct, as government growth forecasts were adjusted downward; but the accuracy of our view did not translate to outperformance for the Fund due to the conservative nature of our stock picks. Looking forward, we anticipate making a modest increase to the Fund's cyclical, growth-oriented holdings, leaning more heavily toward technology and other areas that we believe have strong earnings outlooks and superior balance sheets. Nevertheless, while we feel innovative technology will remain attractive to otherwise frugal global consumers, valuations appear too high to justify a substantial Fund overweight to the small-cap information technology sector.

   We believe the U.S. economy is in the early stages of a slow recovery. Stock valuations seem generally reasonable to us, the government is supporting growth with numerous programs, interest rates are very low, and profits are rising. Thus, while we believe that we are likely to see continued short-term market volatility, we think that the general direction of earnings and equities should be positive over the longer term. We believe the Fund's strategy of focusing on higher-quality stocks with stable growth outlooks and reasonable valuations may continue to generate attractive returns over time.

Please refer to the Schedule of Investments on pages 17-24 for a full listing of Fund securities.

Small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.


        Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10     7

Portfolio Summary | 11/30/10

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                             77.9%
Temporary Cash Investments                     22.1%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Consumer Staples                                2.8%
Energy                                          4.0%
Financials                                      5.9%
Consumer Discretionary                         16.7%
Industrials                                    17.7%
Health Care                                    22.9%
Information Technology                         30.0%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1.    Informatica Corp.                       4.47%
 2.    Ansys, Inc.                             4.44
 3.    Concho Resources, Inc.                  3.30
 4.    Hittite Microwave Corp.                 2.89
 5.    Deckers Outdoor Corp.                   2.86
 6.    Skyworks Solutions, Inc.                2.86
 7.    Catalyst Health Solutions, Inc.         2.82
 8.    WMS Industries, Inc.                    2.75
 9.    Micros Systems, Inc.                    2.71
10.    Wolverine World Wide, Inc.              2.60

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10

Prices and Distributions | 11/30/10

Net Asset Value per Share
--------------------------------------------------------------------------------

     Class        11/30/10           11/30/09
       A           $ 26.84            $ 20.96
---------------------------------------------
       B           $ 25.15            $ 19.83
---------------------------------------------
       C           $ 23.50            $ 18.52
---------------------------------------------

     Class        11/30/10           12/29/09
       Y           $ 26.91            $ 22.77
---------------------------------------------

Distributions per Share: 12/1/09-11/30/10
--------------------------------------------------------------------------------

                   Net Investment      Short-Term         Long-Term
    Class             Income          Capital Gains      Capital Gains
      A               $ --                $ --              $ --
----------------------------------------------------------------------
      B               $ --                $ --              $ --
----------------------------------------------------------------------
      C               $ --                $ --              $ --
----------------------------------------------------------------------
      Y*              $ --                $ --              $ --
----------------------------------------------------------------------

* 12/29/09-11/30/10 for Class Y shares.

Index Definitions
--------------------------------------------------------------------------------
The Russell 2000 Growth Index measures the performance of U.S. small-cap growth stocks. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-14.


        Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10     9

Performance Update | 11/30/10                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Small Cap Growth Fund at public offering price, compared to that of the Russell 2000 Growth Index and the Russell 2000 Index.

Average Annual Total Returns
(As of November 30, 2010)
----------------------------------------------------------------------
                                        Net Asset     Public Offering
Period                                  Value (NAV)   Price (POP)
----------------------------------------------------------------------
10 Years                                 6.60%         5.97%
5 Years                                  4.54          3.30
1 Year                                  28.05         20.68
----------------------------------------------------------------------
Expense Ratio
(Per prospectus dated April 1, 2010)
----------------------------------------------------------------------
                                        Gross         Net
----------------------------------------------------------------------
                                        1.60%         1.40%
----------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer Oak Ridge        Russell 2000      Russell 2000
                  Small Cap Growth Fund    Index             Growth Index
11/30/2000        $ 9,425                  $10,000           $10,000
11/30/2001        $ 9,500                  $10,482           $ 9,068
11/30/2002        $ 8,236                  $ 9,371           $ 7,215
11/30/2003        $11,198                  $12,772           $ 9,934
11/30/2004        $13,047                  $14,976           $11,010
11/30/2005        $14,304                  $16,195           $11,898
11/30/2006        $15,483                  $19,019           $13,497
11/30/2007        $16,656                  $18,795           $14,324
11/30/2008        $11,349                  $11,755           $ 8,403
11/30/2009        $13,944                  $14,638           $10,973
11/30/2010        $17,856                  $18,588           $14,292

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results.
Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Effective February 17, 2004, the maximum sales charge for Class A shares is 5.75%. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2012, for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Oak Ridge Small Cap Equity Fund (the predecessor fund) on February 13, 2004. As a result of the reorganization, the Fund is the accounting successor of the predecessor fund. In the reorganization, the predecessor fund exchanged its assets for Class A and Class C shares of the Fund. The performance of Class A, Class B and Class C shares of the Fund includes the net asset value performance of the predecessor fund's Class A shares (Class C shares in the case of the Fund's Class C shares) prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment had the effect of reducing the previously reported performance of the predecessor fund.


10    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10

Performance Update | 11/30/10                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Small Cap Growth Fund, compared to that of the Russell 2000 Growth Index and the Russell 2000 Index.

Average Annual Total Returns
(As of November 30, 2010)
----------------------------------------------------------------------
                                        If            If
Period                                  Held          Redeemed
----------------------------------------------------------------------
10 Years                                 5.71%         5.71%
5 Years                                  3.58          3.58
1 Year                                  26.83         22.83
----------------------------------------------------------------------
Expense Ratio
(Per prospectus dated April 1, 2010)
----------------------------------------------------------------------
                                        Gross         Net
----------------------------------------------------------------------
                                        2.60%         2.30%
----------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer Oak Ridge        Russell 2000      Russell 2000
                  Small Cap Growth Fund    Index             Growth Index
11/30/2000        $10,000                  $10,000           $10,000
11/30/2001        $10,006                  $10,482           $ 9,068
11/30/2002        $ 8,610                  $ 9,371           $ 7,215
11/30/2003        $11,620                  $12,772           $ 9,934
11/30/2004        $13,446                  $14,976           $11,010
11/30/2005        $14,611                  $16,195           $11,898
11/30/2006        $15,666                  $19,019           $13,497
11/30/2007        $16,703                  $18,795           $14,324
11/30/2008        $11,286                  $11,755           $ 8,403
11/30/2009        $13,738                  $14,638           $10,973
11/30/2010        $17,424                  $18,588           $14,292

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results.
Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CSDC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus. Note: Shares purchased prior to December 1, 2004, remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2011, for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10     11

The Fund acquired the assets and liabilities of Oak Ridge Small Cap Equity Fund (the predecessor fund) on February 13, 2004. As a result of the reorganization, the Fund is the accounting successor of the predecessor fund. In the reorganization, the predecessor fund exchanged its assets for Class A and Class C shares of the Fund. The performance of Class A, Class B and Class C shares of the Fund includes the net asset value performance of the predecessor fund's Class A shares (Class C shares in the case of the Fund's Class C shares) prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment had the effect of reducing the previously reported performance of the predecessor fund. Class B shares were first publicly offered on February 17, 2004.


12    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10

Performance Update | 11/30/10                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Small Cap Growth Fund, compared to that of the Russell 2000 Growth Index and the Russell 2000 Index.


Average Annual Total Returns
(As of November 30, 2010)
----------------------------------------------------------------------
                                        If            If
Period                                  Held          Redeemed
----------------------------------------------------------------------
10 Years                                 5.74%         5.74%
5 Years                                  3.65          3.65
1 Year                                  26.89         26.89
----------------------------------------------------------------------
Expense Ratio
(Per prospectus dated April 1, 2010)
----------------------------------------------------------------------
                                        Gross         Net
----------------------------------------------------------------------
                                        2.40%         2.30%
----------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer Oak Ridge        Russell 2000      Russell 2000
                  Small Cap Growth Fund    Index             Growth Index
11/30/2000        $10,000                  $10,000           $10,000
11/30/2001        $10,011                  $10,482           $ 9,068
11/30/2002        $ 8,608                  $ 9,371           $ 7,215
11/30/2003        $11,615                  $12,772           $ 9,934
11/30/2004        $13,430                  $14,976           $11,010
11/30/2005        $14,604                  $16,195           $11,898
11/30/2006        $15,674                  $19,019           $13,497
11/30/2007        $16,732                  $18,795           $14,324
11/30/2008        $11,306                  $11,755           $ 8,403
11/30/2009        $13,766                  $14,638           $10,973
11/30/2010        $17,468                  $18,588           $14,292

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results.
Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2011, for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Oak Ridge Small Cap Equity Fund (the predecessor fund) on February 13, 2004. As a result of the reorganization, the Fund is the accounting successor of the predecessor fund. In the reorganization, the predecessor fund exchanged its assets for Class A and Class C shares of the Fund. The performance of Class A, Class B and Class C shares of the Fund includes the net asset value performance of the predecessor fund's Class A shares (Class C shares in the case of the Fund's Class C shares) prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment had the effect of reducing the previously reported performance of the predecessor fund.


       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10     13

Performance Update | 11/30/10                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Oak Ridge Small Cap Growth Fund, compared to that of the Russell 2000 Growth Index and the Russell 2000 Index.

Average Annual Total Returns
(As of November 30, 2010)
----------------------------------------------------------------------
                                           If         If
Period                                     Held       Redeemed
----------------------------------------------------------------------
10 Years                                    7.52%      7.52%
5 Years                                     4.88       4.88
1 Year                                     28.39      28.39
----------------------------------------------------------------------
Expense Ratio
(Per prospectus dated April 1, 2010)
----------------------------------------------------------------------
                                           Gross      Net
----------------------------------------------------------------------
                                           0.95%      0.95%
----------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5,000,000 Investment

                  Pioneer Oak Ridge        Russell 2000      Russell 2000
                  Small Cap Growth Fund    Index             Growth Index
11/30/2000        $ 5,000,000              $5,000,000        $5,000,000
11/30/2001        $ 5,111,168              $5,240,906        $4,534,025
11/30/2002        $ 4,493,213              $4,685,490        $3,607,597
11/30/2003        $ 6,194,161              $6,385,843        $4,967,074
11/30/2004        $ 7,317,867              $7,487,991        $5,505,207
11/30/2005        $ 8,135,041              $8,097,723        $5,948,767
11/30/2006        $ 8,928,794              $9,509,401        $6,748,680
11/30/2007        $ 9,604,821              $9,397,705        $7,162,036
11/30/2008        $ 6,544,811              $5,877,475        $4,201,547
11/30/2009        $ 8,040,987              $7,319,163        $5,486,702
11/30/2010        $10,323,614              $9,294,058        $7,146,204

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results.
Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance shown for Class Y shares of the Fund for periods prior to February 13, 2004, is based on the performance of predecessor Oak Ridge Small Cap Equity Fund's Class A shares, which has been restated to reflect differences in any applicable sales charges (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Oak Ridge Small Cap Equity Fund. Pioneer Oak Ridge Small Cap Growth Fund was created through the reorganization of predecessor Oak Ridge Small Cap Equity Fund on February 13, 2004. The performance shown for Class Y shares of the Fund for the period from February 13, 2004, to the inception of Class Y shares on December 29, 2009, reflects the NAV performance of Pioneer Oak Ridge Small Cap Growth Fund's Class A shares. The performance does not reflect differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares of the Fund and its predecessor are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception on December 29, 2009, would have been higher than the performance shown.


14    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses


The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Oak Ridge Small Cap Growth Fund

Based on actual returns from June 1, 2010 through November 30, 2010.

 Share Class                                                A            B             C             Y
 Beginning Account Value on 6/1/10                     $1,000.00     $1,000.00     $1,000.00     $1,000.00
----------------------------------------------------------------------------------------------------------
 Ending Account Value (after expenses) on 11/30/10     $1,141.57     $1,136.47     $1,136.40     $1,241.92
----------------------------------------------------------------------------------------------------------
 Expenses Paid During Period*                          $    6.87     $   11.62     $   11.36     $    5.79
----------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.28%, 2.17%, 2.18% and 1.03% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).


       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10     15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.


You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Oak Ridge Small Cap Growth Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from June 1, 2010 through November 30, 2010.

 Share Class                                               A             B             C             Y
 Beginning Account Value on 6/1/10                     $1,000.00     $1,000.00     $1,000.00     $1,000.00
----------------------------------------------------------------------------------------------------------
 Ending Account Value (after expenses) on 11/30/10     $1,018.65     $1,014.19     $1,014.14     $1,019.90
----------------------------------------------------------------------------------------------------------
 Expenses Paid During Period*                          $    6.48     $   10.96     $   11.01     $    5.22
----------------------------------------------------------------------------------------------------------

 * Expenses are equal to the Fund's annualized expense ratio of 1.28%, 2.17%, 2.18% and 1.03% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).


16    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10

Schedule of Investments | 11/30/10

Shares                                                               Value
             COMMON STOCKS -- 92.9%
             ENERGY -- 3.8%
             Oil & Gas Exploration & Production -- 3.8%
276,785      Concho Resources, Inc.*(b)                              $ 22,903,959
992,500      SandRidge Energy, Inc.*(b)                                 5,121,300
                                                                     ------------
                                                                     $ 28,025,259
                                                                     ------------
             Total Energy                                            $ 28,025,259
---------------------------------------------------------------------------------
             CAPITAL GOODS -- 12.4%
             Aerospace & Defense -- 3.7%
404,040      AAR Corp.*(b)                                           $  9,923,222
325,000      KEYW Holding Corp.*                                        4,062,500
373,420      Moog, Inc.*                                               13,764,261
                                                                     ------------
                                                                     $ 27,749,983
---------------------------------------------------------------------------------
             Construction & Farm Machinery & Heavy Trucks -- 2.2%
327,055      WABCO Holdings, Inc.*                                   $ 16,254,634
---------------------------------------------------------------------------------
             Industrial Machinery -- 6.5%
176,630      Altra Holdings, Inc.*                                   $  2,963,851
 59,600      China Fire & Security Group, Inc.*(b)                        430,312
132,500      Colfax Corp.*                                              2,236,600
348,892      Idex Corp. (b)                                            13,072,983
377,200      Kennametal, Inc.                                          12,756,904
213,704      The Middleby Corp.*(b)                                    17,196,761
                                                                     ------------
                                                                     $ 48,657,411
                                                                     ------------
             Total Capital Goods                                     $ 92,662,028
---------------------------------------------------------------------------------
             COMMERCIAL SERVICES & SUPPLIES -- 2.3%
             Environmental & Facilities Services -- 2.3%
650,317      Waste Connections, Inc. (b)                             $ 16,908,242
                                                                     ------------
             Total Commercial Services & Supplies                    $ 16,908,242
---------------------------------------------------------------------------------
             TRANSPORTATION -- 1.7%
             Trucking -- 1.7%
601,195      Knight Transportation, Inc. (b)                         $ 11,591,040
110,000      Roadrunner Transportation Systems, Inc.*                   1,394,800
                                                                     ------------
                                                                     $ 12,985,840
                                                                     ------------
             Total Transportation                                    $ 12,985,840
---------------------------------------------------------------------------------
             CONSUMER DURABLES & APPAREL -- 11.0%
             Apparel, Accessories & Luxury Goods -- 4.0%
274,500      The Warnaco Group, Inc.*                                $ 14,781,825
670,080      True Religion Apparel, Inc.*(b)                           15,029,894
                                                                     ------------
                                                                     $ 29,811,719
---------------------------------------------------------------------------------
             Footwear -- 7.0%
258,000      Deckers Outdoor Corp.*(b)                               $ 19,840,200
750,870      Iconix Brand Group, Inc.*                                 14,026,252
576,825      Wolverine World Wide, Inc. (b)                            18,025,781
                                                                     ------------
                                                                     $ 51,892,233
                                                                     ------------
             Total Consumer Durables & Apparel                       $ 81,703,952
---------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10     17

Shares                                                     Value
             CONSUMER SERVICES -- 2.5%
             Casinos & Gaming -- 2.5%
 429,300     WMS Industries, Inc.*                        $ 19,039,455
                                                          ------------
             Total Consumer Services                      $ 19,039,455
----------------------------------------------------------------------
             RETAILING -- 2.0%
             Distributors -- 2.0%
 703,460     LKQ Corp.*(b)                                $ 15,177,150
                                                          ------------
             Total Retailing                              $ 15,177,150
----------------------------------------------------------------------
             HOUSEHOLD & PERSONAL PRODUCTS -- 2.6%
             Household Products -- 1.5%
 167,762     Church & Dwight Co., Inc. (b)                $ 10,946,471
----------------------------------------------------------------------
             Personal Products -- 1.1%
 229,700     Alberto-Culver Co. (Class B)                 $  8,544,840
                                                          ------------
             Total Household & Personal Products          $ 19,491,311
----------------------------------------------------------------------
             HEALTH CARE EQUIPMENT & SERVICES -- 17.1%
             Health Care Distributors -- 1.6%
 197,335     MWI Veterinary Supply, Inc.*                 $ 12,057,169
----------------------------------------------------------------------
             Health Care Equipment -- 7.5%
 218,700     IDEXX Laboratories, Inc.*(b)                 $ 14,042,727
 268,400     Integra LifeSciences Holdings Corp.*(b)        11,640,508
 528,800     ResMed, Inc.*(b)                               16,895,160
 343,500     Sirona Dental Systems, Inc.*(b)                12,980,865
                                                          ------------
                                                          $ 55,559,260
----------------------------------------------------------------------
             Health Care Services -- 4.7%
 455,358     Catalyst Health Solutions, Inc.*             $ 19,543,965
 236,200     HMS Holdings Corp.*                            14,882,962
 200,000     Sharps Compliance Corp.*(b)                       908,000
                                                          ------------
                                                          $ 35,334,927
----------------------------------------------------------------------
             Health Care Supplies -- 3.3%
 801,500     Align Technology, Inc.*(b)                   $ 14,018,235
 182,105     Haemonetics Corp.*(b)                          10,705,953
                                                          ------------
                                                          $ 24,724,188
                                                          ------------
             Total Health Care Equipment & Services       $127,675,544
----------------------------------------------------------------------
             PHARMACEUTICALS & BIOTECHNOLOGY -- 4.1%
             Life Sciences Tools & Services -- 4.1%
 217,200     Covance, Inc.*(b)                            $  9,754,452
 596,204     Qiagen NV*(b)                                  10,910,533
 167,400     Techne Corp.                                   10,055,718
                                                          ------------
                                                          $ 30,720,703
                                                          ------------
             Total Pharmaceuticals & Biotechnology        $ 30,720,703
----------------------------------------------------------------------
             DIVERSIFIED FINANCIALS -- 4.6%
             Asset Management & Custody Banks -- 1.6%
 136,500     Affiliated Managers Group, Inc.*(b)          $ 11,931,465
----------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10

 Shares                                                         Value
             Investment Banking & Brokerage -- 1.8%
 256,500     Stiffel Financial Corp.*(b)                      $ 13,294,395
--------------------------------------------------------------------------
             Specialized Finance -- 1.2%
 144,900     Portfolio Recovery Associates, Inc.*(b)          $  9,182,313
                                                              ------------
             Total Diversified Financials                     $ 34,408,173
--------------------------------------------------------------------------
             INSURANCE -- 0.9%
             Property & Casualty Insurance -- 0.9%
 108,855     ProAssurance Corp.*(b)                           $  6,447,482
                                                              ------------
             Total Insurance                                  $  6,447,482
--------------------------------------------------------------------------
             SOFTWARE & SERVICES -- 15.5%
             Application Software -- 10.7%
 635,060     Ansys, Inc.*(b)                                  $ 30,800,410
 750,300     Informatica Corp.*(b)                              30,972,384
 372,100     Solera Holdings, Inc. (b)                          17,860,800
                                                              ------------
                                                              $ 79,633,594
--------------------------------------------------------------------------
             Data Processing & Outsourced Services -- 2.3%
 399,210     Wright Express Corp.*(b)                         $ 17,193,975
--------------------------------------------------------------------------
             Systems Software -- 2.5%
 429,570     Micros Systems, Inc.*                            $ 18,780,800
                                                              ------------
             Total Software & Services                        $115,608,369
--------------------------------------------------------------------------
             TECHNOLOGY HARDWARE & EQUIPMENT -- 3.6%
             Communications Equipment -- 1.9%
 724,600     Finisar Corp.*(b)                                $ 13,854,352
--------------------------------------------------------------------------
             Electronic Components -- 1.7%
 282,500     Littlefuse, Inc. (b)                             $ 13,071,275
                                                              ------------
             Total Technology Hardware & Equipment            $ 26,925,627
--------------------------------------------------------------------------
             SEMICONDUCTORS -- 8.8%
             Semiconductors -- 8.8%
 317,900     Atheros Communications*(b)                       $ 10,350,823
 349,642     Hittite Microwave Corp.*(b)                        20,013,508
 490,400     Netlogic Microsystems, Inc.*(b)                    15,300,480
 778,500     Skyworks Solutions, Inc.*(b)                       19,812,825
                                                              ------------
             Total Semiconductors                             $ 65,477,636
--------------------------------------------------------------------------
             TOTAL COMMON STOCKS
             (Cost $507,047,200)                              $693,256,771
--------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10     19

Principal
Amount($)                                                                            Value
               TEMPORARY CASH INVESTMENTS -- 26.4%
               Repurchase Agreements -- 6.2%
 4,615,000     Barclays Plc, 0.22%, dated 11/30/10, repurchase price of
               $4,615,000 plus accrued interest on 12/1/10 collateralized by the following:
                 $1,052,487 Federal Home Loan Mortgage Corp., 5.236%,
                   5/1/36
                 $3,654,813 Freddie Mac Giant, 4.0% - 5.0%,
                   10/1/30 - 11/1/40                                               $  4,615,000
 4,615,000     Barclays Plc, 0.22%, dated 11/30/10, repurchase price of
               $4,615,000 plus accrued interest on 12/1/10 collateralized by
               $4,707,305 U.S. Treasury Notes, 2.375%, 7/31/17                        4,615,000
 4,615,000     BNP Paribas SA, 0.24%, dated 11/30/10, repurchase price of
               $4,615,000 plus accrued interest on 12/1/10 collateralized by the following:
                 $3,617,222 Federal National Mortgage Association (ARM),
                   2.0730% - 5.849%, 11/1/34 - 4/1/38
                 $1,090,078 Federal Home Loan Mortgage Corp.,
                   5.512% - 6.173%, 11/1/37 - 7/1/38                                  4,615,000
 4,615,000     BNP Paribas SA, 0.23%, dated 11/30/10, repurchase price of
               $4,615,000 plus accrued interest on 12/1/10 collateralized by
               $4,707,300 US Treasury Strip, 0.0%, 5/15/29 - 11/15/29                 4,615,000
 4,615,000     Deutsche Bank AG, 0.24%, dated 11/30/10, repurchase price of
               $4,615,000 plus accrued interest on 12/1/10 collateralized by
               $4,707,300 Freddie Mac Giant 5.5%, 12/1/39                             4,615,000
 4,615,000     Deutsche Bank, 0.22%, dated 11/30/10, repurchase price of
               $4,615,000 plus accrued interest on 12/1/10 collateralized by
               $4,707,300 U.S. Treasury Notes, 3.375%, 11/15/19                       4,615,000
 4,615,000     JPMorgan, Inc., 0.21%, dated 11/30/10, repurchase price of
               $4,615,000 plus accrued interest on 12/1/10 collateralized by
               $4,707,300 U.S. Treasury Notes, 0.5%, 10/15/13                         4,615,000
 4,615,000     JPMorgan, Inc., 0.24%, dated 11/30/10, repurchase price of
               $4,707,546 plus accrued interest on 12/1/10 collateralized by $4,707,546 Federal National Mortgage Association,
               6.0%, 12/1/38                                                          4,615,000
 4,615,000     SG Americas Securities LLC, 0.25%, dated 11/30/10, repurchase price of $4,615,000 plus accrued interest on 12/1/10
               collateralized by $4,707,300 Federal National Mortgage
               Association, 4.0% - 5.5%, 9/1/25 - 4/1/40                              4,615,000
 4,615,000     Societe Generale SA, 0.23%, dated 11/30/10, repurchase price of
               $4,615,000 plus accrued interest on 12/1/10 collateralized by
               $4,707,303 U.S. Treasury Notes, 0.375% - 3.125%,
               10/31/12 - 10/31/16                                                    4,615,000
-----------------------------------------------------------------------------------------------
               TOTAL REPURCHASE AGREEMENTS
               (Cost $46,150,000)                                                  $ 46,150,000
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10

Principal
Amount($)                                                                  Value
               Securities Lending Collateral -- 20.2% (c)
               Certificates of Deposit:
4,251,476      Bank of Nova Scotia, 0.37%, 9/29/11                       $  4,251,476
2,976,033      BBVA Group NY, 0.61%, 7/26/11                                2,976,033
2,125,738      BNP Paribas Bank NY, 0.29%, 2/8/11                           2,125,738
2,125,738      BNP Paribas Bank NY, 0.3%, 1/20/11                           2,125,738
4,251,476      Canadian Imperial Bank of Commerce NY, 0.29%, 4/27/11        4,251,476
4,251,476      Nordea New York, 0.5%, 12/10/10                              4,251,476
4,251,476      RoboBank Netherland NV NY, 0.31%, 8/8/11                     4,251,476
4,251,476      Royal Bank of Canada NY, 0.25%, 1/21/11                      4,251,476
2,125,738      SocGen NY, 0.26%, 12/10/10                                   2,125,738
2,125,738      SocGen NY, 0.30%, 2/10/11                                    2,125,738
                                                                         ------------
                                                                         $ 32,736,365
-------------------------------------------------------------------------------------
               Commercial Paper:
2,550,886      American Honda Finance, 0.28%, 5/4/11                     $  2,550,886
1,707,955      American Honda Finance, 1.04%, 6/20/11                       1,707,955
1,562,565      Australia & New Zealand Banking Group, 0.89%, 8/4/11         1,562,565
4,333,906      Caterpillar Financial Services Corp., 1.04%, 6/24/11         4,333,906
4,676,624      CBA, 0.31%, 1/3/11                                           4,676,624
2,975,700      CHARFD, 0.31%, 12/14/10                                      2,975,700
1,274,807      CHARFD, 0.26%, 2/28/11                                       1,274,807
2,550,886      CLIPPR, 0.28%, 12/1/10                                       2,550,886
2,124,734      FAIRPP, 0.27%, 2/2/11                                        2,124,734
1,700,590      FASCO, 0.27%, 12/1/10                                        1,700,590
4,251,906      Federal Home Loan Bank, 0.38%, 6/1/11                        4,251,906
2,125,680      GE Corp., 0.34%, 1/26/11                                     2,125,680
  424,946      General Electric Capital Corp., 0.33%, 6/6/11                  424,946
1,700,590      OLDLLC, 0.27%, 12/1/10                                       1,700,590
2,330,046      OLDLLC, 0.27%, 12/2/10                                       2,330,046
4,248,344      SEB, 0.39%, 2/7/11                                           4,248,344
2,124,985      SOCNAM, 0.29%, 1/14/11                                       2,124,985
2,125,658      SRP, 0.27%, 12/6/10                                          2,125,658
3,190,238      STRAIT, 0.25%, 12/8/10                                       3,190,238
4,249,616      STRAIT, 0.25%, 2/2/11                                        4,249,616
2,125,100      Toll Brothers LLC, 0.27%, 1/10/11                            2,125,100
2,125,722      Toll Brothers LLC, 0.27%, 12/2/10                            2,125,722
2,124,734      Toll Brothers LLC, 0.27%, 2/2/11                             2,124,734
4,251,476      Toyota Motor Credit Corp., 0.45%, 9/8/11                     4,251,476
2,590,643      VARFUN, 0.27%, 1/20/11                                       2,590,643
1,699,669      VARFUN, 0.26%, 2/14/11                                       1,699,669
2,550,949      Wachovia, 0.38%, 3/22/11                                     2,550,949
1,701,813      Wachovia, 0.34%, 10/15/11                                    1,701,813
4,251,476      Westpac, 0.31%, 7/29/11                                      4,251,476
                                                                         ------------
                                                                         $ 75,652,244
-------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10     21

Principal
Amount($)                                                               Value
                   Tri-party Repurchase Agreements:
     8,001,448     Barclays Capital Markets, 0.23%, 12/1/10           $   8,001,446
     8,502,952     Deutsche Bank Securities, Inc., 0.24%, 12/1/10         8,502,952
     8,502,952     HSBC Bank USA NA, 0.23%, 12/1/10                       8,502,952
     8,502,952     RBS Securities, Inc., 0.25%, 12/1/10                   8,502,952
                                                                      -------------
                                                                      $  33,510,302
-----------------------------------------------------------------------------------
 Shares
-----------------------------------------------------------------------------------
                   Money Market Mutual Funds:
     4,251,476     Dreyfus Preferred Money Market Fund                $   4,251,476
     4,251,476     Fidelity Prime Money Market Fund                       4,251,476
                                                                      -------------
                                                                      $   8,502,952
-----------------------------------------------------------------------------------
   150,401,864     Total Securities Lending Collateral
                   (Cost $150,401,863)                                $ 150,401,863
-----------------------------------------------------------------------------------
                   TOTAL TEMPORARY CASH INVESTMENTS
                   (Cost $196,551,863)                                $ 196,551,863
-----------------------------------------------------------------------------------
                   TOTAL INVESTMENT IN SECURITIES -- 119.3%
                   (Cost $703,599,063) (a)                            $ 889,808,634
-----------------------------------------------------------------------------------
                   OTHER ASSETS AND LIABILITIES -- (19.3)%            $(143,811,425)
-----------------------------------------------------------------------------------
                   TOTAL NET ASSETS -- 100.0%                         $ 745,997,209
-----------------------------------------------------------------------------------

*     Non-income producing security.

(a) At November 30, 2010, the net unrealized gain on investments based on cost for federal income tax purposes of $706,124,834 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                              $191,696,234
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                                (8,012,434)
                                                                                    ------------
       Net unrealized gain                                                          $183,683,800
                                                                                    ============


The accompanying notes are an integral part of these financial statements.

22    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10

(b)   At November 30, 2010, the following securities were out on loan:

    Shares         Description                              Value
      21,500     AAR Corp.*                               $    528,040
      53,200     Affiliated Managers Group, Inc.*            4,650,212
     316,900     Align Technology, Inc.*                     5,542,581
       3,000     Ansys, Inc.*                                  145,500
      38,100     Atheros Communications*                     1,240,536
      58,700     China Fire & Security Group, Inc.*            423,814
       5,100     Church & Dwight Co., Inc.                     332,775
         200     Concho Resources, Inc.*                        16,550
     203,000     Covance, Inc.*                              9,116,730
      10,000     Deckers Outdoor Corp.*                        769,000
     599,400     Finisar Corp.*                             11,460,528
       3,000     Haemonetics Corp.*                            176,370
      10,300     Hittite Microwave Corp.*                      589,572
     112,600     Idex Corp.                                  4,219,122
     216,480     IDEXX Laboratories, Inc.*                  13,900,181
     296,800     Informatica Corp.*                         12,251,904
      15,200     Integra LifeSciences Holdings Corp.*          659,224
     242,300     Knight Transportation, Inc.                 4,671,544
       8,800     Littlefuse, Inc.                              407,176
      10,400     LKQ Corp.*                                    224,380
      75,800     The Middleby Corp.*                         6,099,626
     437,000     Netlogic Microsystems, Inc.*               13,634,400
      80,700     Portfolio Recovery Associates, Inc.*        5,113,959
      12,400     ProAssurance Corp.*                           734,452
     450,500     Qiagen NV*                                  8,244,150
     410,900     ResMed, Inc.*                              13,128,255
     982,500     SandRidge Energy, Inc.*                     5,069,700
     111,700     Sharps Compliance Corp.*                      507,118
       3,300     Sirona Dental Systems, Inc.*                  124,707
      51,200     Skyworks Solutions, Inc.*                   1,303,040
      25,600     Solera Holdings, Inc.                       1,228,800
      59,300     Stiffel Financial Corp.*                    3,073,519
     449,981     True Religion Apparel, Inc.*               10,093,074
     111,000     Waste Connections, Inc.                     2,886,000
      43,200     Wolverine World Wide, Inc.                  1,350,000
      20,700     Wright Express Corp.*                         891,549
                                                          ------------
                 Total                                    $144,808,088
----------------------------------------------------------------------

(c)   Securities lending collateral is managed by Credit Suisse AG, New York
      Branch.

The accompanying notes are an integral part of these financial statements.

       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10     23

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2010 aggregated $253,541,411 and $146,545,826, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of November 30, 2010, in valuing the Fund's assets:


                                 Level 1           Level 2          Level 3      Total
 Common Stocks                  $693,256,771      $         --     $--          $693,256,771
 Temporary Cash Investments               --       188,048,911           --      188,048,911
 Money Market Mutual Funds         8,502,952                --           --        8,502,952
--------------------------------------------------------------------------------------------
 Total                          $701,759,723      $188,048,911     $--          $889,808,634
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10

Statement of Assets and Liabilities | 11/30/10


ASSETS:
  Investment in securities (including securities loaned of
   $144,808,088) (cost $703,599,063)                          $889,808,634
  Cash                                                           3,049,509
  Receivables --
   Fund shares sold                                              4,348,020
   Dividends and interest                                           99,097
   Due from Pioneer Investment Management, Inc.                    157,340
  Other                                                             22,967
---------------------------------------------------------------------------
     Total assets                                             $897,485,567
---------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Fund shares repurchased                                    $    827,340
   Upon return of securities loaned                            150,401,863
  Due to affiliates                                                175,036
  Accrued expenses                                                  84,119
---------------------------------------------------------------------------
     Total liabilities                                        $151,488,358
---------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                             $575,263,765
  Accumulated net realized loss on investments                 (15,476,127)
  Net unrealized gain on investments                           186,209,571
---------------------------------------------------------------------------
     Total net assets                                         $745,997,209
---------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $493,766,318/18,398,020 shares)           $      26.84
  Class B (based on $9,141,557/363,437 shares)                $      25.15
  Class C (based on $47,290,608/2,012,495 shares)             $      23.50
  Class Y (based on $195,798,726/7,276,405 shares)            $      26.91
MAXIMUM OFFERING PRICE:
  Class A ($26.84 [divided by] 94.25%)                        $      28.48
---------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10     25

Statement of Operations

For the Year Ended 11/30/10



INVESTMENT INCOME:
  Dividends                                                 $1,332,522
  Interest                                                      36,880
  Income from securities loaned, net                           670,651
-----------------------------------------------------------------------------------------
     Total investment income                                                 $  2,040,053
-----------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                           $4,861,415
  Transfer agent fees
   Class A                                                     634,316
   Class B                                                      35,404
   Class C                                                      86,654
   Class Y                                                       5,342
  Distribution fees
   Class A                                                   1,116,832
   Class B                                                      92,824
   Class C                                                     417,221
  Shareholder communication expense                          1,089,222
  Administrative reimbursements                                179,572
  Custodian fees                                                29,920
  Registration fees                                            110,392
  Professional fees                                             99,158
  Printing expense                                             101,903
  Fees and expenses of nonaffiliated trustees                   14,498
  Miscellaneous                                                 54,350
-----------------------------------------------------------------------------------------
     Total expenses                                                          $  8,929,023
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                             (1,349,945)
-----------------------------------------------------------------------------------------
     Net expenses                                                            $  7,579,078
-----------------------------------------------------------------------------------------
       Net investment loss                                                   $ (5,539,025)
-----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on:
   Investments                                              $7,263,061
   Class action                                                166,814       $  7,429,875
-----------------------------------------------------------------------------------------
  Change in net unrealized gain on investments                               $140,908,689
-----------------------------------------------------------------------------------------
  Net gain on investments                                                    $148,338,564
-----------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                       $142,799,539
=========================================================================================

The accompanying notes are an integral part of these financial statements.

26    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10

Statements of Changes in Net Assets

For the Years Ended 11/30/10 and 11/30/09, respectively



                                                             Year Ended         Year Ended
                                                             11/30/10           11/30/09
FROM OPERATIONS:
Net investment loss                                          $ (5,539,025)      $ (2,815,706)
Net realized gain (loss) on investments and class action        7,429,875        (14,643,297)
Change in net unrealized gain on investments                  140,908,689         74,540,317
---------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations      $142,799,539       $ 57,081,314
---------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                             $418,623,509       $207,008,183
Shares issued in reorganization                                        --         66,995,896
Cost of shares repurchased                                   (256,925,283)      (118,319,293)
---------------------------------------------------------------------------------------------
   Net increase in net assets resulting from Fund share
     transactions                                            $161,698,226       $155,684,786
---------------------------------------------------------------------------------------------
   Net increase in net assets                                $304,497,765       $212,766,100
NET ASSETS:
Beginning of year                                             441,499,444        228,733,344
---------------------------------------------------------------------------------------------
End of year                                                  $745,997,209       $441,499,444
=============================================================================================

The accompanying notes are an integral part of these financial statements.

       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10     27

                                       '10 Shares     '10 Amount             '09 Shares     '09 Amount
Class A
Shares sold                             9,108,789     $216,999,794           10,448,253     $195,426,510
Shares issued in reorganization                --               --            2,446,523       54,019,224
Less shares repurchased                (9,601,296)    (223,964,958)          (5,961,774)    (109,930,312)
--------------------------------------------------------------------------------------------------------
   Net increase (decrease)               (492,507)    $ (6,965,164)           6,933,002     $139,515,422
========================================================================================================
Class B
Shares sold                                56,588     $  1,261,223               88,172     $  1,633,682
Shares issued in reorganization                --               --              240,948        5,040,628
Less shares repurchased                  (157,021)      (3,497,388)             (98,866)      (1,796,254)
--------------------------------------------------------------------------------------------------------
   Net increase (decrease)               (100,433)    $ (2,236,165)             230,254     $  4,878,056
========================================================================================================
Class C
Shares sold                               517,111     $ 10,789,732              583,596     $  9,947,991
Shares issued in reorganization                --               --              406,143        7,936,044
Less shares repurchased                  (463,483)      (9,589,471)            (405,916)      (6,592,727)
--------------------------------------------------------------------------------------------------------
   Net increase                            53,628     $  1,200,261              583,823     $ 11,291,308
========================================================================================================
Class Y*
Shares sold                             8,107,340     $189,572,760                   --     $         --
Less shares repurchased                  (830,935)     (19,873,466)                  --     $         --
--------------------------------------------------------------------------------------------------------
   Net increase                         7,276,405     $169,699,294                   --     $         --
========================================================================================================

*  Class Y shares were first publicly offered on December 29, 2009.

The accompanying notes are an integral part of these financial statements.

28    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10

Financial Highlights

                                                              Year Ended    Year Ended     Year Ended    Year Ended    Year Ended
                                                              11/30/10      11/30/09       11/30/08      11/30/07      11/30/06
Class A
Net asset value, beginning of period                            $ 20.96       $ 17.06       $  25.82       $ 26.15      $ 24.84
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                            $ (0.22)      $ (0.12)      $  (0.13)      $ (0.25)     $ (0.23)
 Net realized and unrealized gain (loss) on investments            6.10          4.02          (8.10)         2.18         2.27
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations            $  5.88       $  3.90       $  (8.23)      $  1.93      $  2.04
Distributions to shareowners:
 Net realized gain                                                   --            --          (0.53)        (2.26)       (0.73)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $  5.88       $  3.90       $  (8.76)      $ (0.33)     $  1.31
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $ 26.84       $ 20.96       $  17.06       $ 25.82      $ 26.15
====================================================================================================================================
Total return*                                                     28.05%        22.86%        (31.86)%        7.57%        8.25%
Ratio of net expenses to average net assets+                       1.28%         1.36%          1.40%         1.41%        1.40%
Ratio of net investment loss to average net assets+               (0.92)%       (0.82)%        (0.70)%       (0.97)%      (0.91)%
Portfolio turnover rate                                              27%           29%            37%           58%          29%
Net assets, end of period (in thousands)                        $493,766      $396,023      $204,015       $225,402     $225,906
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and
 no reduction for fees paid indirectly:
 Net expenses                                                      1.56%         1.60%          1.57%         1.53%        1.56%
 Net investment loss                                              (1.21)%       (1.06)%        (0.86)%       (1.10)%      (1.07)%
Ratios with waiver of fees and assumption of
 expenses by the Adviser and
 reduction for fees paid indirectly:
 Net expenses                                                      1.28%         1.36%          1.40%         1.40%        1.40%
 Net investment loss                                              (0.92)%       (0.82)%        (0.70)%       (0.96)%      (0.91)%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10     29

                                                               Year Ended    Year Ended     Year Ended    Year Ended    Year Ended
                                                               11/30/10      11/30/09       11/30/08      11/30/07      11/30/06
Class B
Net asset value, beginning of period                            $ 19.83       $ 16.29       $  24.90       $ 25.52      $ 24.49
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                            $ (0.47)      $ (0.19)      $  (0.40)      $ (0.52)     $ (0.54)
 Net realized and unrealized gain (loss) on investments            5.79          3.73          (7.68)         2.16         2.30
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations            $  5.32       $  3.54       $  (8.08)      $  1.64      $  1.76
Distributions to shareowners:
 Net realized gain                                                   --            --          (0.53)        (2.26)       (0.73)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $  5.32       $  3.54       $  (8.61)      $ (0.62)     $  1.03
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $ 25.15       $ 19.83       $  16.29       $ 24.90      $ 25.52
====================================================================================================================================
Total return*                                                     26.83%        21.73%        (32.43)%        6.62%        7.22%
Ratio of net expenses to average net assets+                       2.17%         2.24%          2.31%         2.32%        2.31%
Ratio of net investment loss to average net assets+               (1.82)%       (1.73)%        (1.63)%       (1.88)%      (1.82)%
Portfolio turnover rate                                              27%           29%            37%           58%          29%
Net assets, end of period (in thousands)                        $ 9,142       $ 9,197       $  3,805       $ 6,964      $ 8,371
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and
 no reduction for fees paid indirectly:
 Net expenses                                                      2.48%         2.60%          2.40%         2.32%        2.38%
 Net investment loss                                              (2.13)%       (2.09)%        (1.72)%       (1.88)%      (1.89)%
Ratios with waiver of fees and assumption of
 expenses by the Adviser and
 reduction for fees paid indirectly:
 Net expenses                                                      2.17%         2.24%          2.30%         2.30%        2.30%
 Net investment loss                                              (1.82)%       (1.73)%        (1.62)%       (1.86)%      (1.81)%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

30    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10

                                                               Year Ended    Year Ended    Year Ended     Year Ended    Year Ended
                                                               11/30/10      11/30/09      11/30/08       11/30/07      11/30/06
Class C
Net asset value, beginning of period                            $ 18.52       $ 15.21      $   23.30       $ 23.99      $ 23.04
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                            $ (0.38)      $ (0.22)     $   (0.36)      $ (0.49)     $ (0.46)
 Net realized and unrealized gain (loss) on investments            5.36          3.53          (7.20)         2.06         2.14
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations            $  4.98       $  3.31      $   (7.56)      $  1.57      $  1.68
Distributions to shareowners:
 Net realized gain                                                   --            --          (0.53)        (2.26)       (0.73)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $  4.98       $  3.31      $   (8.09)      $ (0.69)     $  0.95
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $ 23.50       $ 18.52      $   15.21       $ 23.30      $ 23.99
====================================================================================================================================
Total return*                                                     26.89%        21.76%        (32.43)%        6.75%        7.33%
Ratio of net expenses to average net assets+                       2.18%         2.26%          2.27%         2.20%        2.20%
Ratio of net investment loss to average net assets+               (1.82)%       (1.71)%        (1.59)%       (1.76)%      (1.72)%
Portfolio turnover rate                                              27%           29%            37%           58%          29%
Net assets, end of period (in thousands)                        $47,291       $36,280      $  20,913       $37,659      $50,120
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and
 no reduction for fees paid indirectly:
 Net expenses                                                      2.29%         2.40%          2.27%         2.20%        2.20%
 Net investment loss                                              (1.93)%       (1.86)%        (1.59)%       (1.76)%      (1.72)%
Ratios with waiver of fees and assumption of
 expenses by the Adviser and
 reduction for fees paid indirectly:
 Net expenses                                                      2.18%         2.26%          2.27%         2.19%        2.20%
 Net investment loss                                              (1.82)%       (1.71)%        (1.59)%      (1.75)%       (1.72)%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10     31

                                                                    12/29/09 (a)
                                                                    to 11/30/10
 Class Y
 Net asset value, beginning of period                               $  22.77
--------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
  Net investment loss                                               $  (0.07)
  Net realized and unrealized gain on investments                       4.21
--------------------------------------------------------------------------------
    Net increase from investment operations                         $   4.14
--------------------------------------------------------------------------------
 Net increase in net asset value                                    $   4.14
--------------------------------------------------------------------------------
 Net asset value, end of period                                     $  26.91
================================================================================
 Total return*                                                         18.18%
 Ratio of net expenses to average net assets+                           1.03%**
 Ratio of net investment loss to average net assets+                   (0.66)%**
 Portfolio turnover rate                                                  27%
 Net assets, end of period (in thousands)                           $195,799
 Ratios with no waiver of fees and assumption of expenses by the
  Adviser and no reduction for fees paid indirectly:
  Net expenses                                                          1.03%**
  Net investment loss                                                  (0.66)%**
 Ratios with waiver of fees and assumption of expenses by the
  Adviser and reduction for fees paid indirectly:
  Net expenses                                                          1.03%**
  Net investment loss                                                  (0.66)%**
================================================================================

(a) Class Y shares were first publicly offered on December 29, 2009.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+   Ratios with no reduction for fees paid indirectly.
**  Annualized.

The accompanying notes are an integral part of these financial statements.

32    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10

Notes to Financial Statements | 11/30/10

1. Organization and Significant Accounting Policies

Pioneer Oak Ridge Small Cap Growth Fund (the Fund) is one of five portfolios comprising Pioneer Series Trust I, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Class B shares were first publicly offered on February 17, 2004. Class Y shares were first publicly offered on December 29, 2009. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.


Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.


       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10     33

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

   The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices.

   At November 30, 2010, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used in the valuation of a security using fair value methods include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend


34    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10
   data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At November 30, 2010, the Fund had reclassified $5,539,025 to decrease accumulated net investment loss and $5,539,025 to decrease paid-in capital to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

   At November 30, 2010, the Fund had a net capital loss carryforward of $9,784,221 which will expire in 2017 if not utilized.

   The Fund has elected to defer approximately $3,166,135 of capital losses recognized between November 1, 2010 and November 30, 2010 to its fiscal year ending November 30, 2011.

   There were no distributions paid during the years ended November 30, 2010 and November 30, 2009.

   The following shows the components of distributable earnings on a federal income tax basis at November 30, 2010:



--------------------------------------------------------------------------------
                                                                           2010
--------------------------------------------------------------------------------
   Distributable earnings:
   Capital loss carryforward                                       $ (9,784,221)
   Post-October loss deferred                                        (3,166,135)
   Unrealized appreciation                                          183,683,800
--------------------------------------------------------------------------------
      Total                                                        $170,733,444
================================================================================

       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10     35

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.


C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $49,516 in underwriting commissions on the sale of Class A shares for the year ended November 30, 2010.


D. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.


E. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


F. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent,


36    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10
   manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.


2. Management Agreement

PIM, a wholly owned subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.85% of the Fund's average daily net assets up to $1 billion; and 0.80% of the excess over $1 billion. For the year ended November 30, 2010, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.84% of the Fund's average net assets.

Pioneer, and not the Fund, pays a portion of the fee it receives from the Fund to Oak Ridge Investments, LLC (Oak Ridge) as compensation for Oak Ridge's subadvisory services to the Fund.

On January 7, 2005, Pioneer Investment Management USA, Inc. ("PIMUSA") acquired a 49% ownership interest in Oak Ridge from the existing shareholders of Oak Ridge. As part of the acquisition, PIMUSA also obtained the right to purchase from the existing shareholders of Oak Ridge (i) an additional 11% ownership interest in Oak Ridge two years from the date on which the acquisition was consummated, and (ii) the remaining ownership interest twelve years from the date on which the acquisition was consummated. Consequently, the acquisition provides PIMUSA the ability to own 100% of Oak Ridge over time. PIMUSA is the direct parent of PIM.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.25%, 2.15% and 2.15% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. Expenses waived during the year ended November 30, 2010 are reflected on the Statement of Operations. These expense limitations were in effect until October 1, 2010. In addition, PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to


       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10     37

1.40%, 2.30% and 2.30%, of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. These expense limitations are in effect through April 1, 2012 for Class A, Class B and Class C shares. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the dates referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $17,980 in management fees, administrative costs and certain other reimbursements payable to PIM at November 30, 2010.


3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended November 30, 2010, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                             $  978,376
 Class B                                                                 13,870
 Class C                                                                 52,295
 Class Y                                                                 44,681
--------------------------------------------------------------------------------
    Total                                                            $1,089,222
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $152,130 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at November 30 2010.


4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C


38    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10
shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,926 in distribution fees payable to PFD at November 30, 2010.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Class B shares redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended November 30, 2010, CDSCs in the amount of $33,995 were paid to PFD.


5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended November 30, 2010, the Fund's expenses were not reduced under such arrangements.


6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a $165 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on borrowings is payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended November 30, 2010, the Fund had no borrowings under this agreement.


7. Reorganization Information

On September 10, 2009, beneficial owners of Pioneer Small and Mid Cap Growth Fund approved a proposed Agreement and Plan of Reorganization that provided for the reorganization listed below. This tax-free reorganization was accomplished on September 18, 2009 ("Closing Date"), by exchanging the assets and liabilities of Pioneer Small and Mid Cap Growth Fund for shares of Pioneer Oak Ridge Small Cap Growth Fund. Shareholders holding Class A,


       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10     39

Class B and Class C shares of Pioneer Small and Mid Cap Growth Fund received Class A, Class B and Class C shares, respectively, of Pioneer Oak Ridge Small Cap Growth Fund in the reorganization. The following charts show the details of the reorganization as of that Closing Date:


-------------------------------------------------------------------------------------------------
                           Pioneer                  Pioneer                  Pioneer
                           Oak Ridge Small Cap      Small and Mid Cap        Oak Ridge Small Cap
                           Growth Fund              Growth Fund              Growth Fund
                           (Pre-Reorganization)     (Pre-Reorganization)     (Post-Reorganization)
-------------------------------------------------------------------------------------------------
 Net Assets
  Class A                  $359,276,671              $54,019,224             $413,295,895
  Class B                  $  4,975,514              $ 5,040,628             $ 10,016,142
  Class C                  $ 29,615,672              $ 7,936,044             $ 37,551,716
-------------------------------------------------------------------------------------------------
 Total Net Assets          $393,867,857              $66,995,896             $460,863,753
-------------------------------------------------------------------------------------------------
 Shares Outstanding
  Class A                    16,269,857                1,995,371               18,716,380
  Class B                       237,808                  196,753                  478,756
  Class C                     1,515,350                  308,441                1,921,493
 Shares Issued in Reorganization
  Class A                                                                       2,446,523
  Class B                                                                         240,948
  Class C                                                                         406,143


-------------------------------------------------------------------------------------------------
                                                     Unrealized              Accumulated
                                                     Appreciation On         Loss On
                                                     Closing Date            Closing Date
-------------------------------------------------------------------------------------------------
 Pioneer Small and Mid Cap Growth Fund               $ 12,765,327            $(1,828,860)

8. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


40    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10

Report of Independent Registered Public Accounting Firm


To the Board of Trustees of Pioneer Series Trust I and Shareowners of Pioneer Oak Ridge Small Cap Growth Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of Pioneer Oak Ridge Small Cap Growth Fund, one of the series comprising Pioneer Series Trust I (the "Trust"), including the schedule of investments, as of November 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Oak Ridge Small Cap Growth Fund of Pioneer Series Trust I at November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                     /s/ Ernst & Young LLP


Boston, Massachusetts
January 26, 2011

       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10     41

Approval of Investment Advisory and Sub-Advisory Agreements (unaudited)

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Oak Ridge Small Cap Growth Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. PIM has retained Oak Ridge Investments, LLC (Oak Ridge) to serve as the sub-adviser to the Fund pursuant to a sub-advisory agreement between PIM and the sub-adviser. In order for PIM and Oak Ridge to remain the investment adviser and sub-adviser of the Fund, respectively, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement and the sub-advisory agreement for the Fund.

The contract review process began in March 2010 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2010, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement and the sub-advisory agreement. The contract review materials were provided to the Trustees in September 2010. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the independent Trustees of the Fund were held in July, September, October, and November, 2010 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 16, 2010, based on their evaluation of the information provided by PIM, the sub-adviser and third parties, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement and the sub-advisory agreement for another year. In considering the renewal of the investment advisory agreement and the sub-advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreements.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM and the sub-adviser to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement and the sub-advisory agreement. The Trustees also reviewed the sub-adviser's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered


42    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10
the resources of PIM and the sub-adviser and the personnel of PIM and the sub-adviser who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. In addition, the Trustees considered the arrangements put in place to retain key investment and other personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers (including the sub-adviser) and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM and the sub-adviser to the Fund were satisfactory and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the fifth quintile of its Morningstar category for the one year period ended June 30, 2010, in the first quintile of its Morningstar category for the three and ten year periods ended June 30, 2010, and in the second quintile of its Morningstar category for the five year period ended June 30, 2010. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees discussed the reasons for the Fund's recent underperformance with PIM in view of the Fund's investment approach and the market conditions present during the relevant periods, and were satisfied with the information presented by PIM with respect to the Fund's performance.

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected


       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10     43
on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party. The Trustees also considered that PIM, not the Fund, paid the sub-adviser pursuant to the sub-advisory agreement. The Trustees evaluated both the fee under the sub-advisory agreement and the portion of the fee under the investment advisory agreement retained by PIM.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 20010 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate on assets over $1 billion. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2010 was in the second quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject.

The Trustees also reviewed management fees charged by the sub-adviser to its other clients. The Trustees noted that in most instances the fee rates for those separate accounts were higher than the sub-advisory fees paid to the sub-adviser with respect to the Fund.

The Trustees concluded that the management fee payable by the Fund to PIM, as well as the fees payable by PIM to the sub-adviser of the Fund, were reasonable in relation to the nature and quality of the services provided by PIM and the sub-adviser. The Trustees also concluded that the Fund's expense ratio was reasonable taking into account the nature and quality of services provided by PIM and the sub-adviser and the contractual expense limitation agreed to by PIM with respect to the Fund.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit


44    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10
margin in connection with the overall operation of the Fund. The Trustees further considered the sub-advisory fees received by the sub-adviser with respect to the Fund and the percentage that such fees represented of the sub-adviser's overall revenues (for the 12-month period ended December 31, 2009). They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins with respect to the management of the Fund were not unreasonable.

Economies of Scale
The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits
The Trustees considered the other benefits to each of PIM and the sub-adviser from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Fund and to the sub-adviser and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees considered the intangible benefits to each of PIM and the sub-adviser by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between each of PIM and the sub-adviser and the Fund.


       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10     45

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that each of the investment advisory agreement between PIM and the Fund and the sub-advisory agreement between PIM and the sub-adviser, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of each of the investment advisory agreement and the sub-advisory agreement for the Fund.


46    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Registered Public Accounting Firm
Ernst & Young LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.


       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10     47

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
                    Position Held   Length of Service                                                        Other Directorships
Name and Age        with the Fund   and Term of Office         Principal Occupation                          Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr.  Chairman of     Trustee since 2003.        Non-Executive Chairman and a director of      None
(84)*               the Board,      Serves until a successor   Pioneer Investment Management USA Inc.
                    Trustee         trustee is elected or      ("PIM-USA"); Chairman and a director of
                    and President   earlier retirement or      Pioneer; Chairman and Director of
                                    removal.                   Pioneer Institutional Asset Management,
                                                               Inc. (since 2006); Director of Pioneer
                                                               Alternative Investment Management
                                                               Limited (Dublin); President and a
                                                               director of Pioneer Alternative
                                                               Investment Management (Bermuda) Limited
                                                               and affiliated funds; Deputy Chairman
                                                               and a director of Pioneer Global Asset
                                                               Management S.p.A. ("PGAM") (until April
                                                               2010); Director of PIOGLOBAL Real Estate
                                                               Investment Fund (Russia) (until June
                                                               2006); Director of Nano-C, Inc. (since
                                                               2003); Director of Cole Management Inc.
                                                               (since 2004); Director of Fiduciary
                                                               Counseling, Inc.; President and Director
                                                               of Pioneer Funds Distributor, Inc.
                                                               ("PFD") (until May 2006); President of
                                                               all of the Pioneer Funds; and Of
                                                               Counsel, Wilmer Cutler Pickering Hale
                                                               and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury Trustee and     Trustee since 2008.        Director, CEO and President of PIM-USA        None
(52)*               Executive       Serves until a successor   (since February 2007); Director and
                    Vice President  trustee is elected or      President of Pioneer and Pioneer
                                    earlier retirement or      Institutional Asset Management, Inc.
                                    removal.                   (since February 2007); Executive Vice
                                                               President of all of the Pioneer Funds
                                                               (since March 2007); Director of PGAM
                                                               (2007 - 2010); Head of New Europe
                                                               Division, PGAM (2000 - 2005); and Head
                                                               of New Markets Division, PGAM (2005 -
                                                               2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.


48    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
                    Position Held   Length of Service                                                        Other Directorships
Name and Age        with the Fund   and Term of Office         Principal Occupation                          Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (67)  Trustee         Trustee since 2005.        Interim Chief Executive Officer, Oxford       Director of
                                    Serves until a successor   Analytica, Inc. (privately held research      Enterprise Community
                                    trustee is elected or      and consulting company) (2010 -               Investment, Inc.
                                    earlier retirement or      present); Managing Partner, Federal City      (privately held
                                    removal.                   Capital Advisors (corporate advisory          affordable housing
                                                               services company) (1997 - 2004 and 2008       finance company)
                                                               - present); Executive Vice President and      (1985 - present);
                                                               Chief Financial Officer, I-trax, Inc.         Director of Oxford
                                                               (publicly traded health care services         Analytica, Inc.
                                                               company) (2004 - 2007); and Executive         (2008 - present);
                                                               Vice President and Chief Financial            Director of The
                                                               Officer, Pedestal Inc. (internet-based        Swiss Helvetia Fund,
                                                               mortgage trading company) (2000 - 2002)       Inc. (closed-end
                                                                                                             fund) (2010 -
                                                                                                             present); and
                                                                                                             Director of New York
                                                                                                             Mortgage Trust
                                                                                                             (publicly traded
                                                                                                             mortgage REIT) (2004
                                                                                                             - 2009)
------------------------------------------------------------------------------------------------------------------------------------

       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10     49

------------------------------------------------------------------------------------------------------------------------------------
                    Position Held   Length of Service                                                        Other Directorships
Name and Age        with the Fund   and Term of Office         Principal Occupation                          Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (62)   Trustee         Trustee since 2003.        President, Bush International, LLC            Director of Marriott
                                    Serves until a successor   (international financial advisory firm)       International, Inc.
                                    trustee is elected or      (1991 - present); Managing Director,          (2008 - present);
                                    earlier retirement or      Federal Housing Finance Board (oversight      Director of Discover
                                    removal.                   of Federal Home Loan Bank system) (1989       Financial Services
                                                               - 1991); Vice President and Head of           (credit card issuer
                                                               International Finance, Federal National       and electronic
                                                               Mortgage Association (1988 - 1989); U.S.      payment services)
                                                               Alternate Executive Director,                 (2007 - present);
                                                               International Monetary Fund (1984 -           Former Director of
                                                               1988); Executive Assistant to Deputy          Briggs & Stratton
                                                               Secretary of the U.S. Treasury, U.S.          Co. (engine
                                                               Treasury Department (1982 - 1984); and        manufacturer) (2004
                                                               Vice President and Team Leader in             - 2009); Director of
                                                               Corporate Banking, Bankers Trust Co.          UAL Corporation
                                                               (1976 - 1982)                                 (airline holding
                                                                                                             company) (2006 -
                                                                                                             present); Director
                                                                                                             of ManTech
                                                                                                             International
                                                                                                             Corporation
                                                                                                             (national security,
                                                                                                             defense, and
                                                                                                             intelligence
                                                                                                             technology firm)
                                                                                                             (2006-present);
                                                                                                             Member, Board of
                                                                                                             Governors,
                                                                                                             Investment Company
                                                                                                             Institute (2007 -
                                                                                                             present); Former
                                                                                                             Director of Brady
                                                                                                             Corporation (2000 -
                                                                                                             2007); Former
                                                                                                             Director of Mortgage
                                                                                                             Guaranty Insurance
                                                                                                             Corporation (1991 -
                                                                                                             2006); Former
                                                                                                             Director of
                                                                                                             Millennium
                                                                                                             Chemicals, Inc.
                                                                                                             (commodity
                                                                                                             chemicals) (2002 -
                                                                                                             2005); Former
                                                                                                             Director, R.J.
                                                                                                             Reynolds Tobacco
                                                                                                             Holdings, Inc.
                                                                                                             (tobacco) (1999 -
                                                                                                             2005); and Former
                                                                                                             Director of Texaco,
                                                                                                             Inc. (1997 - 2001)
------------------------------------------------------------------------------------------------------------------------------------

50    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10

------------------------------------------------------------------------------------------------------------------------------------
                    Position Held   Length of Service                                                        Other Directorships
Name and Age        with the Fund   and Term of Office         Principal Occupation                          Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M.         Trustee         Trustee since 2008.        William Joseph Maier Professor of             Trustee, Mellon
Friedman (66)                       Serves until a successor   Political Economy, Harvard University         Institutional Funds
                                    trustee is elected or      (1972 - present)                              Investment Trust and
                                    earlier retirement or                                                    Mellon Institutional
                                    removal.                                                                 Funds Master
                                                                                                             Portfolio (oversaw
                                                                                                             17 portfolios in
                                                                                                             fund complex) (1989
                                                                                                             - 2008)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W.       Trustee         Trustee since 2003.        Founding Director, Vice President and         None
Graham (63)                         Serves until a successor   Corporate Secretary, The Winthrop Group,
                                    trustee is elected or      Inc. (consulting firm) (1982 - present);
                                    earlier retirement or      Desautels Faculty of Management, McGill
                                    removal.                   University (1999 - present); and Manager
                                                               of Research Operations and Organi-
                                                               zational Learning, Xerox PARC, Xerox's
                                                               Advance Research Center (1990 - 1994)
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna     Trustee         Trustee since 2006.        Chairman and Chief Executive Officer,         Director, Broadridge
(60)                                Serves until a successor   Quadriserv, Inc. (technology products         Financial Solutions,
                                    trustee is elected or      for securities lending industry) (2008 -      Inc. (investor
                                    earlier retirement or      present); Private investor (2004 -            communications and
                                    removal.                   2008); and Senior Executive Vice              securities
                                                               President, The Bank of New York               processing provider
                                                               (financial and securities services)           for financial
                                                               (1986 - 2004)                                 services industry)
                                                                                                             (2009 - present);
                                                                                                             and Director,
                                                                                                             Quadriserv, Inc.
                                                                                                             (2005 - present)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A.       Trustee         Trustee since 2003.        President and Chief Executive Officer,        Director of New
Piret (62)                          Serves until a successor   Newbury, Piret & Company, Inc.                America High Income
                                    trustee is elected or      (investment banking firm) (1981 -             Fund, Inc.
                                    earlier retirement or      present)                                      (closed-end
                                    removal.                                                                 investment company)
                                                                                                             (2004 - present);
                                                                                                             and Member, Board of
                                                                                                             Governors,
                                                                                                             Investment Company
                                                                                                             Institute (2000 -
                                                                                                             2006)
------------------------------------------------------------------------------------------------------------------------------------

       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10     51

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
                    Position Held   Length of Service                                                        Other Directorships
Name and Age        with the Fund   and Term of Office         Principal Occupation                          Held by this Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J.      Secretary       Since 2010. Serves at      Vice President and Associate General          None
Kelley (46)                         the discretion of the      Counsel of Pioneer since January 2008
                                    Board.                     and Secretary of all of the Pioneer
                                                               Funds since June 2010; Assistant
                                                               Secretary of all of the Pioneer Funds
                                                               from September 2003 to May 2010; and
                                                               Vice President and Senior Counsel of
                                                               Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B.            Assistant       Since 2010. Serves at      Fund Governance Director of Pioneer           None
Hannigan (49)       Secretary       the discretion of the      since December 2006 and Assistant
                                    Board.                     Secretary of all the Pioneer Funds since
                                                               June 2010; Manager - Fund Governance of
                                                               Pioneer from December 2003 to November
                                                               2006; and Senior Paralegal of Pioneer
                                                               from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (48)   Assistant       Since 2010. Serves at      Counsel of Pioneer since June 2007 and        None
                    Secretary       the discretion of the      Assistant Secretary of all the Pioneer
                                    Board.                     Funds since June 2010; and Vice Presi-
                                                               dent and Counsel at State Street Bank
                                                               from October 2004 to June 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley     Treasurer       Since 2008. Serves at      Vice President - Fund Accounting,             None
(51)                                the discretion of the      Administration and Controllership
                                    Board.                     Services of Pioneer; and Treasurer of
                                                               all of the Pioneer Funds since March
                                                               2008; Deputy Treasurer of Pioneer from
                                                               March 2004 to February 2008; Assistant
                                                               Treasurer of all of the Pioneer Funds
                                                               from March 2004 to February 2008; and
                                                               Treasurer and Senior Vice President, CDC
                                                               IXIS Asset Management Services, from
                                                               2002 to 2003
------------------------------------------------------------------------------------------------------------------------------------


52    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10

------------------------------------------------------------------------------------------------------------------------------------
                    Position Held   Length of Service                                                        Other Directorships
Name and Age        with the Fund   and Term of Office         Principal Occupation                          Held by this Officer
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti    Assistant       Since 2003. Serves at      Assistant Vice President - Fund               None
(45)                Treasurer       the discretion of the      Accounting, Administration and
                                    Board.                     Controllership Services of Pioneer; and
                                                               Assistant Treasurer of all of the
                                                               Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (52)  Assistant       Since 2003. Serves at      Fund Accounting Manager - Fund                None
                    Treasurer       the discretion of the      Accounting, Administration and
                                    Board.                     Controllership Services of Pioneer; and
                                                               Assistant Treasurer of all of the
                                                               Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson    Assistant       Since 2009. Serves at      Fund Administration Manager - Fund            None
(31)                Treasurer       the discretion of the      Accounting, Administration and
                                    Board.                     Controllership Services since November
                                                               2008; Assistant Treasurer of all of the
                                                               Pioneer Funds since January 2009; and
                                                               Client Service Manager - Institutional
                                                               Investor Services at State Street Bank
                                                               from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley     Chief           Since 2010. Serves at      Chief Compliance Officer of Pioneer and       None
(58)                Compliance      the discretion of the      of all the Pioneer Funds since March
                    Officer         Board.                     2010; Director of Adviser and Portfolio
                                                               Compliance at Pioneer since October
                                                               2005; and Senior Compliance Officer for
                                                               Columbia Management Advisers, Inc. from
                                                               October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------




       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10     53

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54    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10
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       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10     55
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56    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10
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       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10     57
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58    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10
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       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10     59
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60    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/10

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                               1-800-225-4240


Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site: www.pioneerinvestments.com





This report must be preceded or accompanied by a prospectus.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.




Pioneer Oak Ridge
Large Cap Growth Fund
--------------------------------------------------------------------------------
Annual Report | November 30, 2010
--------------------------------------------------------------------------------


Ticker Symbols:

Class A   ORILX
Class B   ORLBX
Class C   ORLCX
Class R   ORLRX
Class Y   PORYX



[LOGO]PIONEER
      Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              8

Prices and Distributions                                                       9

Performance Update                                                            10

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Financial Statements                                                          23

Notes to Financial Statements                                                 32

Report of Independent Registered Public Accounting Firm                       40

Approval of Investment Advisory and Sub-Advisory Agreements                   41

Trustees, Officers and Service Providers                                      46


        Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/10     1

President's Letter

Dear Shareowner,

Through the first eleven months of 2010, the U.S. economy moved forward on a slow path to recovery. But with the memory of a deep recession still lingering, businesses and consumers remained cautious about both investing and spending. While business fundamentals showed signs of improvement, there was still a reluctance to hire, and high unemployment remains a problem. Wary investors, concerned about risk, gravitated towards cash and bonds. We remain generally optimistic about the prospects for economic recovery, although it may occur more slowly than many would like.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. This strategy has generally performed well for many investors. Bond markets certainly rewarded investors in the first eleven months of 2010. While the equity markets barely budged, equities at the end of November 2010 were inexpensive relative to bonds, compared with historic levels, and represented potentially good value for long-term investors.

Pioneer has not changed the basic approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. Our experienced professionals devote themselves to the careful research needed to identify investment opportunities in markets around the world.

Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.


2    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/10

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


        Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/10     3

Portfolio Management Discussion | 11/30/10

In the following interview, David Klaskin, Chairman, Chief Executive Officer and Chief Investment Officer of Oak Ridge Investments, LLC, the subadvisor of Pioneer Oak Ridge Large Cap Growth Fund, and Pioneer Oak Ridge Large Cap Growth Fund's lead portfolio manager, discusses the factors that influenced the Fund's performance during the 12-month period ended November 30, 2010.

Q  How did the Fund perform during the 12 months ended November 30, 2010?

A Pioneer Oak Ridge Large Cap Growth Fund's Class A shares returned 5.62% at net asset value during the 12 months ended November 30, 2010, while the Fund's benchmarks, the Standard and Poor's 500 Index (the S&P 500) and the Russell 1000 Growth Index (the Russell Index), returned 9.96% and 14.04%, respectively. Over the same period, the average return of the 848 mutual funds in Lipper's Large Cap Growth Funds category was 12.47%.

Q How did the broader market environment affect the Fund's performance over the 12 months ended November 30, 2010?

A The strong performance of the U.S. equity market over the 12 months ended November 30, 2010, reflected the substantial improvement in investor sentiment that occurred during the past year. At the end of 2009, the financial crisis was still fresh in investors' minds, and a high level of caution pervaded the markets. As the Fund's fiscal year progressed, however, strong corporate profit results, signs of gradually improving economic growth, and the accommodative stance of the U.S. Federal Reserve Board (the Fed) led to a steady recovery in investors' risk appetites. The result was outperformance for the lower-quality, higher-valued, and more economically sensitive segments of the market. Conversely, more conservative stocks with strong cash flows and reasonable valuations -- the kind in which we seek to invest the Fund's assets -- generally rose in price but nonetheless lagged their momentum-driven counterparts over the full 12-month period.

   The performance disparity over the period between more conservative and somewhat riskier investments is reflected in the high representation of steady growth stocks on the list of the Fund's individual detractors, which included Google, Visa, Oracle, Procter & Gamble, and PepsiCo, among others. While those stocks were unable to keep up with the broader market during the past 12 months, we believe they still represent important core holdings for a large-cap growth portfolio such as Pioneer Oak Ridge Large Cap Growth Fund. Given that the most recent span of underperformance for higher-quality stocks -- which dates back to the market rebound that began in March 2009 -- has been surprisingly long on a historical basis,


4    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/10
   we continue to believe that maintaining our emphasis on fundamentals and valuations will prove critical to the Fund's longer-term outperformance.

Q What were some specific elements of the Fund's positioning that hurt performance results over the 12 months ended November 30, 2010?

A Four sectors stand out as areas where our stock picks for the Fund fell short over the 12-month period: consumer discretionary, energy, financials, and health care.

   Of those, the Fund's positioning in the consumer discretionary sector proved to be the largest factor in the portfolio's underperformance of its benchmarks and Lipper peers. The Fund was underweight in the sector and was therefore unable to participate fully in the strong relative performance of consumer discretionary stocks during the period. Additionally, the Fund's performance was hurt both by two holdings (Staples and Best Buy, which lagged), as well as a lack of investments in many of the lower-quality and/or richly valued restaurant, casino, and internet retail stocks that delivered outstanding returns in the favorable market environment over the 12 months ended November 30, 2010.

   Energy also was a difficult sector for the Fund over the 12-month period, but in that sector the underperformance was largely the result of one stock: Southwestern Energy. A natural gas driller, Southwestern saw its stock lose ground as a glut of supply caused natural gas prices to fall sharply during the past year. We continue to hold the stock in the Fund on the basis of its strong properties, solid balance sheet, and sound management.

   In the financials sector, the Fund's difficulties during the 12-month period ended November 30, 2010 stemmed from the underperformance of several positions that we continue to like as longer-term Fund holdings, such as Visa, Charles Schwab, and IntercontinentalExchange. Visa, one of the largest individual detractors from the Fund's performance during the period, was hurt by the prospects of heightened regulatory scrutiny. We have maintained the Fund's position, however, based on the company's long-term growth potential, particularly in its debit card and international businesses.

   The Fund's shortfall in health care during the period was less pronounced, but it nonetheless had an effect on performance given that it is the second-largest sector position in the Fund's portfolio. The primary cause of the Fund's underperformance was a position in Gilead Sciences, which fell by nearly 21% on concerns about patent expirations coming up in 2013. We think the issue already has been more than factored into the company's stock price, however, and we continue to like Gilead as a long-term holding, due in part to its strong balance sheet and attractive valuation. We trimmed the Fund's weighting in health care by selling positions in Stryker and Becton Dickinson, and by reducing a position in Abbott Laboratories.


        Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/10     5

Q What factors helped the Fund's performance during the 12 months ended November 30, 2010?

A The Fund's best-performing sector during the 12-month period was information technology, as both an overweight position and outperformance from some individual stock picks aided performance. The Fund's top contributor holding in the sector was Citrix Systems (up by 45%), which represents a play on one of our core themes: desktop virtualization. We believe the desktop virtualization market is still in the early stages of growth, and we expect this market opportunity will continue to be a significant growth driver for Citrix.

   The Fund also added substantial value in the technology sector through an overweight position in Apple, which was one of the market's top performers thanks to the robust sales for its core PC and iPod products, together with the successful introduction of the iPad tablet computer. Cognizant Technology Solutions, which posted strong quarterly results in June 2010 and significantly increased its guidance for 2010, made an additional contribution to the Fund's performance in technology. Cognizant capitalized on pent-up demand from customers in the financial industry who had delayed projects during the economic downturn. The company continues to benefit from the outsourcing trend, which we believe will drive further growth in 2011. Altera, whose semiconductors have been in high demand due to their use in smartphones and other communications devices, further contributed to the Fund's returns in technology, as did the blue chips International Business Machines (IBM) and NetApp.

   Unfortunately, technology was also home to some of the Fund's leading individual detractors during the 12-month period, including Cisco Systems, Hewlett Packard (which has been sold), and Adobe Systems. Those underperformers were more than offset, however, by the Fund's winners elsewhere in the sector.

   As would be expected at a time of positive absolute returns for the Fund, a number of individual holdings delivered strong returns during the 12-month period. Among those were the industrial companies Precision Castparts and Praxair; O'Reilly Automotive, a retailer that benefited from consumers' efforts to save money by doing their own auto repairs; and Johnson Controls, a maker of auto and building components whose shares were energized by improved investor sentiment regarding economic growth.

Q  What is your outlook, and how is it reflected in the Fund's positioning?

A We believe the U.S. economy is in the early stages of a slow recovery. Stock valuations seem generally reasonable to us, the government is supporting growth with numerous programs, interest rates are very low, and profits


6    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/10
   appear to be rising. Thus, while we believe that we are likely to see continued short-term market volatility, we think that the general direction of earnings and equities should be positive over the longer term.

   We are looking for opportunities to make a modest increase in the Fund's cyclical holdings, but we lean toward technology and other areas with lower earnings volatility and superior balance sheets. In fact, we have moved the Fund's portfolio to an overweight in information technology for the first time in more than a decade. We based this move on a more favorable outlook for the sector, given the ongoing appeal of innovative technology to otherwise frugal global consumers and the opportunity for technology investments to drive productivity gains for businesses. The corporate world appears to us to be in the early stages of cautiously rebuilding inventory, reinvesting in small capital projects, and improving technological capabilities, all of which support a positive outlook for tech stocks.

   We believe another important theme going forward is the sharp increase in merger and acquisition activity, which reflects companies' search for strategic advantages and new ways to grow revenues in a slow economy. We therefore anticipate increasing the Fund's exposure to mid-cap stocks, which could remain fertile ground for consolidation.

   In the short run, it can be difficult to outperform a momentum-driven market, but we believe that those stocks that can consistently grow earnings at an above-average rate ultimately will be rewarded. We are highly optimistic that the earnings prospects of the Fund's holdings could translate into stronger relative results over time.

Please refer to the Schedule of Investments on pages 17-22 for a full listing of Fund securities.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political or regulatory developments or other risks affecting these industries or sectors. Mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more-established companies.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.


        Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/10     7

Portfolio Summary | 11/30/10

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                          90.0%
Temporary Cash Investments                                                  10.0%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                      38.5%
Consumer Discretionary                                                      14.8%
Health Care                                                                 14.6%
Industrials                                                                  9.9%
Energy                                                                       8.2%
Consumer Staples                                                             5.3%
Financials                                                                   4.6%
Materials                                                                    4.1%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*


  1. Apple, Inc.                                                            5.89%
--------------------------------------------------------------------------------
  2. IBM Corp.                                                              4.43
--------------------------------------------------------------------------------
  3. Google, Inc.                                                           4.07
--------------------------------------------------------------------------------
  4. Target Corp.                                                           3.00
--------------------------------------------------------------------------------
  5. O'Reily Automotive, Inc.                                               2.96
--------------------------------------------------------------------------------
  6. Procter & Gamble Co.                                                   2.81
--------------------------------------------------------------------------------
  7. Cisco Systems, Inc.                                                    2.80
--------------------------------------------------------------------------------
  8. Danaher Corp.                                                          2.68
--------------------------------------------------------------------------------
  9. Illinois Tool Works, Inc.                                              2.62
--------------------------------------------------------------------------------
 10. Occidental Petroleum Corp.                                             2.61
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/10

Prices and Distributions | 11/30/10

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Class                     11/30/10                    11/30/09
--------------------------------------------------------------------------------
       A                       $ 11.59                     $ 10.98
--------------------------------------------------------------------------------
       B                       $ 10.94                     $ 10.44
--------------------------------------------------------------------------------
       C                       $ 11.00                     $ 10.50
--------------------------------------------------------------------------------
       R                       $ 11.27                     $ 10.69
--------------------------------------------------------------------------------
       Y                       $ 11.75                     $ 11.12
--------------------------------------------------------------------------------

Distributions per Share: 12/1/09-11/30/10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net Investment           Short-Term           Long-Term
     Class               Income             Capital Gains        Capital Gains
--------------------------------------------------------------------------------
       A               $ 0.0073                  $--                  $--
--------------------------------------------------------------------------------
       B               $    --                   $--                  $--
--------------------------------------------------------------------------------
       C               $    --                   $--                  $--
--------------------------------------------------------------------------------
       R               $ 0.0011                  $--                  $--
--------------------------------------------------------------------------------
       Y               $ 0.0285                  $--                  $--
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Russell 1000 Growth Index measures the performance of U.S. large-cap growth stocks. The Standard & Poor's 500 Index is a broad measure of the U.S. stock market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-14.


        Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/10     9

Performance Update | 11/30/10                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Large Cap Growth Fund at public offering price, compared to that of the Russell 1000 Growth Index and the S&P 500 Index.

Average Annual Total Returns
(As of November 30, 2010)
--------------------------------------------------------------------
                                     Net Asset       Public Offering
Period                               Value (NAV)     Price (POP)
--------------------------------------------------------------------
10 Years                             -0.05%          -0.64%
5 Years                              -1.20           -2.37
1 Year                                5.62           -0.45
--------------------------------------------------------------------
Expense Ratio
(Per prospectus dated April 1, 2010)
--------------------------------------------------------------------
                                     Gross           Net
--------------------------------------------------------------------
                                     1.56%           1.20%
--------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer Oak Ridge          Russell 1000
             Large Cap Growth Fund        Growth Index         S&P 500 Index
11/00              9,425                     10,000               10,000
                   8,419                      7,720                8,779
11/02              7,286                      5,970                7,330
                   8,058                      6,969                8,435
11/04              9,016                      7,375                9,519
                   9,964                      8,093               10,322
11/06             10,215                      8,770               11,789
                  11,067                      9,875               12,699
11/08              6,766                      5,950                7,863
                   8,881                      8,062                9,859
11/10              9,380                      9,194               10,841

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Effective February 17, 2004, the maximum sales charge for Class A shares is 5.75%. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2012, for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The fund acquired the assets and liabilities of Oak Ridge Large Cap Equity Fund (the predecessor fund) on February 13, 2004. As a result of the reorganization, the fund is the accounting successor of the predecessor fund. In the reorganization, the predecessor fund exchanged its assets for Class A shares of the fund. The performance shown for Class A, Class B and Class C shares of the Fund for periods prior to February 13, 2004, includes the net asset value performance of the predecessor fund's shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment had the effect of reducing the previously reported performance of the predecessor fund.


10    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/10

Performance Update | 11/30/10                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Large Cap Growth Fund, compared to that of the Russell 1000 Growth Index and the S&P 500 Index.

 Average Annual Total Returns
 (As of November 30, 2010)
---------------------------------------------------------------
                                        If             If
 Period                                 Held           Redeemed
---------------------------------------------------------------
 10 Years                               -0.89%         -0.89%
 5 Years                                -2.08          -2.08
 1 Year                                  4.79           0.79
---------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated April 1, 2010)
---------------------------------------------------------------
                                        Gross          Net
---------------------------------------------------------------
                                         2.59%          2.10%
---------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer Oak Ridge          Russell 1000
             Large Cap Growth Fund        Growth Index         S&P 500 Index
11/00             10,000                     10,000               10,000
                   8,867                      7,720                8,779
11/02              7,617                      5,970                7,330
                   8,360                      6,969                8,435
11/04              9,287                      7,375                9,519
                  10,162                      8,093               10,322
11/06             10,329                      8,770               11,789
                  11,080                      9,875               12,699
11/08              6,716                      5,950                7,863
                   8,731                      8,062                9,859
11/10              9,149                      9,194               10,841

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus. Note: Shares purchased prior to December 1, 2004, remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2012, for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The fund acquired the assets and liabilities of Oak Ridge Large Cap Equity Fund (the predecessor fund) on February 13, 2004. As a result of the reorganization, the fund is the accounting successor of the predecessor fund. In the reorganization, the predecessor fund exchanged its assets for Class A shares of the fund. The performance shown for Class A, Class B and Class C shares of the Fund for periods prior to February 13, 2004, includes the net asset value performance of the predecessor fund's shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment had the effect of reducing the previously reported performance of the predecessor fund.


       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/10     11

Performance Update | 11/30/10                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Large Cap Growth Fund, compared to that of the Russell 1000 Growth Index and the S&P 500 Index.

 Average Annual Total Returns
 (As of November 30, 2010)
---------------------------------------------------------------
                                        If             If
 Period                                 Held           Redeemed
---------------------------------------------------------------
 10 Years                               -0.84%         -0.84%
 5 Years                                -2.02          -2.02
 1 Year                                  4.76           4.76
---------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated April 1, 2010)
---------------------------------------------------------------
                                        Gross          Net
---------------------------------------------------------------
                                         2.29%          2.10%
---------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer Oak Ridge          Russell 1000
             Large Cap Growth Fund        Growth Index         S&P 500 Index
11/00             10,000                     10,000                10,000
                   8,867                      7,720                 8,779
11/02              7,617                      5,970                 7,330
                   8,360                      6,969                 8,435
11/04              9,295                      7,375                 9,519
                  10,184                      8,093                10,322
11/06             10,367                      8,770                11,789
                  11,133                      9,875                12,699
11/08              6,754                      5,950                 7,863
                   8,777                      8,062                 9,859
11/10              9,195                      9,194                10,841

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2012, for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The fund acquired the assets and liabilities of Oak Ridge Large Cap Equity Fund (the predecessor fund) on February 13, 2004. As a result of the reorganization, the fund is the accounting successor of the predecessor fund. In the reorganization, the predecessor fund exchanged its assets for Class A shares of the fund. The performance shown for Class A, Class B and Class C shares of the Fund for periods prior to February 13, 2004, includes the net asset value performance of the predecessor fund's shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment had the effect of reducing the previously reported performance of the predecessor fund.


12    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/10

Performance Update | 11/30/10                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Large Cap Growth Fund, compared to that of the Russell 1000 Growth Index and the S&P 500 Index.

 Average Annual Total Returns
 (As of November 30, 2010)
---------------------------------------------------------------
                                        If             If
 Period                                 Held           Redeemed
---------------------------------------------------------------
 10 Years                               -0.52%         -0.52%
 5 Years                                -1.43          -1.43
 1 Year                                  5.44           5.44
---------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated April 1, 2010)
---------------------------------------------------------------
                                        Gross          Net
---------------------------------------------------------------
                                         1.82%          1.45%
---------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer Oak Ridge          Russell 1000
             Large Cap Growth Fund        Growth Index         S&P 500 Index
11/00              10,000                    10,000                10,000
                    8,890                     7,720                 8,779
11/02               7,655                     5,970                 7,330
                    8,423                     6,969                 8,435
11/04               9,272                     7,375                 9,519
                   10,207                     8,093                10,322
11/06              10,445                     8,770                11,789
                   11,288                     9,875                12,699
11/08               6,883                     5,950                 7,863
                    9,006                     8,062                 9,859
11/10               9,496                     9,194                10,841

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2012, for Class R shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The fund acquired the assets and liabilities of Oak Ridge Large Cap Equity Fund (the predecessor fund) on February 13, 2004. As a result of the reorganization, the fund is the accounting successor of the predecessor fund.

In the reorganization, the predecessor fund exchanged its assets for Class A shares of the fund. The performance shown for Class A, Class B, Class C and Class R shares of the Fund for periods prior to February 13, 2004, includes the net asset value performance of the predecessor fund's shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment had the effect of reducing the previously reported performance of the predecessor fund. Class R shares were first publicly offered on February 17, 2004.


       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/10     13

Performance Update | 11/30/10                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Oak Ridge Large Cap Growth Fund, compared to that of the Russell 1000 Growth Index and the S&P 500 Index.


 Average Annual Total Returns
 (As of November 30, 2010)
---------------------------------------------------------------
                                        If             If
 Period                                 Held           Redeemed
---------------------------------------------------------------
 10 Years                                0.14%          0.14%
 5 Years                                -0.89          -0.89
 1 Year                                  5.93           5.93
---------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated April 1, 2010)
---------------------------------------------------------------
                                        Gross          Net
---------------------------------------------------------------
                                         0.98%          0.98%
---------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5,000,000 Investment

               Pioneer Oak Ridge          Russell 1000
             Large Cap Growth Fund        Growth Index         S&P 500 Index
11/00              5,000,000                 5,000,000          5,000,000
                   4,467,243                 3,860,191          4,389,335
11/02              3,866,091                 2,984,757          3,664,792
                   4,275,494                 3,484,672          4,217,481
11/04              4,791,765                 3,687,721          4,759,257
                   5,304,792                 4,046,696          5,160,793
11/06              5,465,309                 4,385,195          5,894,685
                   5,939,238                 4,937,673          6,349,489
11/08              3,643,809                 2,975,012          3,931,629
                   4,788,133                 4,031,155          4,929,646
11/10              5,071,963                 4,596,993          5,420,684

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance shown for periods prior to the inception of Class Y shares on August 11, 2004, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance shown for Class Y shares for periods prior to their inception on August 11, 2004, would have been higher. Class Y shares are not subject to sales charges and are available for limited groups of investors, including institutional investors.


14    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/10

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Oak Ridge Large Cap Growth Fund

Based on actual returns from June 1, 2010 through November 30, 2010.

 Share Class                    A               B               C               R               Y
------------------------------------------------------------------------------------------------------
 Beginning Account          $1,000.00       $1,000.00       $1,000.00       $1,000.00       $1,000.00
 Value on 6/1/10
------------------------------------------------------------------------------------------------------
 Ending Account Value       $1,072.07       $1,067.33       $1,066.91       $1,070.35       $1,073.03
 (after expenses)
 on 11/30/10
-----------------------------------------------------------------------------------------------------
 Expenses Paid                  $6.23          $10.88          $10.88           $7.53           $4.88
 During Period*
-----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.20%, 2.10%, 2.10%, 1.45%, and 0.94% for Class A, Class B, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).


       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/10     15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Oak Ridge Large Cap Growth Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from June 1, 2010 through November 30, 2010.

 Share Class                    A               B               C               R               Y
------------------------------------------------------------------------------------------------------
 Beginning Account          $1,000.00       $1,000.00       $1,000.00       $1,000.00       $1,000.00
 Value on 6/1/10
------------------------------------------------------------------------------------------------------
 Ending Account Value       $1,019.05       $1,014.54       $1,014.54       $1,017.80       $1,020.36
 (after expenses)
 on 11/30/10
------------------------------------------------------------------------------------------------------
 Expenses Paid                  $6.07          $10.61          $10.61           $7.33           $4.76
 During Period*
------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.20%, 2.10%, 2.10%, 1.45%, and 0.94% for Class A, Class B, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).


16    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/10

Schedule of Investments | 11/30/10


----------------------------------------------------------------------
Shares                                                    Value
----------------------------------------------------------------------
            COMMON STOCKS -- 96.2%
            ENERGY -- 7.9%
            Integrated Oil & Gas -- 2.5%
 46,305     Occidental Petroleum Corp.                    $  4,082,712
----------------------------------------------------------------------
            Oil & Gas Equipment & Services -- 1.9%
 38,960     Schlumberger, Ltd.                            $  3,013,166
----------------------------------------------------------------------
            Oil & Gas Exploration & Production -- 3.5%
 23,650     Concho Resources, Inc.*                       $  1,957,038
 90,500     Denbury Resources, Inc.*(b)                      1,645,290
 58,980     Southwestern Energy Co.*                         2,135,076
                                                          $  5,737,404
                                                          ------------
            Total Energy                                  $ 12,833,282
----------------------------------------------------------------------
            MATERIALS -- 4.0%
            Industrial Gases -- 2.1%
 36,470     Praxair, Inc.                                 $  3,357,064
----------------------------------------------------------------------
            Specialty Chemicals -- 1.9%
 65,160     Ecolab, Inc.                                  $  3,115,300
                                                          ------------
            Total Materials                               $  6,472,364
----------------------------------------------------------------------
            CAPITAL GOODS -- 9.5%
            Aerospace & Defense -- 4.4%
 24,460     Precision Castparts Corp.                     $  3,377,192
 49,730     United Technologies Corp.                        3,743,177
                                                          ------------
                                                          $  7,120,369
----------------------------------------------------------------------
            Industrial Machinery -- 5.1%
 97,085     Danaher Corp.                                 $  4,198,926
 86,005     Illinois Tool Works, Inc.                        4,096,418
                                                          $  8,295,344
                                                          ------------
            Total Capital Goods                           $ 15,415,713
----------------------------------------------------------------------
            AUTOMOBILES & COMPONENTS -- 2.1%
            Auto Parts & Equipment -- 2.1%
 93,165     Johnson Controls, Inc.                        $  3,394,933
                                                          ------------
            Total Automobiles & Components                $  3,394,933
----------------------------------------------------------------------
            RETAILING -- 12.1%
            Automotive Retail -- 2.8%
 77,045     O'Reilly Automotive, Inc.*(b)                 $  4,636,568
----------------------------------------------------------------------
            Computer & Electronics Retail -- 2.1%
 81,960     Best Buy Co., Inc.                            $  3,501,331
----------------------------------------------------------------------
            Department Stores -- 2.2%
 82,085     Nordstrom, Inc.                               $  3,513,238
----------------------------------------------------------------------
            General Merchandise Stores -- 2.9%
 82,395     Target Corp.                                  $  4,691,571
----------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/10     17

---------------------------------------------------------------------
Shares                                                   Value
---------------------------------------------------------------------
             Specialty Stores -- 2.1%
153,717      Staples, Inc.                               $  3,383,311
                                                         ------------
             Total Retailing                             $ 19,726,019
---------------------------------------------------------------------
             FOOD, BEVERAGE & TOBACCO -- 2.4%
             Soft Drinks -- 2.4%
 60,428      PepsiCo, Inc.                               $  3,905,462
                                                         ------------
             Total Food, Beverage & Tobacco              $  3,905,462
---------------------------------------------------------------------
             HOUSEHOLD & PERSONAL PRODUCTS -- 2.7%
             Household Products -- 2.7%
 72,003      Procter & Gamble Co.*                       $  4,397,223
                                                         ------------
             Total Household & Personal Products         $  4,397,223
---------------------------------------------------------------------
             HEALTH CARE EQUIPMENT & SERVICES -- 4.0%
             Health Care Equipment -- 1.6%
 54,395      Baxter International, Inc.                  $  2,640,877
---------------------------------------------------------------------
             Health Care Services -- 2.4%
 74,430      Express Scripts, Inc.*                      $  3,877,059
                                                         ------------
             Total Health Care Equipment & Services      $  6,517,936
---------------------------------------------------------------------
             PHARMACEUTICALS & BIOTECHNOLOGY -- 10.0%
             Biotechnology -- 3.9%
 50,100      Celgene Corp.*                              $  2,974,938
 92,040      Gilead Sciences, Inc.*(b)                      3,359,460
                                                         ------------
                                                         $  6,334,398
---------------------------------------------------------------------
             Life Sciences Tools & Services -- 2.2%
 71,695      Thermo Fisher Scientific, Inc.*             $  3,646,408
---------------------------------------------------------------------
             Pharmaceuticals -- 3.9%
 61,570      Abbott Laboratories, Inc.                   $  2,863,621
 52,645      Allergan, Inc.                                 3,488,784
                                                         ------------
                                                         $  6,352,405
                                                         ------------
             Total Pharmaceuticals & Biotechnology       $ 16,333,211
---------------------------------------------------------------------
             DIVERSIFIED FINANCIALS -- 4.4%
             Asset Management & Custody Banks -- 1.8%
138,345      Invesco, Ltd. (b)                           $  3,007,620
---------------------------------------------------------------------
             Investment Banking & Brokerage -- 1.0%
105,300      Charles Schwab Corp.                        $  1,582,659
---------------------------------------------------------------------
             Specialized Finance -- 1.6%
 23,400      Intercontinental Exchange, Inc.*            $  2,637,180
                                                         ------------
             Total Diversified Financials                $  7,227,459
---------------------------------------------------------------------
             SOFTWARE & SERVICES -- 19.8%
             Application Software -- 3.7%
 87,690      Adobe Systems, Inc.*                        $  2,431,644
 52,895      Citrix Systems, Inc.*                          3,513,286
                                                         ------------
                                                         $  5,944,930
---------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


18    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/10

--------------------------------------------------------------------------------------------
Shares                                                                          Value
--------------------------------------------------------------------------------------------
            Data Processing & Outsourced Services -- 2.3%
 50,655     Visa, Inc. (b)                                                      $  3,740,872
--------------------------------------------------------------------------------------------
            Internet Software & Services -- 3.9%
 11,455     Google, Inc.*                                                       $  6,365,658
--------------------------------------------------------------------------------------------
            IT Consulting & Other Services -- 6.3%
 50,655     Cognizant Technology Solutions Corp.*                               $  3,291,562
 48,980     IBM Corp.*                                                             6,928,711
                                                                                ------------
                                                                                $ 10,220,273
--------------------------------------------------------------------------------------------
            Systems Software -- 3.6%
 77,545     Microsoft Corp.                                                     $  1,954,909
144,695     Oracle Corp.                                                           3,913,276
                                                                                ------------
                                                                                $  5,868,185
                                                                                ------------
            Total Software & Services                                           $ 32,139,918
--------------------------------------------------------------------------------------------
            TECHNOLOGY HARDWARE & EQUIPMENT -- 13.4%
            Communications Equipment -- 2.7%
228,335     Cisco Systems, Inc.*                                                $  4,374,899
--------------------------------------------------------------------------------------------
            Computer Hardware -- 5.7%
 29,620     Apple, Inc.*                                                        $  9,216,263
--------------------------------------------------------------------------------------------
            Computer Storage & Peripherals -- 3.8%
154,530     EMC Corp.*                                                          $  3,320,850
 56,880     NetApp, Inc.*(b)                                                       2,896,898
                                                                                ------------
                                                                                $  6,217,748
--------------------------------------------------------------------------------------------
            Electronic Components -- 1.2%
 40,705     Amphenol Corp.                                                      $  2,036,470
                                                                                ------------
            Total Technology Hardware & Equipment                               $ 21,845,380
--------------------------------------------------------------------------------------------
            SEMICONDUCTORS -- 3.9%
            Semiconductors -- 3.9%
 63,045     Altera Corp. (b)                                                    $  2,212,249
193,175     Intel Corp.                                                            4,079,856
                                                                                ------------
                                                                                $  6,292,105
                                                                                ------------
            Total Semiconductors                                                $  6,292,105
--------------------------------------------------------------------------------------------
            TOTAL COMMON STOCKS
            (Cost $125,957,334)                                                 $156,501,005
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Principal
Amount ($)
--------------------------------------------------------------------------------------------
               TEMPORARY CASH INVESTMENTS -- 10.7%
               Repurchase Agreements -- 3.6%
 1,950,000     Barclays Plc, 0.22%, dated 11/30/10, repurchase price of
               $1,950,000 plus accrued interest on 12/1/10 collateralized by
               $1,989,002 U.S. Treasury Notes, 2.375%, 7/31/17                  $  1,950,000

The accompanying notes are an integral part of these financial statements.


       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/10     19

--------------------------------------------------------------------------------------------
Principal
Amount ($)                                                                      Value
--------------------------------------------------------------------------------------------
               Repurchase Agreements -- (continued)
1,950,000      Deutsche Bank, 0.22%, dated 11/30/10, repurchase price of
               $1,950,000 plus accrued interest on 12/1/10 collateralized by
               $1,989,002 U.S. Treasury Notes, 3.375%, 11/15/19                 $  1,950,000
1,950,000      JPMorgan, Inc., 0.21%, dated 11/30/10, repurchase price of
               $1,950,000 plus accrued interest on 12/1/10 collateralized by
               $1,989,000 U.S. Treasury Notes, 0.5%, 10/15/13                      1,950,000
--------------------------------------------------------------------------------------------
               TOTAL REPURCHASE AGREEMENTS
               (Cost $5,850,000)                                                $  5,850,000
--------------------------------------------------------------------------------------------
               Securities Lending Collateral -- 7.1% (c)
               Certificates of Deposit:
 325,752       Bank of Nova Scotia, 0.37%, 9/29/11                              $    325,752
 228,026       BBVA Group NY, 0.61%, 7/26/11                                         228,026
 162,876       BNP Paribas Bank NY, 0.29%, 2/8/11                                    162,876
 162,876       BNP Paribas Bank NY, 0.3%, 1/20/11                                    162,876
 325,752       Canadian Imperial Bank of Commerce NY, 0.29%, 4/27/11                 325,752
 325,752       Nordea New York, 0.5%, 12/10/10                                       325,752
 325,752       RoboBank Netherland NV NY, 0.31%, 8/8/11                              325,752
 325,752       Royal Bank of Canada NY, 0.25%, 1/21/11                               325,752
 162,876       SocGen NY, 0.26%, 12/10/10                                            162,876
 162,876       SocGen NY, 0.30%, 2/10/11                                             162,876
                                                                                ------------
                                                                                $  2,508,290
--------------------------------------------------------------------------------------------
               Commercial Paper:
 195,451       American Honda Finance, 0.28%, 5/4/11                            $    195,451
 130,865       American Honda Finance, 1.04%, 6/20/11                                130,865
 119,725       Australia & New Zealand Banking Group, 0.89%, 8/4/11                  119,725
 332,068       Caterpillar Financial Services Corp., 1.04%, 6/24/11                  332,068
 358,327       CBA, 0.31%, 1/3/11                                                    358,327
 228,001       CHARFD, 0.31%, 12/14/10                                               228,001
  97,677       CHARFD, 0.26%, 2/28/11                                                 97,677
 195,451       CLIPPR, 0.28%, 12/1/10                                                195,451
 162,799       FAIRPP, 0.27%, 2/2/11                                                 162,799
 130,301       FASCO, 0.27%, 12/1/10                                                 130,301
 325,785       Federal Home Loan Bank, 0.38%, 6/1/11                                 325,785
 162,871       GE Corp., 0.34%, 1/26/11                                              162,871
  32,560       General Electric Capital Corp., 0.33%, 6/6/11                          32,560
 130,301       OLDLLC, 0.27%, 12/1/10                                                130,301
 178,530       OLDLLC, 0.27%, 12/2/10                                                178,530
 325,512       SEB, 0.39%, 2/7/11                                                    325,512
 162,818       SOCNAM, 0.29%, 1/14/11                                                162,818
 162,870       SRP, 0.27%, 12/6/10                                                   162,870
 244,439       STRAIT, 0.25%, 12/8/10                                                244,439
 325,609       STRAIT, 0.25%, 2/2/11                                                 325,609
 162,827       Toll Brothers LLC, 0.27%, 1/10/11                                     162,827
 162,875       Toll Brothers LLC, 0.27%, 12/2/10                                     162,875

The accompanying notes are an integral part of these financial statements.


20    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/10

--------------------------------------------------------------------------------
Principal
Amount ($)                                                          Value
--------------------------------------------------------------------------------
                 Commercial Paper -- (continued)
     162,799     Toll Brothers LLC, 0.27%, 2/2/11                   $    162,799
     325,752     Toyota Motor Credit Corp., 0.45%, 9/8/11                325,751
     198,497     VARFUN, 0.27%, 1/20/11                                  198,497
     130,230     VARFUN, 0.26%, 2/14/11                                  130,230
     195,456     Wachovia, 0.38%, 3/22/11                                195,456
     130,394     Wachovia, 0.34%, 10/15/11                               130,394
     325,752     Westpac, 0.31%, 7/29/11                                 325,752
                                                                    ------------
                                                                    $  5,796,541
--------------------------------------------------------------------------------
                 Tri-party Repurchase Agreements:
     613,078     Barclays Capital Markets, 0.23%, 12/1/10           $    613,078
     651,504     Deutsche Bank Securities, Inc., 0.24%, 12/1/10          651,504
     651,504     HSBC Bank USA NA, 0.23% 12/1/10                         651,504
     651,504     RBS Securities, Inc., 0.25%, 12/1/10                    651,504
                                                                    ------------
                                                                    $  2,567,590
--------------------------------------------------------------------------------
 Shares
                 Money Market Mutual Funds:
     325,752     Dreyfus Preferred Money Market Fund                $    325,752
     325,752     Fidelity Prime Money Market Fund                        325,752
                                                                    ------------
                                                                    $    651,504
--------------------------------------------------------------------------------
                 Total Securities Lending Collateral
                 (Cost $11,523,925)                                 $ 11,523,925
--------------------------------------------------------------------------------
                 TOTAL TEMPORARY CASH INVESTMENTS
                 (Cost $17,373,926)                                 $ 17,373,925
--------------------------------------------------------------------------------
                 TOTAL INVESTMENT IN SECURITIES -- 106.9%
                 (Cost $143,331,259) (a)                            $173,874,930
--------------------------------------------------------------------------------
                 OTHER ASSETS AND LIABILITIES -- (6.9)%             $(11,157,019)
--------------------------------------------------------------------------------
                 TOTAL NET ASSETS -- 100%                           $162,717,911
================================================================================

*      Non-income producing security.

(a) At November 30, 2010, the net unrealized gain on investments based on cost for federal income tax purposes of $143,965,794 was as follows:

       Aggregate gross unrealized gain for all investments in
         which there is an excess of value over tax cost             $37,038,029
       Aggregate gross unrealized loss for all investments in
         which there is an excess of tax cost over value              (7,128,893)
                                                                     -----------
       Net unrealized gain                                           $29,909,136
                                                                     ===========

The accompanying notes are an integral part of these financial statements.


       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/10     21

(b)    At November 30, 2010, the following securities were out on loan:

--------------------------------------------------------------------------------
       Shares     Description                                        Value
--------------------------------------------------------------------------------
       22,100     Altera Corp.                                       $   775,489
        2,600     Denbury Resources, Inc.*                                47,268
       90,000     Gilead Sciences, Inc.*                               3,285,000
       12,000     Invesco, Ltd.                                          260,880
       55,900     NetApp, Inc.*                                        2,846,987
       12,200     O'Reilly Automotive, Inc.*                             734,196
       44,000     Visa, Inc.                                           3,249,400
--------------------------------------------------------------------------------
                                                                     $11,199,220
================================================================================

(c)    Securities lending collateral is managed by Credit Suisse AG, New York
       Branch.

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2010 aggregated $52,074,067 and $92,342,592, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of November 30, 2010, in valuing the Fund's assets:

--------------------------------------------------------------------------------------------
                                  Level 1           Level 2          Level 3      Total
--------------------------------------------------------------------------------------------
 Common Stocks                  $156,501,005      $        --         $ --      $156,501,005
 Temporary Cash Investments               --       16,722,421           --        16,722,421
 Money Market Mutual Funds           651,504               --           --           651,504
--------------------------------------------------------------------------------------------
 Total                          $157,152,509      $16,722,421         $ --      $173,874,930
============================================================================================

The accompanying notes are an integral part of these financial statements.


22    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/10

Statement of Assets and Liabilities | 11/30/10


ASSETS:
  Investment in securities, at value (including securities loaned of
   $11,199,200) (cost $143,331,259)                                     $173,874,930
  Cash                                                                       686,766
  Receivables --
   Fund shares sold                                                          102,357
   Dividends, interest and foreign taxes withheld                            173,739
   Due to Pioneer Investment Management, Inc.                                 33,829
  Other                                                                       14,223
------------------------------------------------------------------------------------
     Total assets                                                       $174,885,844
------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Fund shares repurchased                                              $    523,099
   Upon return of securities loaned                                       11,523,925
  Due to affiliates                                                           42,869
  Accrued expenses                                                            78,040
------------------------------------------------------------------------------------
     Total liabilities                                                  $ 12,167,933
------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                       $238,092,261
  Accumulated net realized loss on investments                          (105,918,021)
  Net unrealized gain on investments                                      30,543,671
------------------------------------------------------------------------------------
     Total net assets                                                   $162,717,911
------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $81,234,675/7,006,829 shares)                       $      11.59
  Class B (based on $7,793,643/712,662 shares)                          $      10.94
  Class C (based on $25,198,563/2,291,029 shares)                       $      11.00
  Class R (based on $2,168,171/192,401 shares)                          $      11.27
  Class Y (based on $46,322,859/3,940,717 shares)                       $      11.75
MAXIMUM OFFERING PRICE:
  Class A ($11.59 [divided by] 94.25%)                                  $      12.30
====================================================================================

The accompanying notes are an integral part of these financial statements.


       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/10     23

Statement of Operations

For the Year Ended 11/30/10



INVESTMENT INCOME:
  Dividends                                                 $1,955,697
  Interest                                                      9,784
  Income from securities loaned, net                            6,930
  Other income                                                110,857
---------------------------------------------------------------------------------------
     Total investment income                                                 $2,083,268
---------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                           $1,298,501
  Transfer agent fees
   Class A                                                    195,301
   Class B                                                     44,543
   Class C                                                     52,524
   Class R                                                      1,166
   Class Y                                                      6,027
  Distribution fees
   Class A                                                    211,847
   Class B                                                     97,247
   Class C                                                    263,862
   Class R                                                     11,171
  Shareholder communications expense                          135,973
  Administrative reimbursements                                53,723
  Custodian fees                                               12,677
  Registration fees                                            83,741
  Professional fees                                            61,499
  Printing expense                                             48,103
  Fees and expenses of nonaffiliated trustees                   6,953
  Miscellaneous                                                27,969
---------------------------------------------------------------------------------------
     Total expenses                                                          $2,612,827
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                             (335,267)
---------------------------------------------------------------------------------------
     Net expenses                                                            $2,277,560
---------------------------------------------------------------------------------------
       Net investment loss                                                   $ (194,292)
---------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
   Investments                                              $(260,600)
   Class action                                               460,170        $  199,570
---------------------------------------------------------------------------------------
  Change in net unrealized gain on investments                               $9,397,493
---------------------------------------------------------------------------------------
  Net gain on investments                                                    $9,597,063
---------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                       $9,402,771
=======================================================================================

The accompanying notes are an integral part of these financial statements.


24    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/10

Statements of Changes in Net Assets

For the Years Ended 11/30/10 and 11/30/09, respectively



--------------------------------------------------------------------------------------------
                                                             Year Ended         Year Ended
                                                             11/30/10           11/30/09
--------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                 $   (194,292)      $    205,859
Net realized gain (loss) on investments and class action          199,570        (17,658,861)
Change in net unrealized gain on investments                    9,397,493         67,214,797
--------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations      $  9,402,771       $ 49,761,795
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.01 and $0.03 per share, respectively)         $    (57,470)      $   (337,275)
   Class R ($0.00* and $0.00 per share, respectively)                (242)                --
   Class Y ($0.03 and $0.04 per share, respectively)             (147,773)          (440,688)
--------------------------------------------------------------------------------------------
     Total distributions to shareowners                      $   (205,485)      $   (777,963)
--------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                             $ 28,196,673       $ 32,212,561
Reinvestment of distributions                                      65,224            411,804
Cost of shares repurchased                                    (66,063,370)      (126,663,908)
--------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from
     Fund share transactions                                 $(37,801,473)      $(94,039,543)
--------------------------------------------------------------------------------------------
   Net decrease in net assets                                $(28,604,187)      $(45,055,711)
NET ASSETS:
Beginning of year                                             191,322,098        236,377,809
--------------------------------------------------------------------------------------------
End of year                                                  $162,717,911       $191,322,098
--------------------------------------------------------------------------------------------
Undistributed net investment income                          $         --       $    205,206
--------------------------------------------------------------------------------------------

* Amount rounds to less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.


       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/10     25

                                     '10 Shares     '10 Amount      '09 Shares     '09 Amount
Class A
Shares sold                           1,466,421     $ 16,216,429     2,149,961     $ 19,191,765
Reinvestment of distributions             4,264           48,384        28,932          233,492
Less shares repurchased              (2,536,374)     (28,130,472)   (4,659,230)     (41,127,342)
-----------------------------------------------------------------------------------------------
   Net decrease                      (1,065,689)    $(11,865,659)   (2,480,337)    $(21,702,085)
===============================================================================================
Class B
Shares sold                              58,708     $    616,599       168,438     $  1,444,598
Reinvestment of distributions                --               --            --               --
Less shares repurchased                (495,753)      (5,235,558)     (556,243)      (4,739,389)
-----------------------------------------------------------------------------------------------
   Net decrease                        (437,045)    $ (4,618,959)     (387,805)    $ (3,294,791)
===============================================================================================
Class C
Shares sold                             254,272     $  2,710,548       381,548     $  3,324,868
Reinvestment of distributions                --               --            --               --
Less shares repurchased                (657,891)      (6,976,409)   (1,296,635)     (11,059,385)
-----------------------------------------------------------------------------------------------
   Net decrease                        (403,619)    $ (4,265,861)     (915,087)    $ (7,734,517)
===============================================================================================
Class R
Shares sold                              30,231     $    322,786       226,727     $  2,042,991
Reinvestment of distributions                --               --            --               --
Less shares repurchased                 (62,266)        (671,314)     (124,945)      (1,088,051)
-----------------------------------------------------------------------------------------------
   Net increase (decrease)              (32,035)    $   (348,528)      101,782     $    954,940
===============================================================================================
Class Y
Shares sold                             757,676     $  8,330,311       661,291     $  6,209,009
Reinvestment of distributions             1,467           16,840        21,796          177,642
Less shares repurchased              (2,210,674)     (25,049,617)   (7,671,058)     (68,649,741)
-----------------------------------------------------------------------------------------------
   Net decrease                      (1,451,531)    $(16,702,466)   (6,987,971)    $(62,263,090)
===============================================================================================


The accompanying notes are an integral part of these financial statements.


26    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/10

Financial Highlights

----------------------------------------------------------------------------------------------------------------------------------
                                                                    Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                                    11/30/10     11/30/09     11/30/08     11/30/07     11/30/06
----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                $ 10.98      $  8.40      $ 13.80      $  13.69     $  13.42
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                       $  0.00(a)   $  0.02      $  0.02      $   0.01     $  (0.01)
 Net realized and unrealized gain (loss) on investments                0.62         2.59        (5.38)         1.10         0.35
----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                $  0.62      $  2.61      $ (5.36)     $   1.11     $   0.34
Distributions to shareowners:
 Net investment income                                                (0.01)       (0.03)          --            --           --
 Net realized gain                                                       --           --        (0.04)        (1.00)       (0.07)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                          $  0.61      $  2.58      $ (5.40)     $   0.11     $   0.27
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 11.59      $ 10.98      $  8.40      $  13.80     $  13.69
==================================================================================================================================
Total return*                                                          5.62%       31.24%      (38.86)%        8.35%        2.52%
Ratio of net expenses to average net assets+                           1.20%        1.20%        1.20%         1.22%        1.20%
Ratio of net investment income (loss) to average net assets+           0.01%        0.18%        0.05%         0.02%       (0.04)%
Portfolio turnover rate                                                  31%          15%          31%           43%          41%
Net assets, end of period (in thousands)                            $81,235      $88,635      $88,678      $240,676     $262,081
Ratios with no waiver of fees and assumption of expenses by the
  Adviser and no reduction for fees paid indirectly:
  Net expenses                                                         1.50%        1.56%        1.37%         1.29%        1.27%
  Net investment loss                                                 (0.30)%      (0.18)%      (0.12)%       (0.05)%      (0.11)%
Ratios with waiver of fees and assumption of expenses by the
  Adviser and reduction for fees paid indirectly:
  Net expenses                                                         1.20%        1.20%        1.20%         1.20%        1.20%
  Net investment income (loss)                                         0.01%        0.18%        0.05%         0.04%       (0.04)%
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.
(a) Amount rounds to less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.


       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/10     27

-----------------------------------------------------------------------------------------------------------------------------------
                                                                     Year Ended  Year Ended   Year Ended    Year Ended   Year Ended
                                                                     11/30/10    11/30/09     11/30/08      11/30/07     11/30/06
-----------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                 $10.44      $  8.03      $ 13.31       $ 13.37      $ 13.22
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                                 $(0.11)     $ (0.06)(a)  $ (0.11)      $ (0.12)     $ (0.14)
 Net realized and unrealized gain (loss) on investments                0.61         2.47        (5.13)         1.06         0.36
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                 $ 0.50      $  2.41      $ (5.24)      $  0.94      $  0.22
Distributions to shareowners:
 Net realized gain                                                       --           --        (0.04)        (1.00)       (0.07)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                           $ 0.50      $  2.41      $ (5.28)      $ (0.06)     $  0.15
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $10.94      $ 10.44      $  8.03       $ 13.31      $ 13.37
===================================================================================================================================
Total return*                                                          4.79%       30.01%      (39.39)%        7.27%        1.65%
Ratio of net expenses to average net assets+                           2.10%        2.10%        2.11%         2.13%        2.11%
Ratio of net investment loss to average net assets+                   (0.90)%      (0.72)%      (0.86)%       (0.88)%      (0.95)%
Portfolio turnover rate                                                  31%          15%          31%           43%          41%
Net assets, end of period (in thousands)                             $7,794      $12,006      $12,351       $28,799      $34,354
Ratios with no waiver of fees and assumption of expenses by the
  Adviser and no reduction for fees paid indirectly:
  Net expenses                                                         2.48%        2.59%        2.32%         2.26%        2.28%
  Net investment loss                                                 (1.28)%      (1.21)%      (1.07)%       (1.01)%      (1.12)%
Ratios with waiver of fees and assumption of expenses by the
  Adviser and reduction for fees paid indirectly:
  Net expenses                                                         2.10%        2.10%        2.10%         2.10%        2.10%
  Net investment loss                                                 (0.90)%      (0.72)%      (0.85)%       (0.85)%      (0.94)%
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.
(a) The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.


28    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/10

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    Year Ended   Year Ended   Year Ended    Year Ended   Year Ended
                                                                    11/30/10     11/30/09     11/30/08      11/30/07     11/30/06
-----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                $ 10.50      $  8.08      $ 13.38       $ 13.42      $ 13.25
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                                $ (0.10)     $ (0.06)(a   $ (0.10)      $ (0.10)     $ (0.11)
 Net realized and unrealized gain (loss) on investments                0.60         2.48        (5.16)         1.06         0.35
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                $  0.50      $  2.42      $ (5.26)      $  0.96      $  0.24
Distributions to shareowners:
 Net realized gain                                                       --           --        (0.04)        (1.00)       (0.07)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                          $  0.50      $  2.42      $ (5.30)      $ (0.04)     $  0.17
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 11.00      $ 10.50      $  8.08       $ 13.38      $ 13.42
===================================================================================================================================
Total return*                                                          4.76%       29.95%      (39.33)%        7.39%        1.80%
Ratio of net expenses to average net assets+                           2.10%        2.10%        2.07%         2.00%        2.00%
Ratio of net investment loss to average net assets+                   (0.90)%      (0.72)%      (0.82)%       (0.75)%      (0.83)%
Portfolio turnover rate                                                  31%          15%          31%           43%          41%
Net assets, end of period (in thousands)                            $25,199      $28,305      $29,164       $71,087      $77,206
Ratios with no waiver of fees and assumption of expenses by the
  Adviser and no reduction for fees paid indirectly:
  Net expenses                                                         2.24%        2.29%        2.07%         2.00%        2.00%
  Net investment loss                                                 (1.03)%      (0.91)%      (0.82)%       (0.75)%      (0.83)%
Ratios with waiver of fees and assumption of expenses by the
  Adviser and reduction for fees paid indirectly:
  Net expenses                                                         2.10%        2.10%        2.07%         1.99%        2.00%
  Net investment loss                                                 (0.90)%      (0.72)%      (0.82)%       (0.74)%      (0.83)%
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.
(a) The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.


       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/10     29

------------------------------------------------------------------------------------------------------------------------------------
                                                                     Year Ended   Year Ended   Year Ended    Year Ended   Year Ended
                                                                     11/30/10     11/30/09     11/30/08      11/30/07     11/30/06
------------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                                 $10.69       $ 8.17       $13.46        $13.41       $13.17
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                                 $(0.02)      $(0.01)(a)   $(0.03)       $(0.03)      $(0.03)
 Net realized and unrealized gain (loss) on investments                0.60         2.53        (5.22)         1.08         0.34
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                 $ 0.58       $ 2.52       $(5.25)       $ 1.05       $ 0.31
Distributions to shareowners:
 Net investment income                                               $(0.00)(b)       --           --            --           --
 Net realized gain                                                       --           --        (0.04)        (1.00)       (0.07)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                           $ 0.58       $ 2.52       $(5.29)       $ 0.05       $ 0.24
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $11.27       $10.69       $ 8.17        $13.46       $13.41
====================================================================================================================================
Total return*                                                          5.44%       30.84%       39.03)%        8.07%        2.34%
Ratio of net expenses to average net assets+                           1.45%        1.45%        1.45%         1.46%        1.45%
Ratio of net investment loss to average net assets+                   (0.24)%      (0.09)%      (0.20)%       (0.21)%      (0.27)%
Portfolio turnover rate                                                  31%          15%          31%           43%          41%
Net assets, end of period (in thousands)                             $2,168       $2,400       $1,002        $2,270       $1,920
Ratios with no waiver of fees and assumption of expenses by the
  Adviser and no reduction for fees paid indirectly:
  Net expenses                                                         1.67%        1.82%        1.80%         1.56%        1.61%
  Net investment loss                                                 (0.47)%      (0.46)%      (0.54)%       (0.31)%      (0.43)%
Ratios with waiver of fees and assumption of expenses by the
  Adviser and reduction for fees paid indirectly:
  Net expenses                                                         1.45%        1.45%        1.45%         1.45%        1.45%
  Net investment loss                                                 (0.24)%      (0.09)%      (0.20)%       (0.21)%      (0.27)%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+   Ratios with no reduction for fees paid indirectly.
(a) The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.
(b) Amount rounds to less than $0.01 or $(0.01) per share.

The accompanying notes are an integral part of these financial statements.


30    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/10

----------------------------------------------------------------------------------------------------------------------------------
                                                                    Year Ended   Year Ended  Year Ended    Year Ended   Year Ended
                                                                    11/30/10     11/30/09    11/30/08      11/30/07     11/30/06
----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                $ 11.12      $  8.50     $  13.96      $  13.82     $  13.48
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                              $  0.03      $  0.05     $   0.07      $   0.07     $   0.05
 Net realized and unrealized gain (loss) on investments                0.63         2.61        (5.44)         1.09         0.36
----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                $  0.66      $  2.66     $  (5.37)     $   1.16     $   0.41
Distributions to shareowners:
 Net investment income                                              $ (0.03)     $ (0.04)    $  (0.05)     $  (0.02)    $     --
 Net realized gain                                                       --           --        (0.04)        (1.00)       (0.07)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                          $  0.63      $  2.62     $  (5.46)     $   0.14     $   0.34
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 11.75      $ 11.12     $   8.50      $  13.96     $  13.82
==================================================================================================================================
Total return*                                                          5.93%       31.41%      (38.65)%        8.67%        3.03%
Ratio of net expenses to average net assets+                           0.94%        0.98%        0.90%         0.86%        0.80%
Ratio of net investment income to average net assets+                  0.26%        0.45%        0.36%         0.40%        0.36%
Portfolio turnover rate                                                  31%          15%          31%           43%          41%
Net assets, end of period (in thousands)                            $46,323      $59,976     $105,183      $454,085     $593,667
Ratios with no waiver of fees and assumption of expenses by the
  Adviser and no reduction for fees paid indirectly:
  Net expenses                                                         0.94%        0.98%        0.90%         0.86%        0.80%
  Net investment income                                                0.26%        0.45%        0.36%         0.40%        0.36%
Ratios with waiver of fees and assumption of expenses by the
  Adviser and reduction for fees paid indirectly:
  Net expenses                                                         0.94%        0.98%        0.90%         0.86%        0.80%
  Net investment income                                                0.26%        0.45%        0.36%         0.40%        0.36%
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+  Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/10     31

Notes to Financial Statements | 11/30/10

1. Organization and Significant Accounting Policies

Pioneer Oak Ridge Large Cap Growth Fund (the Fund) is one of five portfolios comprising Pioneer Series Trust I, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The Fund offers five classes of shares designated as Class A, Class B, Class C, Class R, and Class Y shares. Class B, Class C and Class R shares were first publicly offered on February 17, 2004. Class Y shares were first publicly offered on August 11, 2004. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund invests in a limited number of securities, and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus


32    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/10
contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

   The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices.

   At November 30, 2010, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used in the valuation of a security using fair methods include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.


       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/10     33

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At November 30, 2010, the Fund had reclassified $194,571 to decrease distributions in excess of net investment income, $34,857,048 to decrease accumulated net realized loss on investments and $35,051,619 to decrease paid- in capital to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

   At November 30, 2010, the Fund had a net capital loss carryforward of $105,283,486 of which the following amounts will expire between 2016 and 2017 if not utilized: $38,807,913 in 2016 and $66,475,573 in 2017.

   The tax character of distributions paid during the years ended November 30, 2010 and November 30, 2009 was as follows:

--------------------------------------------------------------------------------
                                                              2010          2009
--------------------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                                        $205,485      $777,963
--------------------------------------------------------------------------------
      Total                                               $205,485      $777,963
================================================================================


34    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/10

  The following shows the components of distributable earnings on a federal income tax basis at November 30, 2010:

--------------------------------------------------------------------------------
                                                                            2010
--------------------------------------------------------------------------------
   Distributable Earnings:
   Capital loss carryforward                                     $ (105,283,486)
   Unrealized appreciation                                           29,909,136
--------------------------------------------------------------------------------
      Total                                                      $  (75,374,350)
================================================================================

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $11,361 in underwriting commissions on the sale of Class A shares during the year ended November 30, 2010.

D. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. During the fiscal year, the Fund recognized gains of $460,170 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

E. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the


       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/10     35
   value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

F. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.75% of the Fund's average daily net assets up to $1 billion and 0.70% of the excess over $1 billion. For the year ended November 30, 2010, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.75% of the Fund's average net assets.

Pioneer, and not the Fund, pays a portion of the fee it receives from the Fund to Oak Ridge Investments, LLC (Oak Ridge) as compensation for Oak Ridge's subadvisory services to the Fund.

On January 7, 2005, Pioneer Investment Management USA Inc. ("PIMUSA") acquired a 49% ownership interest in Oak Ridge from the existing shareholders of Oak Ridge. As part of the acquisition, PIMUSA also obtained the right to purchase from the existing shareholders of Oak Ridge (i) an additional 11%


36    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/10
ownership interest in Oak Ridge two years from the date on which the acquisition was consummated, and (ii) the remaining ownership interest twelve years from the date on which the acquisition was consummated. Consequently, the acquisition provides PIMUSA the ability to own 100% of Oak Ridge over time. PIMUSA is the direct parent of PIM.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.20%, 2.10%, 2.10% and 1.45% of the average daily net assets attributable to Class A, Class B, Class C and Class R shares, respectively. Expenses waived during the year ended November 30, 2010 are reflected on the Statement of Operations. These expense limitations are in effect through April 1, 2012 for Class A, Class B, Class C and Class R shares. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,525 in management fees, administrative costs and certain other reimbursements payable to PIM at November 30, 2010.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended November 30, 2010, such out-of-pocket expenses by class of shares were as follows:



--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                $ 87,501
 Class B                                                                   9,915
 Class C                                                                  30,653
 Class R                                                                   4,467
 Class Y                                                                   3,437
--------------------------------------------------------------------------------
    Total                                                               $135,973
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $37,839 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at November 30, 2010.


       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/10     37

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,505 in distribution fees payable to PFD at November 30, 2010.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended November 30, 2010, CDSCs in the amount of $16,857 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended November 30, 2010, the Fund's expenses were not reduced under such arrangements.


38    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/10

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a $165 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on borrowings is payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended November 30, 2010, the Fund had no borrowings under this agreement.

7. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/10     39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust I and Shareowners of
Pioneer Oak Ridge Large Cap Growth Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Oak Ridge Large Cap Growth Fund ("The Fund"), one of the series comprising Pioneer Series Trust I (the "Trust"), including the schedule of investments, as of November 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Oak Ridge Large Cap Growth Fund at November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                               /s/ Ernst & Young

Boston, Massachusetts
January 26, 2011


40    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/10

Approval of Investment Advisory and Sub-Advisory Agreements (unaudited)

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Oak Ridge Large Cap Growth Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. PIM has retained Oak Ridge Investments, LLC (Oak Ridge) to serve as the sub-adviser to the Fund pursuant to a sub-advisory agreement between PIM and the sub-adviser. In order for PIM and Oak Ridge to remain the investment adviser and sub-adviser of the Fund, respectively, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement and the sub-advisory agreement for the Fund.

The contract review process began in March 2010 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2010, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement and the sub-advisory agreement. The contract review materials were provided to the Trustees in September 2010. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the independent Trustees of the Fund were held in July, September, October, and November, 2010 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 16, 2010, based on their evaluation of the information provided by PIM, the sub-adviser and third parties, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement and the sub-advisory agreement for another year. In considering the renewal of the investment advisory agreement and the sub-advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreements.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM and the sub-adviser to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement and the sub-advisory agreement. The Trustees also reviewed the sub-adviser's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered


       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/10     41
the resources of PIM and the sub-adviser and the personnel of PIM and the sub-adviser who provide investment management services to the Fund. The
Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. In addition, the Trustees considered the arrangements put in place to retain key investment and other personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers (including the sub-adviser) and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM and the sub-adviser to the Fund were satisfactory and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the fifth quintile of its Morningstar category for the one and five year periods ended June 30, 2010, in the third quintile of its Morningstar category for the three year period ended June 30, 2010, and in the second quintile of its Morningstar category for the ten year period ended June 30, 2010. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees discussed the reasons for the Fund's underperformance with PIM in view of the Fund's investment approach and the market conditions present during the relevant periods. The Trustees agreed that they would continue to monitor the performance of the Fund closely.

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected


42    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/10
on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party. The Trustees also considered that PIM, not the Fund, paid the sub-adviser pursuant to the sub-advisory agreement. The Trustees evaluated both the fee under the sub-advisory agreement and the portion of the fee under the investment advisory agreement retained by PIM.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2010 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate on assets over $1 billion. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2010 was in the second quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject.

The Trustees also reviewed management fees charged by the sub-adviser to its other clients. The Trustees noted that in most instances the fee rates for those separate accounts were higher than the sub-advisory fees paid to the sub-adviser with respect to the Fund.

The Trustees concluded that the management fee payable by the Fund to PIM, as well as the fees payable by PIM to the sub-adviser of the Fund, were reasonable in relation to the nature and quality of the services provided by PIM and the sub-adviser. The Trustees also concluded that the Fund's expense ratio was reasonable taking into account the nature and quality of services provided by PIM and the sub-adviser and the contractual expense limitation agreed to by PIM with respect to the Fund.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit


       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/10     43
margin in connection with the overall operation of the Fund. The Trustees further considered the sub-advisory fees received by the sub-adviser with respect to the Fund and the percentage that such fees represented of the sub-adviser's overall revenues (for the 12-month period ended December 31, 2009). They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins with respect to the management of the Fund were not unreasonable.

Economies of Scale
The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits
The Trustees considered the other benefits to each of PIM and the sub-adviser from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Fund and to the sub-adviser and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees considered the intangible benefits to each of PIM and the sub-adviser by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between each of PIM and the sub-adviser and the Fund.


44    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/10

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that each of the investment advisory agreement between PIM and the Fund and the sub-advisory agreement between PIM and the sub-adviser, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of each of the investment advisory agreement and the sub-advisory agreement for the Fund.


       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/10     45

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.


46    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/10

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
                            Position Held            Length of Service                                          Other Directorships
 Name and Age               with the Fund            and Term of Office            Principal Occupation         Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (84)*    Chairman of the Board,   Trustee since 2003.           Non-Executive Chairman and   None
                            Trustee and President    Serves until a successor      a director of Pioneer
                                                     trustee is elected or         Investment Management USA
                                                     earlier retirement or         Inc. ("PIM-USA"); Chairman
                                                     removal.                      and a director of Pioneer;
                                                                                   Chairman and Director of
                                                                                   Pioneer Institutional
                                                                                   Asset Management, Inc.
                                                                                   (since 2006); Director of
                                                                                   Pioneer Alternative
                                                                                   Investment Management
                                                                                   Limited (Dublin);
                                                                                   President and a director
                                                                                   of Pioneer Alternative
                                                                                   Investment Management
                                                                                   (Bermuda) Limited and
                                                                                   affiliated funds; Deputy
                                                                                   Chairman and a director of
                                                                                   Pioneer Global Asset
                                                                                   Management S.p.A. ("PGAM")
                                                                                   (until April 2010);
                                                                                   Director of PIOGLOBAL Real
                                                                                   Estate Investment Fund
                                                                                   (Rus- sia) (until June
                                                                                   2006); Director of Nano-C,
                                                                                   Inc. (since 2003);
                                                                                   Director of Cole
                                                                                   Management Inc. (since
                                                                                   2004); Director of Fidu-
                                                                                   ciary Counseling, Inc.;
                                                                                   President and Director of
                                                                                   Pioneer Funds Distributor,
                                                                                   Inc. ("PFD") (until May
                                                                                   2006); President of all of
                                                                                   the Pioneer Funds; and Of
                                                                                   Counsel, Wilmer Cutler
                                                                                   Pickering Hale and Dorr
                                                                                   LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (52)*   Trustee and Executive    Trustee since 2008.           Director, CEO and            None
                            Vice President           Serves until a successor      President of PIM-USA
                                                     trustee is elected or         (since February 2007);
                                                     earlier retirement or         Director and President of
                                                     removal.                      Pioneer and Pioneer
                                                                                   Institutional Asset
                                                                                   Management, Inc. (since
                                                                                   February 2007); Executive
                                                                                   Vice Presi- dent of all of
                                                                                   the Pioneer Funds (since
                                                                                   March 2007); Director of
                                                                                   PGAM (2007 - 2010); Head
                                                                                   of New Europe Division,
                                                                                   PGAM (2000 - 2005); and
                                                                                   Head of New Markets
                                                                                   Division, PGAM (2005 -
                                                                                   2007)
------------------------------------------------------------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.


       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/10     47

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
                          Position Held      Length of Service                                          Other Directorships
Name and Age              with the Fund      and Term of Office            Principal Occupation         Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (67)        Trustee            Trustee since 2005.           Interim Chief Executive      Director of Enterprise
                                             Serves until a successor      Officer, Oxford Analytica,   Community Investment, Inc.
                                             trustee is elected or         Inc. (privately held         (privately held affordable
                                             earlier retirement or         research and consulting      housing finance company)
                                             removal.                      company) (2010 - present);   (1985 - present); Director
                                                                           Managing Partner, Federal    of Oxford Analytica, Inc.
                                                                           City Capital Advisors        (2008 - present); Director
                                                                           (corporate advisory          of The Swiss Helvetia Fund,
                                                                           services company) (1997 -    Inc. (closed-end fund)
                                                                           2004 and 2008 - present);    (2010 - present); and
                                                                           Executive Vice President     Director of New York
                                                                           and Chief Financial          Mortgage Trust (publicly
                                                                           Officer, I-trax, Inc.        traded mortgage REIT)
                                                                           (publicly traded health      (2004 - 2009)
                                                                           care services company)
                                                                           (2004 - 2007); and
                                                                           Executive Vice President
                                                                           and Chief Financial
                                                                           Officer, Pedestal Inc.
                                                                           (internet-based mortgage
                                                                           trading company) (2000 -
                                                                           2002)
----------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (62)         Trustee            Trustee since 2003.           President, Bush              Director of Marriott
                                             Serves until a                International, LLC           International, Inc. (2008 -
                                             successor trustee             (international financial     present); Director of Dis-
                                             is elected or                 advisory firm) (1991 -       cover Financial Services
                                             earlier retirement            present); Managing           (credit card issuer and
                                             or removal.                   Director, Federal Housing    electronic payment services)
                                                                           Finance Board (oversight     (2007 - present); Former
                                                                           of Federal Home Loan Bank    Director of Briggs &
                                                                           system) (1989 - 1991);       Stratton Co. (engine
                                                                           Vice President and Head      manufacturer) (2004 -
                                                                           of International Finance,    2009); Director of UAL
                                                                           Federal National Mortgage    Corporation (airline
                                                                           Association (1988 - 1989);   holding company) (2006 -
                                                                           U.S. Alternate Executive     present); Director of
                                                                           Director, International      ManTech International
                                                                           Monetary Fund (1984 -
                                                                           1988); Executive Assistant
                                                                           to Deputy Secretary of the
                                                                           U.S. Treasury, U.S.
                                                                           Treasury Department (1982
                                                                           - 1984); and Vice President
                                                                           and Team Leader in
                                                                           Corporate Banking, Bankers
                                                                           Trust Co. (1976 - 1982)


48    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/10

------------------------------------------------------------------------------------------------------------------------------------
                          Position Held      Length of Service                                         Other Directorships
Name and Age              with the Fund      and Term of Office            Principal Occupation        Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (continued)                                                                               Corporation (national
                                                                                                       security, defense, and
                                                                                                       intelligence technology
                                                                                                       firm) (2006 - present);
                                                                                                       Member, Board of
                                                                                                       Governors, Investment
                                                                                                       Company Institute
                                                                                                       (2007 - present); Former
                                                                                                       Director of Brady
                                                                                                       Corporation (2000 -
                                                                                                       2007); Former Director
                                                                                                       of Mortgage Guaranty
                                                                                                       Insurance Corporation
                                                                                                       (1991 - 2006); Former
                                                                                                       Director of Millennium
                                                                                                       Chemicals, Inc.
                                                                                                       (commodity chemicals)
                                                                                                       (2002 - 2005); Former
                                                                                                       Director, R.J. Reynolds
                                                                                                       Tobacco Holdings, Inc.
                                                                                                       (tobacco) (1999 - 2005);
                                                                                                       and Former Director of
                                                                                                       Texaco, Inc. (1997 -
                                                                                                       2001)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (66) Trustee            Trustee since 2008.           William Joseph Maier        Trustee, Mellon Institutional
                                             Serves until a successor      Professor of Political      Funds Investment Trust and
                                             trustee is elected or         Economy, Harvard            Mellon Institutional Funds
                                             earlier retirement or         University (1972 -          Master Portfolio (oversaw
                                             removal.                      present)                    17 portfolios in fund
                                                                                                       complex) (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------

  Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/10     49

------------------------------------------------------------------------------------------------------------------------------------
                          Position Held      Length of Service                                          Other Directorships
Name and Age              with the Fund      and Term of Office            Principal Occupation         Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (63) Trustee            Trustee since 2003.           Founding Director, Vice      None
                                             Serves until a successor      President and Corporate
                                             trustee is elected or         Secretary, The Winthrop
                                             earlier retirement or         Group, Inc. (consulting
                                             removal.                      firm) (1982 - present);
                                                                           Desautels Faculty of
                                                                           Management, McGill
                                                                           University (1999 -
                                                                           present); and Manager of
                                                                           Research Operations and
                                                                           Organizational Learning,
                                                                           Xerox PARC, Xerox's
                                                                           Advance Research Center
                                                                           (1990 - 1994)
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (60)      Trustee            Trustee since 2006.           Chairman and Chief           Director, Broadridge
                                             Serves until a successor      Executive Officer,           Financial Solutions, Inc.
                                             trustee is elected or         Quadriserv, Inc.             (investor communications
                                             earlier retirement or         (technology products for     and securities processing
                                             removal.                      securities lending           provider for financial
                                                                           industry) (2008 -            services industry)
                                                                           present); Private            (2009 - present); and
                                                                           investor (2004 - 2008);      Director, Quadriserv, Inc.
                                                                           and Senior Executive         (2005 - present)
                                                                           Vice President, The Bank
                                                                           of New York (financial
                                                                           and securities services)
                                                                           (1986 - 2004)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (62)  Trustee            Trustee since 2003.           President and Chief          Director of New America
                                             Serves until a successor      Executive Officer,           High Income Fund, Inc.
                                             trustee is elected or         Newbury, Piret & Company,    (closed-end investment
                                             earlier retirement or         Inc. (investment             company) (2004 - present);
                                             removal.                      banking firm) (1981 -        and Member, Board of
                                                                           present)                     Governors, Investment
                                                                                                        Company Institute
                                                                                                        (2000 - 2006)

------------------------------------------------------------------------------------------------------------------------------------


50    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/10

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
                            Position Held         Length of Service                                     Other Directorships
Name and Age                with the Fund         and Term of Office       Principal Occupation         Held by this Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (46)  Secretary             Since 2010. Serves at    Vice President and           None
                                                  the discretion of the    Associate General Counsel
                                                  Board.                   of Pioneer since January
                                                                           2008 and Secretary of all
                                                                           of the Pioneer Funds since
                                                                           June 2010; Assistant
                                                                           Secretary of all of the
                                                                           Pioneer Funds from
                                                                           September 2003 to May
                                                                           2010; and Vice President
                                                                           and Senior Counsel of
                                                                           Pioneer from July 2002
                                                                           to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (49)      Assistant Secretary   Since 2010. Serves at    Fund Governance Director     None
                                                  the discretion of the    of Pioneer since December
                                                  Board.                   2006 and Assistant
                                                                           Secretary of all the
                                                                           Pioneer Funds since June
                                                                           2010; Manager - Fund
                                                                           Governance of Pioneer
                                                                           from December 2003 to
                                                                           November 2006; and Senior
                                                                           Paralegal of Pioneer from
                                                                           January 2000 to November
                                                                           2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (48)           Assistant Secretary   Since 2010. Serves at    Counsel of Pioneer since     None
                                                  the discretion of the    June 2007 and Assistant
                                                  Board.                   Secretary of all the
                                                                           Pioneer Funds since June
                                                                           2010; and Vice President
                                                                           and Counsel at State
                                                                           Street Bank from October
                                                                           2004 to June 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (51)        Treasurer             Since 2008. Serves at    Vice President - Fund        None
                                                  the discretion of the    Accounting, Administration
                                                  Board.                   and Controllership
                                                                           Services of Pioneer;
                                                                           and Treasurer of all
                                                                           of the Pioneer Funds
                                                                           since March 2008; Deputy
                                                                           Treasurer of Pioneer from
                                                                           March 2004 to February
                                                                           2008; Assistant Treasurer
                                                                           of all of the Pioneer
                                                                           Funds from March 2004 to
                                                                           February 2008; and
                                                                           Treasurer and Senior Vice
                                                                           President, CDC IXIS Asset
                                                                           Management Services,
                                                                           from 2002 to 2003
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (45)       Assistant Treasurer   Since 2003. Serves at    Assistant Vice President     None
                                                  the discretion of the    - Fund Accounting,
                                                  Board.                   Administration and
                                                                           Controllership Services
                                                                           of Pioneer; and Assistant
                                                                           Treasurer of all
                                                                           of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (52)          Assistant Treasurer   Since 2003. Serves at    Fund Accounting Manager -   None
                                                  the discretion of the    Fund Accounting,
                                                  Board.                   Administration and
                                                                           Controllership Services
                                                                           of Pioneer; and Assistant
                                                                           Treasurer of all
                                                                           of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------


  Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/10     51

------------------------------------------------------------------------------------------------------------------------------------
                        Position Held              Length of Service                                    Other Directorships
Name and Age            with the Fund              and Term of Office      Principal Occupation         Held by this Officer
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (31)   Assistant Treasurer        Since 2009. Serves at   Fund Administration          None
                                                   the discretion of the   Manager - Fund Accounting,
                                                   Board.                  Administration and
                                                                           Controllership Services
                                                                           since November 2008;
                                                                           Assistant Treasurer of
                                                                           all of the Pioneer Funds
                                                                           since January 2009; and
                                                                           Client Service Manager -
                                                                           Institutional Investor
                                                                           Services at State
                                                                           Street Bank from March
                                                                           2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (58)    Chief Compliance Officer   Since 2010. Serves at   Chief Compliance Officer     None
                                                   the discretion of the   of Pioneer and of all the
                                                   Board.                  Pioneer Funds since March
                                                                           2010; Director of Adviser
                                                                           and Portfolio Compliance
                                                                           at Pioneer since October
                                                                           2005; and Senior
                                                                           Compliance Officer for
                                                                           Columbia Management
                                                                           Advisers, Inc. from
                                                                           October 2003 to
                                                                           October 2005
------------------------------------------------------------------------------------------------------------------------------------



52    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/10

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                                 1-800-225-4240


Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site: www.pioneerinvestments.com





This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Pioneer Select Mid Cap
Growth Fund
--------------------------------------------------------------------------------
Annual Report | November 30, 2010
--------------------------------------------------------------------------------

Ticker Symbols:

Class A   PMCTX

Class C   PMTCX

Class Y   PMTYX

[LOGO]PIONEER
      Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                                         2

Portfolio Management Discussion                               4

Portfolio Summary                                             8

Prices and Distributions                                      9

Performance Update                                           10

Comparing Ongoing Fund Expenses                              13

Schedule of Investments                                      15

Financial Statements                                         26

Notes to Financial Statements                                33

Report of Independent Registered Public Accounting Firm      41

Approval of Investment Advisory Agreement                    42

Trustees, Officers and Service Providers                     46


             Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/10     1

President's Letter

Dear Shareowner,

Through the first eleven months of 2010, the U.S. economy moved forward on a slow path to recovery. But with the memory of a deep recession still lingering, businesses and consumers remained cautious about both investing and spending. While business fundamentals showed signs of improvement, there was still a reluctance to hire, and high unemployment remains a problem. Wary investors, concerned about risk, gravitated towards cash and bonds. We remain generally optimistic about the prospects for economic recovery, although it may occur more slowly than many would like.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. This strategy has generally performed well for many investors. Bond markets certainly rewarded investors in the first eleven months of 2010. While the equity markets barely budged, equities at the end of November 2010 were inexpensive relative to bonds, compared with historic levels, and represented potentially good value for long-term investors.

Pioneer has not changed the basic approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. Our experienced professionals devote themselves to the careful research needed to identify investment opportunities in markets around the world.

Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.


2     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/10

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.



Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


             Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/10     3

Portfolio Management Discussion | 11/30/10

Equity markets rallied strongly from September 2010 through the end of the Fund's annual reporting period on November 30, 2010, following several months of inconclusive up and down moves. Pioneer Select Mid Cap Growth Fund delivered strong results during the 12 months ended November 30, 2010, but portfolio positioning, stock selection and sector weightings caused the Fund to underperform its benchmark, the Russell Midcap Growth Index, and peers. In the following discussion, Ken Winston, the Fund's portfolio manager, reviews the period and discusses some of the investment decisions that affected the Fund's performance over the 12-month period.

Q Please describe the investment background over the 12-month period ended
  November 30, 2010.

A Worries about possible contagion from Europe's sovereign debt crisis weighed on markets early in the year. Disappointing economic data gave rise to fears of a "double-dip" recession during the summer of 2010, while China's moves to slow its rapid economic growth and the Gulf oil spill added to investor woes. The fall months saw strengthening economic indicators in manufacturing and elsewhere, while concerns over Europe faded. Despite the economic recovery's subdued tempo, corporate profits have been growing steadily, with earnings exceeding projections quarter after quarter. It was also an investment environment that favored small-cap stocks and richly valued, momentum-driven issues that fell well outside the Fund's valuation-sensitive stock selection process.

Q How did the Fund perform in that investment environment over the 12 months ended November 30, 2010?

A Over the 12 months ended November 30, 2010, Pioneer Select Mid Cap Growth
  Fund's Class A shares returned 20.92% at net asset value, while the Fund's benchmark, the Russell Midcap Growth Index (the Russell Index), returned 26.33%. Over the same period, the average return of the 424 mutual funds in Lipper's Mid Cap Growth Funds category was 25.77%. Although trailing its own benchmark and peers, the Fund's performance results surpassed those of some broad-market indicators, such as the Standard and Poor's 500 Index, which returned 9.96% over the 12 months ended November 30, 2010.


4     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/10

Q Against that economic background, which of the Fund's holdings had a beneficial impact on the Fund's performance during the 12 months ended November 30, 2010?

A Two information technology issues were among the Fund's top performers over the 12-month period. Akamai Technologies, which operates a global server network that speeds web content and monitors web security, enjoyed solid earnings growth. Akamai's content distribution network lets clients outsource the distribution of software and media. New, value-added offerings also helped boost the company's shares. TIBCO Software also rose during the 12-month period. TIBCO provides business infrastructure software, also called "middleware," that facilitates business-to-business and business-to-consumer solutions. As an independent firm, TIBCO can work with software from a range of providers. New products allow clients to link legacy and "cloud"-based applications in order to maximize their utility.

  CF Industries, which manufactures and distributes fertilizer products, also added to the Fund's results during the period, thanks to our timely purchase that occurred while the company's shares were attractively valued. CF has been benefiting from increased market share and a global upswing in agricultural activity. Farmers are enjoying increased incomes, thus allowing them to plant more acreage.

  Expanding margins helped boost IHS, one of the Fund's larger holdings, during the 12-month period. IHS is an information services company that offers subscription access to its extensive, proprietary databases of critical information and specialized insights in such areas as macroeconomics, energy, environmental security and product life cycles. Subscription renewals have been picking up along with the economy.

  Estee Lauder, makers of personal care products, keyed the Fund's performance in the consumer staples sector over the 12 months ended November 30, 2010. New management, better information systems and broader distribution all contributed to the company's improved results.

Q Which strategies or holdings hurt the Fund's overall performance over the 12-month period ended November 30, 2010?

A From a strategy perspective, over the 12-month period ended November 30, 2010, the best performance results were seen among the smaller stocks in the mid-cap segment. The Fund's valuation discipline, however, led us to focus on the upper tier of the mid-cap universe. Alas, performance among larger issues in the mid-cap universe did not keep up with smaller-cap stocks, and that factor accounted for much of the Fund's underperformance of the Russell Index over the 12-month period. Sector allocation also penalized the Fund's benchmark-relative returns during the period; portfolio underweights in the two best-performing sectors -- consumer discretionary


             Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/10     5
  and industrials -- were particularly damaging in that regard. The Fund's performance results also suffered over the 12-month period because the portfolio did not own some of the highest-flying issues, including Netflix and Priceline.

  The Fund's stock selection results suffered, in particular, in health care and financials. MedAssets, which provides tech-enabled products and services for hospitals, found itself on the wrong side of hospital buying cycles during the period, as expected bookings did not materialize. The presence of new competitors also hurt the company, and we sold the Fund's position. MasterCard's shares declined as proposed legislation in Washington threatened to cap debit-card fees that card-issuing banks can charge. Investors feared that banks would then seek cuts from MasterCard's transaction processing fees. We believe that the market has overreacted to that scenario, and continue to hold the stock in the Fund's portfolio. In information technology, Itron, a market leader in smart metering for utility companies, saw a contraction in sales and a shrinking backlog.

  We sold the Fund's position in laggard Bluecoat Systems, whose web security and network products did not measure up to those of Riverbed Technology, another Fund holding. Stagnating prices due to a glut of natural gas hurt performance results at Southwestern Energy. While earnings have been under pressure, Southwestern remains profitable, even in the current price environment, and holds some very attractive properties.

Q What is your outlook for the upcoming quarters?

A We are fairly optimistic about the business and economic outlook despite the halting pace of the economic recovery. Consumer confidence and other important indicators firmed during the fall of 2010, employment trends have improved marginally, corporate profits remain robust and tax policy has been clarified. Absent inflation, we believe interest rates are likely to remain very low, thus reducing borrowing costs for businesses and consumers. Many corporations still hold large amounts of cash that is waiting to be put to work.

  We believe that investors moving out of bonds may find stocks an attractive alternative to holding cash at near-zero returns. Economic headwinds remain, however, in the form of high unemployment, the struggling housing industry and the unresolved European debt crisis.

  Mid-cap stocks have good potential to outperform, in our opinion. We have been finding investment opportunities among companies with sustainable business models selling at attractive valuations. Information technology, especially in software and services, may benefit from a strengthening economy as companies seek higher productivity and other efficiencies.


6     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/10

Please refer to the Schedule of Investments on pages 15-25 for a full listing of Fund securities.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political or regulatory developments or other risks affecting these industries or sectors. Investing in mid-sized companies may offer the potential for higher returns, but such companies are also subject to greater short-term price fluctuations than larger, more-established companies.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.


             Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/10     7

Portfolio Summary | 11/30/10

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE DATA BELOW IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Common Stocks                                           82.7%
Temporary Cash Investments                                   15.4%
Depositary Receipts for International Stocks                  1.9%


Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE DATA BELOW IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Information Technology                                       28.3%
Consumer Discretionary                                       20.5%
Industrials                                                  16.2%
Health Care                                                  12.0%
Energy                                                        7.5%
Consumer Staples                                              5.2%
Financials                                                    5.2%
Materials                                                     4.4%
Telecommunications                                            0.7%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1.  Guess?, Inc.                                                          1.91%
--------------------------------------------------------------------------------
 2.  LKQ Corp.                                                             1.70
--------------------------------------------------------------------------------
 3.  IHS, Inc.                                                             1.45
--------------------------------------------------------------------------------
 4.  Cooper Industries Plc                                                 1.31
--------------------------------------------------------------------------------
 5.  Urban Outfitters, Inc.                                                1.31
--------------------------------------------------------------------------------
 6.  Green Mountain Coffee Roaster, Inc.                                   1.29
--------------------------------------------------------------------------------
 7.  BE Aerospace, Inc.                                                    1.29
--------------------------------------------------------------------------------
 8.  CoStar Group, Inc.                                                    1.25
--------------------------------------------------------------------------------
 9.  Fomento Economico Mexicano SA de C.V.                                 1.24
--------------------------------------------------------------------------------
10.  Advanced Auto Parts, Inc.                                             1.22
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/10

Prices and Distributions | 11/30/10

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Class                         11/30/10                         11/30/09
--------------------------------------------------------------------------------
        A                            $16.76                           $13.86
--------------------------------------------------------------------------------
        C                            $15.62                           $13.04
--------------------------------------------------------------------------------
        Y                            $17.10                           $14.08
--------------------------------------------------------------------------------

Distributions per Share: 12/1/09-11/30/10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Net
                      Investment            Short-Term               Long-Term
      Class             Income             Capital Gains           Capital Gains
--------------------------------------------------------------------------------
        A                $ --                   $ --                    $ --
--------------------------------------------------------------------------------
        C                $ --                   $ --                    $ --
--------------------------------------------------------------------------------
        Y                $ --                   $ --                    $ --
--------------------------------------------------------------------------------

The Russell Midcap Growth Index measures the performance of U.S. mid-cap growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 million Investment" charts on pages 10-12.


             Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/10     9

Performance Update | 11/30/10                                     Class A Shares


Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Select Mid Cap Growth Fund at public offering price, compared to that of the Russell Midcap Growth Index.


 Average Annual Total Returns
 (As of November 30, 2010)
--------------------------------------------------------------------------------
                                      Net Asset       Public Offering
 Period                               Value (NAV)     Price (POP)
--------------------------------------------------------------------------------
 10 Years                              6.78%           6.15%
 5 Years                               5.12            3.89
 1 Year                               20.92           13.94
--------------------------------------------------------------------------------

 Expense Ratio
 (Per prospectus dated April 1, 2010)
--------------------------------------------------------------------------------
                                      Gross           Net
--------------------------------------------------------------------------------
                                       1.30%           1.26%
--------------------------------------------------------------------------------

Value of $10,000 Investment

[THE DATA BELOW IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

11/00             $ 9,425           $10,000
                    9,792             8,098
11/02               8,610             6,494
                   11,123             8,614
11/04              11,899             9,596
                   14,150            11,150
11/06              15,602            12,587
                   17,743            13,861
11/08              10,328             7,464
                   15,023            10,661
11/10              18,166            13,468


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through June 1, 2012 for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Select Mid Cap Growth Fund was created through the reorganization of predecessor fund Regions Morgan Keegan Select Mid Cap Growth Fund into the Fund on May 15, 2009. The performance shown for Class A shares of the Fund for periods prior to May 15, 2009 is the performance of Regions Morgan Keegan Select Mid Cap Growth Fund's Class A shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of Regions Morgan Keegan Select Mid Cap Growth Fund.


10     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/10

Performance Update | 11/30/10                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Select Mid Cap Growth Fund, compared to that of the Russell Midcap Growth Index.


 Average Annual Total Returns
 (As of November 30, 2010)
--------------------------------------------------------------------------------
                                      If              If
 Period                               Held            Redeemed
--------------------------------------------------------------------------------
 Life-of-Class
 (1/7/2002)                            6.31%           6.31%
 5 Years                               4.43            4.43
 1 Year                               19.79           19.79
--------------------------------------------------------------------------------

 Expense Ratio
 (Per prospectus dated April 1, 2010)
--------------------------------------------------------------------------------
                                      Gross           Net
--------------------------------------------------------------------------------
                                       2.32%           2.16%
--------------------------------------------------------------------------------

Value of $10,000 Investment

[THE DATA BELOW IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


1/02              $10,000           $10,000
11/02               9,037             7,986
                   11,592            10,592
11/04              12,312            11,800
                   14,594            13,711
11/06              16,019            15,477
                   18,178            17,044
11/08              10,475             9,178
                   15,129            13,109
11/10              18,123            16,561


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2012, for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Select Mid Cap Growth Fund was created through the reorganization of predecessor fund Regions Morgan Keegan Select Mid Cap Growth Fund into the Fund on May 15, 2009. The performance shown for Class C shares of the Fund for periods prior to May 15, 2009 is the performance of Regions Morgan Keegan Select Mid Cap Growth Fund's Class C shares, which has been restated to reflect differences in any applicable sales charges (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Regions Morgan Keegan Select Mid Cap Growth Fund.


            Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/10     11

Performance Update | 11/30/10                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Select Mid Cap Growth Fund, compared to that of the Russell Midcap Growth Index.


 Average Annual Total Returns
 (As of November 30, 2010)
--------------------------------------------------------------------------------
                                      If              If
 Period                               Held            Redeemed
--------------------------------------------------------------------------------
 Life-of-Class
 (6/23/2004)                           7.51%           7.51%
 5 Years                               5.44            5.44
 1 Year                               21.45           21.45
--------------------------------------------------------------------------------

 Expense Ratio
 (Per prospectus dated April 1, 2010)
--------------------------------------------------------------------------------
                                      Gross           Net
--------------------------------------------------------------------------------
                                       0.98%           0.98%
--------------------------------------------------------------------------------

Value of $5,000,000 Investment

[THE DATA BELOW IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

6/04              $5,000,000           $5,000,000
11/04              5,110,906            5,201,134
                   6,086,709            6,043,464
11/06              6,727,271            6,821,939
                   7,660,445            7,512,741
11/08              4,471,893            4,045,427
                   6,532,479            5,778,163
11/10              7,933,622            7,299,439


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through June 1, 2012 for Class Y shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Select Mid Cap Growth Fund was created through the reorganization of predecessor fund Regions Morgan Keegan Select Mid Cap Growth Fund into the Fund on May 15, 2009. The performance shown for Class Y shares of the Fund for periods prior to May 15, 2009 is the performance of Regions Morgan Keegan Select Mid Cap Growth Fund's Class I shares, which has not been restated to reflect any differences in expenses.


12     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/10

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses


The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth Fund

Based on actual returns from June 1, 2010 through November 30, 2010.

--------------------------------------------------------------------------------
 Share Class                 A               C               Y
--------------------------------------------------------------------------------
 Beginning Account       $1,000.00       $1,000.00       $1,000.00
 Value on 6/1/10
--------------------------------------------------------------------------------
 Ending Account          $1,140.11       $1,134.38       $1,143.06
 Value on 11/30/10
--------------------------------------------------------------------------------
 Expenses Paid               $6.49          $11.45           $3.98
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.21%, 2.14% and 0.74% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).


            Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/10     13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from June 1, 2010 through November 30, 2010.


--------------------------------------------------------------------------------
 Share Class                 A               C               Y
--------------------------------------------------------------------------------
 Beginning Account       $1,000.00       $1,000.00       $1,000.00
 Value on 6/1/10
--------------------------------------------------------------------------------
 Ending Account          $1,019.00       $1,014.34       $1,021.36
 Value on 11/30/10
--------------------------------------------------------------------------------
 Expenses Paid               $6.12          $10.81           $3.75
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.21%, 2.14% and 0.74% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).


14     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/10

Schedule of Investments | 11/30/10

---------------------------------------------------------------------------
 Shares                                                        Value
---------------------------------------------------------------------------
               COMMON STOCKS -- 100.1%
               ENERGY -- 7.5%
               Coal & Consumable Fuels -- 1.1%
    60,800     Alpha Natural Resources Corp.*(b)               $  3,013,248
    61,500     Consol Energy, Inc.                                2,580,540
                                                               ------------
                                                               $  5,593,788
---------------------------------------------------------------------------
               Oil & Gas Drilling -- 0.9%
    92,000     Nabors Industries, Inc.*                        $  2,032,280
    80,000     Pride International, Inc.*                         2,488,000
                                                               ------------
                                                               $  4,520,280
---------------------------------------------------------------------------
               Oil & Gas Equipment & Services -- 1.4%
    75,000     Cameron International Corp.*                    $  3,608,250
   178,000     Weatherford International, Inc.*                   3,632,980
                                                               ------------
                                                               $  7,241,230
---------------------------------------------------------------------------
               Oil & Gas Exploration & Production -- 4.1%
   105,800     EQT Corp. (b)                                   $  4,281,726
    29,600     Newfield Exploration Co.*                          1,978,168
   110,000     Northern Oil & Gas, Inc.*                          2,513,500
    43,100     Range Resources Corp.                              1,809,769
   127,100     Southwestern Energy Co.*                           4,601,020
    52,100     Whiting Petroleum Corp.*                           5,733,605
                                                               ------------
                                                               $ 20,917,788
                                                               ------------
               Total Energy                                    $ 38,273,086
---------------------------------------------------------------------------
               MATERIALS -- 4.4%
               Commodity Chemicals -- 0.8%
    52,700     Celanese Corp. (Series A)                       $  1,949,900
   128,000     STR Holdings, Inc.*(b)                             2,297,600
                                                               ------------
                                                               $  4,247,500
---------------------------------------------------------------------------
               Diversified Chemical -- 1.4%
    72,000     Cabot Corp.                                     $  2,577,600
   213,000     Solutia, Inc.*                                     4,553,940
                                                               ------------
                                                               $  7,131,540
---------------------------------------------------------------------------
               Fertilizers & Agricultural Chemicals -- 1.0%
    40,500     CF Industries Holdings, Inc.                    $  4,891,185
---------------------------------------------------------------------------
               Paper Packaging -- 0.6%
   117,400     Packaging Corp of America                       $  3,011,310
---------------------------------------------------------------------------
               Steel -- 0.6%
    46,500     Cliffs Natural Resources, Inc. (b)              $  3,177,810
                                                               ------------
               Total Materials                                 $ 22,459,345
---------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/10     15

-----------------------------------------------------------------------------------
 Shares                                                                Value
-----------------------------------------------------------------------------------
               CAPITAL GOODS -- 11.3%
               Aerospace & Defense -- 2.7%
   184,500     BE Aerospace, Inc.*                                     $  6,549,750
   142,300     DigitalGlobe, Inc.*                                        4,202,119
   174,700     Hexcel Corp.*                                              2,996,105
                                                                       ------------
                                                                       $ 13,747,974
-----------------------------------------------------------------------------------
               Construction & Engineering -- 0.5%
    90,900     KBR, Inc.                                               $  2,461,572
-----------------------------------------------------------------------------------
               Construction & Farm Machinery & Heavy Trucks -- 1.6%
    40,400     Bucyrus International, Inc.                             $  3,602,064
    47,600     Cummins, Inc.                                              4,622,198
                                                                       ------------
                                                                       $  8,224,262
-----------------------------------------------------------------------------------
               Electrical Components & Equipment -- 1.8%
   122,600     Cooper Industries Plc                                   $  6,681,700
    75,000     Polypore International, Inc.*                              2,383,500
                                                                       ------------
                                                                       $  9,065,200
-----------------------------------------------------------------------------------
               Industrial Conglomerates -- 1.1%
   239,800     Textron, Inc. (b)                                       $  5,361,928
-----------------------------------------------------------------------------------
               Industrial Machinery -- 3.6%
    55,000     Crane Co.                                               $  2,061,400
    69,500     Dover Corp. (b)                                            3,809,295
    65,000     Ingersoll-Rand Plc.                                        2,665,000
   122,024     Kennametal, Inc.                                           4,126,852
    87,073     SPX Corp.                                                  5,718,955
                                                                       ------------
                                                                       $ 18,381,502
                                                                       ------------
               Total Capital Goods                                     $ 57,242,438
-----------------------------------------------------------------------------------
               COMMERCIAL SERVICES & SUPPLIES -- 2.7%
               Research & Consulting Services -- 2.7%
   121,000     CoStar Group, Inc.*(b)                                  $  6,381,540
   101,900     IHS, Inc.*                                                 7,369,408
                                                                       ------------
                                                                       $ 13,750,948
                                                                       ------------
               Total Commercial Services & Supplies                    $ 13,750,948
-----------------------------------------------------------------------------------
               TRANSPORTATION -- 2.3%
               Airlines -- 0.9%
    35,800     Copa Holdings SA*                                       $  1,996,566
   180,000     Delta Air Lines, Inc.*                                     2,462,400
                                                                       ------------
                                                                       $  4,458,966
-----------------------------------------------------------------------------------
               Marine -- 0.5%
   535,000     Dryships, Inc.*                                         $  2,765,950
-----------------------------------------------------------------------------------
               Railroads -- 0.9%
    93,500     Kansas City Southern Industries, Inc.*(b)               $  4,426,290
                                                                       ------------
               Total Transportation                                    $ 11,651,206
-----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/10

---------------------------------------------------------------------------
 Shares                                                        Value
---------------------------------------------------------------------------
               AUTOMOBILES & COMPONENTS -- 1.5%
               Auto Parts & Equipment -- 0.8%
    50,000     BorgWarner, Inc.*                               $  3,017,000
    65,000     Gentex Corp.                                       1,364,350
                                                               ------------
                                                               $  4,381,350
---------------------------------------------------------------------------
               Motorcycle Manufacturers -- 0.7%
   110,000     Harley-Davidson, Inc.                           $  3,440,800
                                                               ------------
               Total Automobiles & Components                  $  7,822,150
---------------------------------------------------------------------------
               CONSUMER DURABLES & APPAREL -- 2.9%
               Footwear -- 1.0%
    64,900     Deckers Outdoor Corp.*                          $  4,990,810
---------------------------------------------------------------------------
               Housewares & Specialties -- 1.1%
    68,200     Jarden Corp.                                    $  2,093,740
    72,000     Tupperware Brands Corp.                            3,346,560
                                                               ------------
                                                               $  5,440,300
---------------------------------------------------------------------------
               Leisure Products -- 0.8%
    85,500     Hasbro, Inc.                                    $  4,074,930
                                                               ------------
               Total Consumer Durables & Apparel               $ 14,506,040
---------------------------------------------------------------------------
               CONSUMER SERVICES -- 5.7%
               Casinos & Gaming -- 0.8%
    38,500     Bally Technologies, Inc.*                       $  1,508,045
    61,600     WMS Industries, Inc.*                              2,731,960
                                                               ------------
                                                               $  4,240,005
---------------------------------------------------------------------------
               Education Services -- 0.3%
    30,100     DeVry, Inc.                                     $  1,292,494
---------------------------------------------------------------------------
               Hotels, Resorts & Cruise Lines -- 2.2%
   215,000     7 Days Group Holdings, Ltd.*                    $  5,099,800
   154,800     Wyndham Worldwide Corp.                            4,450,500
    16,000     Wynn Resorts, Ltd. (b)                             1,617,600
                                                               ------------
                                                               $ 11,167,900
---------------------------------------------------------------------------
               Leisure Facilities -- 0.2%
    30,300     Life Time Fitness, Inc.*(b)                     $  1,195,032
---------------------------------------------------------------------------
               Restaurants -- 2.2%
    19,000     Chipotle Mexican Grill, Inc.*(b)                $  4,911,310
    35,000     Cracker Barrell Old Country Store, Inc. (b)        1,843,100
    87,000     Yum! Brands, Inc.                                  4,356,960
                                                               ------------
                                                               $ 11,111,370
                                                               ------------
               Total Consumer Services                         $ 29,006,801
---------------------------------------------------------------------------
               MEDIA -- 0.3%
               Movies & Entertainment -- 0.3%
    50,000     Imax Corp.*                                     $  1,360,500
                                                               ------------
               Total Media                                     $  1,360,500
---------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/10     17

------------------------------------------------------------------------
 Shares                                                       Value
------------------------------------------------------------------------
               RETAILING -- 10.2%
               Apparel Retail -- 4.6%
   192,200     American Eagle Outfitters, Inc.*             $  3,171,300
   205,400     Guess?, Inc.                                    9,705,150
    56,700     Ross Stores, Inc.                               3,678,696
   175,800     Urban Outfitters, Inc.*(b)                      6,643,482
                                                            ------------
                                                            $ 23,198,628
------------------------------------------------------------------------
               Automotive Retail -- 1.2%
    93,900     Advance Auto Parts, Inc.                     $  6,196,461
------------------------------------------------------------------------
               Distributors -- 1.7%
   396,000     LKQ Corp.*                                   $  8,543,700
------------------------------------------------------------------------
               General Merchandise Stores -- 1.1%
   114,800     Family Dollar Stores, Inc. (b)               $  5,762,960
------------------------------------------------------------------------
               Internet Retail -- 0.8%
    10,700     Priceline.com, Inc.*                         $  4,226,768
------------------------------------------------------------------------
               Specialty Stores -- 0.8%
    92,000     Tractor Supply Co. (b)                       $  3,907,240
                                                            ------------
               Total Retailing                              $ 51,835,757
------------------------------------------------------------------------
               FOOD, BEVERAGE & TOBACCO -- 3.6%
               Packaged Foods & Meats -- 2.4%
   177,000     Green Mountain Coffee Roasters, Inc.*(b)     $  6,563,160
    89,600     The J.M. Smucker Co.                            5,667,200
                                                            ------------
                                                            $ 12,230,360
------------------------------------------------------------------------
               Soft Drinks -- 1.2%
   111,700     Fomento Economico Mexicano SA de C.V.        $  6,316,635
                                                            ------------
               Total Food, Beverage & Tobacco               $ 18,546,995
------------------------------------------------------------------------
               HOUSEHOLD & PERSONAL PRODUCTS -- 1.6%
               Personal Products -- 1.6%
    81,000     Avon Products, Inc.                          $  2,313,360
    81,500     Herbalife, Ltd.                                 5,593,345
                                                            ------------
                                                            $  7,906,705
                                                            ------------
               Total Household & Personal Products          $  7,906,705
------------------------------------------------------------------------
               HEALTH CARE EQUIPMENT & SERVICES -- 7.0%
               Health Care Distributors -- 0.8%
   113,300     Cardinal Health, Inc.                        $  4,031,214
------------------------------------------------------------------------
               Health Care Equipment -- 2.3%
   299,600     Hologic, Inc.*                               $  4,913,440
    90,900     Hospira, Inc.*                                  5,114,034
     6,700     Intuitive Surgical, Inc.*(b)                    1,743,943
                                                            ------------
                                                            $ 11,771,417
------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/10

-----------------------------------------------------------------------
 Shares                                                    Value
-----------------------------------------------------------------------
               Health Care Services -- 2.1%
    45,000     DaVita, Inc.*                               $  3,271,500
    97,400     Emergency Medical Services Corp.*(b)           4,825,196
    41,000     Mednax, Inc.*(b)                               2,509,200
                                                           ------------
                                                           $ 10,605,896
-----------------------------------------------------------------------
               Health Care Supplies -- 1.8%
   110,300     Alere, Inc.*(b)                             $  3,519,673
   331,000     Align Technology, Inc.*(b)                     5,789,190
                                                           ------------
                                                           $  9,308,863
                                                           ------------
               Total Health Care Equipment & Services      $ 35,717,390
-----------------------------------------------------------------------
               PHARMACEUTICALS & BIOTECHNOLOGY -- 5.0%
               Biotechnology -- 1.4%
    79,300     Alexion Pharmaceuticals, Inc.*              $  6,062,485
    30,000     Dendreon Corp.*(b)                             1,067,400
                                                           ------------
                                                           $  7,129,885
-----------------------------------------------------------------------
               Life Sciences Tools & Services -- 1.3%
    68,000     Life Technologies Corp.*                    $  3,386,740
    40,200     Waters Corp.*                                  3,090,174
                                                           ------------
                                                           $  6,476,914
-----------------------------------------------------------------------
               Pharmaceuticals -- 2.3%
    69,600     Allergan, Inc.                              $  4,612,392
   216,500     Cardiome Pharma Corp.*                         1,045,695
   122,700     Medicis Pharmaceutical Corp.                   3,233,145
    66,000     Mylan, Inc.*(b)                                1,291,620
   100,000     ViroPharma, Inc.*(b)                           1,545,000
                                                           ------------
                                                           $ 11,727,852
                                                           ------------
               Total Pharmaceuticals & Biotechnology       $ 25,334,651
-----------------------------------------------------------------------
               BANKS -- 0.4%
               Regional Banks -- 0.4%
    33,200     City National Corp. (b)                     $  1,783,504
                                                           ------------
               Total Banks                                 $  1,783,504
-----------------------------------------------------------------------
               DIVERSIFIED FINANCIALS -- 0.5%
               Asset Management & Custody Banks -- 0.5%
   128,300     Invesco, Ltd.                               $  2,789,242
                                                           ------------
               Total Diversified Financials                $  2,789,242
-----------------------------------------------------------------------
               INSURANCE -- 3.6%
               Life & Health Insurance -- 1.3%
    88,350     Lincoln National Corp.                      $  2,109,798
   200,000     Unum Group (b)                                 4,298,000
                                                           ------------
                                                           $  6,407,798
-----------------------------------------------------------------------
               Multi-Line Insurance -- 0.5%
   118,000     Hartford Financial Services Group, Inc.     $  2,626,680
-----------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/10     19

----------------------------------------------------------------------------
 Shares                                                         Value
----------------------------------------------------------------------------
               Property & Casualty Insurance -- 1.8%
   191,000     Assured Guaranty, Ltd.                           $  3,248,910
   166,189     Axis Capital Holdings, Ltd.                         5,873,119
                                                                ------------
                                                                $  9,122,029
                                                                ------------
               Total Insurance                                  $ 18,156,507
----------------------------------------------------------------------------
               REAL ESTATE -- 0.7%
               Real Estate Services -- 0.7%
    43,800     Jones Lang LaSalle, Inc.                         $  3,496,116
                                                                ------------
               Total Real Estate                                $  3,496,116
----------------------------------------------------------------------------
               SOFTWARE & SERVICES -- 17.4%
               Application Software -- 8.7%
   126,800     Ansys, Inc.*                                     $  6,149,800
    85,800     AsiaInfo-Linkage, Inc.*(b)                          1,428,570
    75,000     Autodesk, Inc.*                                     2,646,750
    92,000     Blackboard, Inc.*(b)                                3,822,600
    42,700     Citrix Systems, Inc.*                               2,836,134
   175,000     Compuware Corp.*                                    1,802,500
   102,400     Informatica Corp.*(b)                               4,227,072
    96,700     Intuit, Inc.*                                       4,340,863
    27,200     MicroStrategy, Inc.*(b)                             2,354,160
   193,000     Netscout Systems, Inc.*                             4,263,370
   109,000     Nuance Communications, Inc.*(b)                     1,926,575
   200,000     SS&C Technologies Holdings, Inc.*(b)                3,882,000
   232,400     TIBCO Software, Inc.*                               4,564,336
                                                                ------------
                                                                $ 44,244,730
----------------------------------------------------------------------------
               Data Processing & Outsourced Services -- 1.9%
    31,300     Alliance Data Systems Corp.*(b)                  $  1,974,404
    23,100     MasterCard, Inc.                                    5,475,393
    65,000     Verifone Holdings, Inc.*(b)                         2,258,750
                                                                ------------
                                                                $  9,708,547
----------------------------------------------------------------------------
               Internet Software & Services -- 1.9%
    41,900     Akamai Technologies, Inc.*                       $  2,186,761
     9,500     Google, Inc.*                                       5,279,245
    52,801     VistaPrint NV*(b)                                   2,128,936
                                                                ------------
                                                                $  9,594,942
----------------------------------------------------------------------------
               IT Consulting & Other Services -- 1.9%
    86,800     Amdocs, Ltd.*                                    $  2,256,800
    73,800     Cognizant Technology Solutions Corp.*               4,795,524
    70,000     Teradata Corp.*                                     2,876,300
                                                                ------------
                                                                $  9,928,624
----------------------------------------------------------------------------
               Systems Software -- 3.0%
   132,000     Ariba, Inc.*(b)                                  $  2,671,020
    57,800     BMC Software, Inc.*                                 2,566,320

The accompanying notes are an integral part of these financial statements.

20     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/10

-------------------------------------------------------------------------
 Shares                                                        Value
-------------------------------------------------------------------------
               Systems Software -- (continued)
    90,000     Red Hat, Inc.*                                $  3,915,000
   109,100     Rovi Corp.*(b)                                   6,019,047
                                                             ------------
                                                             $ 15,171,387
                                                             ------------
               Total Software & Services                     $ 88,648,230
-------------------------------------------------------------------------
               TECHNOLOGY HARDWARE & EQUIPMENT -- 4.8%
               Communications Equipment -- 0.7%
    98,620     Riverbed Technology, Inc.*(b)                 $  3,344,204
-------------------------------------------------------------------------
               Computer Hardware -- 1.1%
    18,400     Apple, Inc.*                                  $  5,725,160
-------------------------------------------------------------------------
               Computer Storage & Peripherals -- 0.9%
   123,000     EMC Corp.*                                    $  2,643,270
    42,000     NetApp, Inc.*(b)                                 2,139,060
                                                             ------------
                                                             $  4,782,330
-------------------------------------------------------------------------
               Electronic Components -- 0.7%
   244,000     Vishay Intertechnology, Inc.*(b)              $  3,479,440
-------------------------------------------------------------------------
               Electronic Equipment & Instruments -- 0.8%
    70,600     Itron, Inc.*                                  $  4,007,962
-------------------------------------------------------------------------
               Technology Distributors -- 0.6%
   102,000     Arrow Electronics, Inc.*                      $  3,163,020
                                                             ------------
               Total Technology Hardware & Equipment         $ 24,502,116
-------------------------------------------------------------------------
               SEMICONDUCTORS -- 6.0%
               Semiconductors -- 6.0%
    85,415     Cavium Networks, Inc.*(b)                     $  3,142,845
    22,900     Cree, Inc.*(b)                                   1,492,621
   570,000     Entropic Communications, Inc.*(b)                5,095,800
   197,400     Marvell Technology Group, Ltd.*                  3,807,846
   400,000     Micron Technology, Inc.*(b)                      2,904,000
   119,000     Netlogic Microsystems, Inc.*(b)                  3,712,800
   338,100     ON Semiconductor Corp.*                          2,757,206
   163,600     Skyworks Solutions, Inc.*(b)                     4,163,620
   295,000     Triquint Semiconductor, Inc.*(b)                 3,513,450
                                                             ------------
                                                             $ 30,590,188
                                                             ------------
               Total Semiconductors                          $ 30,590,188
-------------------------------------------------------------------------
               TELECOMMUNICATION SERVICES -- 0.7%
               Alternative Carriers -- 0.7%
   235,000     Neutral Tandem, Inc.*(b)                      $  3,376,950
                                                             ------------
               Total Telecommunication Services              $  3,376,950
-------------------------------------------------------------------------
               TOTAL COMMON STOCKS
               (Cost $402,169,823)                           $508,756,865
-------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/10     21

--------------------------------------------------------------------------------------
 Principal
 Amount ($)                                                               Value
--------------------------------------------------------------------------------------
                TEMPORARY CASH INVESTMENTS -- 18.1%
                Securities Lending Collateral -- 18.1% (c)
                Certificates of Deposit:
  2,609,786     Bank of Nova Scotia, 0.37%, 9/29/11                       $  2,609,786
  1,826,850     BBVA Group NY, 0.61%, 7/26/11                                1,826,850
  1,304,893     BNP Paribas Bank NY, 0.29%, 2/8/11                           1,304,893
  1,304,893     BNP Paribas Bank NY, 0.3%, 1/20/11                           1,304,893
  2,609,786     Canadian Imperial Bank of Commerce NY, 0.29%, 4/27/11        2,609,786
  2,609,786     Nordea New York, 0.5%, 12/10/10                              2,609,786
  2,609,786     RoboBank Netherland NV NY, 0.31%, 8/8/11                     2,609,786
  2,609,786     Royal Bank of Canada NY, 0.25%, 1/21/11                      2,609,786
  1,304,893     SocGen NY, 0.26%, 12/10/10                                   1,304,893
  1,304,893     SocGen NY, 0.30%, 2/10/11                                    1,304,893
                                                                          ------------
                                                                          $ 20,095,352
--------------------------------------------------------------------------------------
                Commercial Paper:
  1,565,872     American Honda Finance, 0.28%, 5/4/11                     $  1,565,872
  1,048,436     American Honda Finance, 1.04%, 6/20/11                       1,048,436
    959,187     Australia & New Zealand Banking Group, 0.89%, 8/4/11           959,187
  2,660,386     Caterpillar Financial Services Corp., 1.04%, 6/24/11         2,660,386
  2,870,765     CBA, 0.31%, 1/3/11                                           2,870,765
  1,826,646     CHARFD, 0.31%, 12/14/10                                      1,826,646
    782,546     CHARFD, 0.26%, 2/28/11                                         782,546
  1,565,872     CLIPPR, 0.28%, 12/1/10                                       1,565,872
  1,304,277     FAIRPP, 0.27%, 2/2/11                                        1,304,277
  1,043,914     FASCO, 0.27%, 12/1/10                                        1,043,914
  2,610,050     Federal Home Loan Bank, 0.38%, 6/1/11                        2,610,050
  1,304,857     GE Corp., 0.34%, 1/26/11                                     1,304,857
    260,855     General Electric Capital Corp., 0.33%, 6/6/11                  260,855
  1,043,914     OLDLLC, 0.27%, 12/1/10                                       1,043,914
  1,430,309     OLDLLC, 0.27%, 12/2/10                                       1,430,309
  2,607,864     SEB, 0.39%, 2/7/11                                           2,607,864
  1,304,431     SOCNAM, 0.29%, 1/14/11                                       1,304,431
  1,304,844     SRP, 0.27%, 12/6/10                                          1,304,844
  1,958,341     STRAIT, 0.25%, 12/8/10                                       1,958,341
  2,608,644     STRAIT, 0.25%, 2/2/11                                        2,608,644
  1,304,502     TBLLC, 0.27%, 1/10/11                                        1,304,502
  1,304,883     TBLLC, 0.27%, 12/2/10                                        1,304,883
  1,304,277     TBLLC, 0.27%, 2/2/11                                         1,304,276
  2,609,786     Toyota Motor Credit Corp., 0.45%, 9/8/11                     2,609,786
  1,590,277     VARFUN, 0.27%, 1/20/11                                       1,590,277
  1,043,349     VARFUN, 0.26%, 2/14/11                                       1,043,349
  1,565,911     Wachovia, 0.38%, 3/22/11                                     1,565,911
  1,044,665     Wachovia, 0.34%, 10/15/11                                    1,044,665
  2,609,786     Westpac, 0.31%, 7/29/11                                      2,609,786
                                                                          ------------
                                                                          $ 46,439,445
--------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/10

-------------------------------------------------------------------------------
 Principal
 Amount ($)                                                        Value
-------------------------------------------------------------------------------
                Tri-party Repurchase Agreements:
  4,911,722     Barclays Capital Markets, 0.23%, 12/1/10           $  4,911,722
  5,219,572     Deutsche Bank Securities, Inc., 0.24%, 12/1/10        5,219,572
  5,219,572     HSBC Bank USA NA Securities, 0.23% 12/1/10            5,219,572
  5,219,572     RBS Securities, Inc., 0.25%, 12/1/10                  5,219,572
                                                                   ------------
                                                                   $ 20,570,438
-------------------------------------------------------------------------------
 Shares
-------------------------------------------------------------------------------
                Money Market Mutual Funds:
  2,609,786     Dreyfus Preferred Money Market Fund                $  2,609,786
  2,609,786     Fidelity Prime Money Market Fund                      2,609,786
                                                                   ------------
                                                                   $  5,219,572
                                                                   ------------
                Total Securities Lending Collateral                $ 92,324,807
-------------------------------------------------------------------------------
                TOTAL INVESTMENT IN SECURITIES -- 118.2%
                (Cost $494,494,630) (a)                            $601,081,672
-------------------------------------------------------------------------------
                OTHER ASSETS AND LIABILITIES -- (18.2)%            $(92,609,561)
-------------------------------------------------------------------------------
                TOTAL NET ASSETS -- 100.0%                         $508,472,111
===============================================================================

*   Non-income producing security.

(a) At November 30, 2010, the net unrealized gain on investments based on cost for federal income tax purposes of $497,932,937 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                             $113,706,860
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                              (10,558,125)
                                                                                   ------------
       Net unrealized gain                                                         $103,148,735
                                                                                   ============

(b) At November 30, 2010, the following securities were out on loan:

---------------------------------------------------------------
     Shares      Description                        Value
---------------------------------------------------------------
      60,700     Alere, Inc.*                       $1,936,937
      70,800     Align Technology, Inc.*             1,238,292
      30,897     Alliance Data Systems Corp.*        1,948,983
       1,500     Alfa Natural Resources Corp.*          74,340
       4,900     Ariba, Inc.*                           99,176
      84,400     AsiaInfo-Linkage, Inc.*             1,405,260
      90,600     Blackboard, Inc.*                   3,764,430
      63,700     Cavium Networks, Inc.*              2,344,160
      16,000     Chipotle Mexican Grill, Inc.*       4,135,840
       3,700     City National Corp.                   198,764
       2,000     Cliffs Natural Resources, Inc.        136,680
     116,400     CoStar Group, Inc.*                 6,138,936

The accompanying notes are an integral part of these financial statements.

            Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/10     23

-------------------------------------------------------------------------
     Shares      Description                                 Value
-------------------------------------------------------------------------
      28,500     Cracker Barrell Old Country Store, Inc.     $ 1,500,810
      22,600     Cree, Inc.*                                   1,473,068
       6,300     Dendreon Corp.*                                 224,154
      65,000     Dover Corp.                                   3,562,650
       4,700     Emergency Medical Services, Corp.*              232,838
     315,400     Entropic Communications, Inc.*                2,819,676
      57,500     EQT Corp.                                     2,327,025
      50,000     Family Dollar Stores, Inc.                    2,510,000
     174,000     Green Mountain Coffee Roasters, Inc.*         6,451,920
      65,000     Informatica Corp.*                            2,683,200
       3,700     Intuitive Surgical, Inc.*                       963,073
      50,600     Kansas City Southern Industries, Inc.*        2,395,404
      17,600     Life Time Fitness, Inc.*                        694,144
       7,000     Mednax, Inc.*                                   428,400
     392,400     Micron Technology, Inc.*                      2,848,824
       2,500     MicroStrategy, Inc.*                            216,375
       6,800     Mylan, Inc.*                                    133,076
      39,000     NetApp, Inc.*                                 1,986,270
     116,300     Netlogic Microsystems, Inc.*                  3,628,560
      30,200     Neutral Tandem, Inc.*                           433,974
       8,600     Nuance Communications, Inc.*                    152,048
      97,600     Riverbed Technology, Inc.*                    3,309,616
      78,400     Rovi Corp.*                                   4,325,328
       6,000     Skyworks Solutions, Inc.*                       152,700
      33,500     SS&C Technologies Holdings, Inc.*               650,235
      92,400     STR Holdings, Inc.*                           1,658,580
     208,800     Textron, Inc.                                 4,668,768
       2,600     Tractor Supply Co.                              110,422
      79,700     Triquint Semiconductor, Inc.*                   949,227
      21,300     Unum Group                                      457,737
     174,000     Urban Outfitters, Inc.*                       6,575,460
      59,000     Verifone Holdings, Inc.*                      2,050,250
      13,100     ViroPharma, Inc.*                               202,395
      48,500     Vishay Intertechnology, Inc.*                   691,610
      31,800     VistaPrint NV*                                1,282,176
      15,800     Wynn Resorts, Ltd.                            1,597,380
-------------------------------------------------------------------------
                 Total                                       $89,769,171
=========================================================================

(c) Securities lending collateral is managed by Credit Suisse AG, New York
    Branch.

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2010 aggregated $372,663,176 and $409,736,212, respectively.

The accompanying notes are an integral part of these financial statements.

24     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/10

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

  The following is a summary of the inputs used as of November 30, 2010, in valuing the Fund's assets:

--------------------------------------------------------------------------------------------
                                Level 1           Level 2          Level 3     Total
--------------------------------------------------------------------------------------------
 Common Stocks                  $508,756,865      $        --      $   --      $508,756,865
 Temporary Cash Investments               --       87,105,235          --        87,105,235
 Money Market Mutual Funds         5,219,572               --          --         5,219,572
--------------------------------------------------------------------------------------------
 Total                          $513,976,437      $87,105,235      $   --      $601,081,672
============================================================================================

The accompanying notes are an integral part of these financial statements.

            Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/10     25

Statement of Assets and Liabilities | 11/30/10

ASSETS:
  Investment in securities (including securities loaned of
   $89,769,171) (cost $494,494,630)                           $601,081,672
  Cash                                                             418,662
  Receivables --
   Fund shares sold                                                 61,787
   Dividends                                                       323,708
   Due from Pioneer Investment Management, Inc.                      2,372
  Other                                                             11,740
---------------------------------------------------------------------------
     Total assets                                             $601,899,941
---------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                            $    725,885
   Fund shares repurchased                                         206,752
   Upon return of securities loaned                             92,324,807
  Due to affiliates                                                 84,082
  Accrued expenses                                                  86,304
---------------------------------------------------------------------------
     Total liabilities                                        $ 93,427,830
---------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                             $496,563,243
  Accumulated net realized loss on investments                 (94,678,174)
  Net unrealized gain on investments                           106,587,042
---------------------------------------------------------------------------
     Total net assets                                         $508,472,111
===========================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $387,037,048/23,092,178 shares)           $      16.76
  Class C (based on $13,565,118/868,414 shares)               $      15.62
  Class Y (based on $107,869,945/6,309,231 shares)            $      17.10
MAXIMUM OFFERING PRICE:
  Class A ($16.76 [divided by] 94.25%)                        $      17.78
===========================================================================

The accompanying notes are an integral part of these financial statements.

26     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/10

Statement of Operations

For the Year Ended 11/30/10

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $51)          $2,546,600
  Income from securities loaned, net                            81,128
----------------------------------------------------------------------------------------
     Total investment income                                                $ 2,627,728
----------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                           $2,716,794
  Transfer agent fees and expenses
   Class A                                                     549,627
   Class C                                                      38,288
   Class Y                                                       3,320
  Distribution fees
   Class A                                                     806,191
   Class C                                                     114,762
  Shareholder communication expense                            222,409
  Administrative reimbursements                                138,183
  Custodian fees                                                21,265
  Registration fees                                             74,839
  Professional fees                                            102,939
  Printing expense                                              43,148
  Fees and expenses of nonaffiliated trustees                   10,443
  Miscellaneous                                                 79,053
----------------------------------------------------------------------------------------
     Total expenses                                                         $ 4,921,261
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                              (12,517)
----------------------------------------------------------------------------------------
     Net expenses                                                           $ 4,908,744
----------------------------------------------------------------------------------------
       Net investment loss                                                  $(2,281,016)
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                                          $47,462,869
----------------------------------------------------------------------------------------
  Change in net unrealized gain on investments                              $34,112,428
----------------------------------------------------------------------------------------
  Net gain on investments                                                   $81,575,297
----------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                      $79,294,281
========================================================================================

The accompanying notes are an integral part of these financial statements.

            Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/10     27

Statements of Changes in Net Assets

For the Years Ended 11/30/10 and 11/30/09, respectively

                                                                Year Ended         Year Ended
                                                                11/30/10           11/30/09
FROM OPERATIONS:
Net investment loss                                             $ (2,281,016)      $    (416,445)
Net realized gain (loss) on investments                           47,462,869         (46,871,312)
Change in net unrealized gain on investments                      34,112,428         110,591,558
-------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations         $ 79,294,281       $  63,303,801
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net realized gain:
   Class A ($0.00 and $0.06 per share, respectively)            $         --       $    (609,783)
   Class C ($0.00 and $0.06 per share, respectively)                      --             (30,058)
   Class Y ($0.00 and $0.06 per share, respectively)                      --            (714,856)
-------------------------------------------------------------------------------------------------
     Total distributions to shareowners                         $         --       $  (1,354,697)
-------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                $ 50,762,934       $  25,288,107
Shares issued in reorganization                                  311,493,352                  --
Reinvestment of distributions                                             --             721,727
Cost of shares repurchased                                       (92,752,128)       (145,429,541)
-------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from Fund
     share transactions                                         $269,504,158       $(119,419,707)
-------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                        $348,798,439       $ (57,470,603)
NET ASSETS:
Beginning of year                                                159,673,672         217,144,275
-------------------------------------------------------------------------------------------------
End of year                                                     $508,472,111       $ 159,673,672
-------------------------------------------------------------------------------------------------
Undistributed net investment income                             $         --       $       4,763
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/10

----------------------------------------------------------------------------------------------------
                                       '10 Shares     '10 Amount       '09 Shares      '09 Amount
----------------------------------------------------------------------------------------------------
Class A
Shares sold                             2,519,532     $ 39,050,247        686,305      $  7,912,925
Shares issued in reorganization        19,606,391      281,743,851             --                --
Reinvestment of distributions                  --               --         42,918           409,511
Less shares repurchased                (4,304,531)     (64,636,484)    (5,593,403)      (60,066,859)
----------------------------------------------------------------------------------------------------
   Net increase (decrease)             17,821,392     $256,157,614     (4,864,180)     $(51,744,423)
====================================================================================================
Class C
Shares sold                               202,268     $  2,875,556        107,330      $  1,227,058
Shares issued in reorganization           490,678        6,624,151             --                --
Reinvestment of distributions                  --               --          2,961            26,768
Less shares repurchased                  (209,265)      (2,937,231)      (215,850)       (2,348,422)
----------------------------------------------------------------------------------------------------
   Net increase (decrease)                483,681     $  6,562,476       (105,559)     $ (1,094,596)
====================================================================================================
Class Y
Shares sold                               581,550     $  8,837,131      1,431,125      $ 16,148,124
Shares issued in reorganization         1,583,928       23,125,350                  --           --
Reinvestment of distributions                  --               --         29,580           285,448
Less shares repurchased                (1,651,759)     (25,178,413)    (7,577,364)      (83,014,260)
----------------------------------------------------------------------------------------------------
   Net increase (decrease)                513,719     $  6,784,068     (6,116,659)     $(66,580,688)
====================================================================================================

The accompanying notes are an integral part of these financial statements.

            Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/10     29

Financial Highlights

-------------------------------------------------------------------------------------------------------------------------
                                                                                              Year          Year
                                                                                              Ended         Ended
                                                                                              11/30/10      11/30/09 (a)
-------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                                          $ 13.86       $  9.59
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                                                          $ (0.08)      $ (0.06)
 Net realized and unrealized gain (loss) on investments and foreign currency transactions        2.98          4.39
-------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                          $  2.90       $  4.33
Distributions to shareowners:
 Net realized gain                                                                                 --         (0.06)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                    $  2.90       $  4.27
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                $ 16.76       $ 13.86
=========================================================================================================================
Total return*                                                                                   20.92%        45.46%
Ratio of net expenses to average net assets                                                      1.21%         1.29%
Ratio of net investment loss to average net assets                                              (0.61)%       (0.39)%
Portfolio turnover rate                                                                            88%           91%
Net assets, end of period (in thousands)                                                      $387,037      $73,077
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                                    1.21%         1.29%
 Net investment loss                                                                            (0.61)%       (0.39)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                                    1.21%         1.29%
 Net investment loss                                                                            (0.61)%       (0.39)%
=========================================================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                             Year           Year
                                                                                             Ended          Ended
                                                                                             11/30/08       11/30/07
---------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                                         $   18.63      $ 18.82
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                                                         $   (0.05)     $ (0.06)
 Net realized and unrealized gain (loss) on investments and foreign currency transactions        (6.84)        2.27
---------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                         $   (6.89)     $  2.21
Distributions to shareowners:
 Net realized gain                                                                               (2.15)       (2.40)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                   $   (9.04)     $ (0.19)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                               $    9.59      $ 18.63
=====================================================================================================================
Total return*                                                                                   (41.79)%      13.72%
Ratio of net expenses to average net assets                                                       1.25%        1.23%
Ratio of net investment loss to average net assets                                               (0.25)%      (0.34)%
Portfolio turnover rate                                                                             38%          52%
Net assets, end of period (in thousands)                                                     $  97,154      $308,921
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                                     1.25%        1.23%
 Net investment loss                                                                             (0.25)%      (0.34)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                                     1.25%        1.23%
 Net investment loss                                                                             (0.25)%      (0.34)%
=====================================================================================================================

-------------------------------------------------------------------------------------------------------
                                                                                              Year
                                                                                              Ended
                                                                                              11/30/06
-------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                                          $ 18.06
-------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                                                          $ (0.06)
 Net realized and unrealized gain (loss) on investments and foreign currency transactions        1.82
-------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                          $  1.76
Distributions to shareowners:
 Net realized gain                                                                              (1.00)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                    $  0.76
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                $ 18.82
=======================================================================================================
Total return*                                                                                   10.27%
Ratio of net expenses to average net assets                                                      1.25%
Ratio of net investment loss to average net assets                                              (0.32)%
Portfolio turnover rate                                                                            67%
Net assets, end of period (in thousands)                                                      $352,742
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                                    1.25%
 Net investment loss                                                                            (0.32)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                                    1.25%
 Net investment loss                                                                            (0.32)%
=======================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
(a) Effective May 15, 2009, Pioneer Investment Management, Inc. became the adviser of the Fund.

The accompanying notes are an integral part of these financial statements.

30    Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/10

------------------------------------------------------------------------------------------------------------------------
                                                                                             Year          Year
                                                                                             Ended         Ended
                                                                                             11/30/10      11/30/09 (a)
------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                                         $ 13.04       $  9.09
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                                                         $ (0.20)      $ (0.17)
 Net realized and unrealized gain (loss) on investments and foreign currency transactions       2.78          4.18
------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                         $  2.58       $  4.01
Distributions to shareowners:
 Net realized gain                                                                                --         (0.06)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                   $  2.58       $  3.95
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                               $ 15.62       $ 13.04
========================================================================================================================
Total return*                                                                                  19.79%        44.43%
Ratio of net expenses to average net assets                                                     2.14%         2.31%
Ratio of net investment loss to average net assets                                             (1.54)%       (1.44)%
Portfolio turnover rate                                                                           88%           91%
Net assets, end of period (in thousands)                                                     $13,565       $ 5,017
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                                   2.25%         2.31%
 Net investment loss                                                                           (1.64)%       (1.44)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                                   2.14%         2.31%
 Net investment loss                                                                           (1.54)%       (1.44)%
========================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
                                                                                             Year          Year         Year
                                                                                             Ended         Ended        Ended
                                                                                             11/30/08      11/30/07     11/30/06
---------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                                         $   17.93     $ 18.24      $ 17.61
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                                                         $   (0.17)    $ (0.18)     $ (0.06)
 Net realized and unrealized gain (loss) on investments and foreign currency transactions        (6.52)       2.27         1.69
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                         $   (6.69)    $  2.09      $  1.63
Distributions to shareowners:
 Net realized gain                                                                               (2.15)      (2.40)       (1.00)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                   $   (8.84)    $ (0.31)     $  0.63
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                               $    9.09     $ 17.93      $ 18.24
=================================================================================================================================
Total return*                                                                                   (42.37)%     13.48%        9.76%
Ratio of net expenses to average net assets                                                       2.00%       1.98%        2.00%
Ratio of net investment loss to average net assets                                               (1.00)%     (1.09)%      (1.07)%
Portfolio turnover rate                                                                             38%         52%          67%
Net assets, end of period (in thousands)                                                     $   4,457     $10,345      $ 9,168
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                                     2.00%       1.98%        2.00%
 Net investment loss                                                                             (1.00)%     (1.09)%      (1.07)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                                     2.00%       1.98%        2.00%
 Net investment loss                                                                             (1.00)%     (1.09)%      (1.07)%
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
(a) Effective May 15, 2009, Pioneer Investment Management, Inc. became the adviser of the Fund.

The accompanying notes are an integral part of these financial statements.

             Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/10    31

-------------------------------------------------------------------------------------------------------------------------
                                                                                              Year          Year
                                                                                              Ended         Ended
                                                                                              11/30/10      11/30/09 (a)
-------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                                          $ 14.08       $  9.70
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                                                          $ (0.02)      $ (0.01)
 Net realized and unrealized gain (loss) on investments and foreign currency transactions        3.04          4.45
-------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                          $  3.02       $  4.44
Distributions to shareowners:
 Net realized gain                                                                                 --         (0.06)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                    $  3.02       $  4.38
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                $ 17.10       $ 14.08
=========================================================================================================================
Total return*                                                                                   21.45%        46.08%
Ratio of net expenses to average net assets                                                      0.74%         0.97%
Ratio of net investment loss to average net assets                                              (0.14)%       (0.05)%
Portfolio turnover rate                                                                            88%           91%
Net assets, end of period (in thousands)                                                      $107,870      $81,580
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                                    0.74%         0.97%
 Net investment loss                                                                            (0.14)%       (0.05)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                                    0.74%         0.97%
 Net investment loss                                                                            (0.14)%       (0.05)%
=========================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
                                                                                             Year          Year         Year
                                                                                             Ended         Ended        Ended
                                                                                             11/30/08      11/30/07     11/30/06
---------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                                         $  18.77      $ 18.92      $ 18.11
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                                                         $     --      $ (0.02)     $ (0.06)
 Net realized and unrealized gain (loss) on investments and foreign currency transactions       (6.92)        2.27         1.87
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                         $  (6.92)     $  2.25      $  1.81
Distributions to shareowners:
 Net realized gain                                                                              (2.15)       (2.40)       (1.00)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                   $  (9.07)     $ (0.15)     $  0.81
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                               $   9.70      $ 18.77      $ 18.92
=================================================================================================================================
Total return*                                                                                  (41.62)%      13.87%       10.52%
Ratio of net expenses to average net assets                                                      1.00%        0.98%        1.00%
Ratio of net investment loss to average net assets                                                 --        (0.09)%      (0.07)%
Portfolio turnover rate                                                                            38%          52%          67%
Net assets, end of period (in thousands)                                                     $115,533      $66,510      $ 3,634
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                                    1.00%        0.98%        1.00%
 Net investment loss                                                                               --        (0.09)%      (0.07)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                                    1.00%        0.98%        1.00%
 Net investment loss                                                                               --        (0.09)%      (0.07)%
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(a) Effective May 15, 2009, Pioneer Investment Management, Inc. became the adviser of the Fund.

The accompanying notes are an integral part of these financial statements.

32    Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/10

Notes to Financial Statements | 11/30/10

1. Organization and Significant Accounting Policies

Pioneer Select Mid Cap Growth Fund (the Fund) is one of five portfolios comprising Pioneer Series Trust I, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund acquired the assets and stated liabilities of the Regions Morgan Keegan Select Mid Cap Growth Fund (the predecessor fund) on May 15, 2009 pursuant to an agreement and plan of reorganization (the reorganization) that was approved by the shareholders of the predecessor fund on May 8, 2009. The predecessor fund exchanged all of its net assets of Class A, Class C and Class I shares for the Fund's Class A, Class C and Class Y shares, respectively, in a one-to-one exchange ratio. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The investment objective of the Fund is long-term capital growth.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political or regulatory developments or other risks affecting these industries or sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the


            Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/10     33

Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

   The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices.

   At November 30, 2010, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used in the valuation of a security using fair value methods include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.


34     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/10

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years are subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in-capital, depending on the type of book/tax differences that may exist.

   At November 30, 2010, the Fund had a net capital loss carryforward of $91,239,867, which will expire in 2017 if not utilized. Included in this amount is $34,094,485 of capital losses which, as a result of the reorganization with Pioneer Mid Cap Growth Fund on January 22, 2010 may be subject to limitations imposed by the Internal Revenue Code.

   At November 30, 2010, the Fund had reclassified $2,274,131 to decrease accumulated net investment loss, $20,493 to decrease accumulated net realized loss on investments and $2,294,624 to decrease paid-in capital, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax-basis.

   The tax character of distributions paid during the years ended November 30, 2010 and November 30, 2009 was as follows:


--------------------------------------------------------------------------------
                                                            2010           2009
--------------------------------------------------------------------------------
   Distributions paid from:
   Long-term capital gain                                   $--      $1,354,697
--------------------------------------------------------------------------------
     Total                                                  $--      $1,354,697
================================================================================

   The following shows the components of distributable earnings on a federal income tax basis at November 30, 2010:


--------------------------------------------------------------------------------
                                                                           2010
--------------------------------------------------------------------------------
   Distributable earnings:
   Capital loss carryforward                                      $ (91,239,867)
   Unrealized appreciation                                          103,148,735
--------------------------------------------------------------------------------
     Total                                                        $  11,908,868
================================================================================

               Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/10  35

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.


C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $27,230 in underwriting commissions on the sale of Class A shares for the year ended November 30, 2010.


D. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
   Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, and Class Y shares can reflect different transfer agent and distribution expense rates.


E. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market


36     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/10
   value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.


F. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


G. Option Writing

   When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. There were no open written call options at November 30, 2010.


2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.625% of the Fund's average daily net assets up to $500 million, 0.60% of the next $500 million and 0.575% on assets over $1 billion. Prior to the reorganization, Morgan Asset Management, Inc. (MAM) served as the investment adviser to the predecessor fund through May 15, 2009.

For the year ended November 30, 2010, the effective management fee was equivalent to 0.62% of the Fund's average net assets.


            Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/10     37

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.25%, 2.15% and 1.00% of the average daily net assets attributable to Class A, Class C, and Class Y shares, respectively. Expenses waived during the year ended November 30, 2010 are reflected on the Statement of Operations. These expense limitations are in effect through June 1, 2012 for Class A and Class Y shares, and through April 1, 2012 for Class C shares. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $9,208 in management fees, administrative costs and certain other reimbursements payable to PIM at November 30, 2010.


3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended November 30, 2010, such out-of-pocket expenses by class of shares were as follows:



--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                $196,458
 Class C                                                                  20,905
 Class Y                                                                   5,046
--------------------------------------------------------------------------------
   Total                                                                $222,409
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $71,833 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at November 30, 2010.


4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares


38     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/10
consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,042 in distribution fees payable to PFD at November 30, 2010.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended November 30, 2010, CDSCs in the amount of $1,957 were paid to PFD.


5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended November 30, 2010, the Fund's expenses were not reduced under such arrangements.


6. Reorganization Information

On January 22, 2010, Pioneer Mid Cap Growth Fund was reorganized into Pioneer Select Mid Cap Growth Fund. This reorganization was accomplished on January 22, 2010 ("Closing Date"), by exchanging all of Pioneer Mid Cap Growth Fund's assets and liabilities for Pioneer Select Mid Cap Growth Fund's shares. Shareowners holding Class A and Class B shares of Pioneer Mid Cap Growth Fund received Class A shares of Pioneer Select Mid Cap Growth Fund. Shareowners holding Class C and Class Y shares of Pioneer Mid Cap Growth Fund received Class C and Class Y shares, respectively, of Pioneer Select Mid Cap Growth Fund in the reorganization. The following charts show the details of the reorganization as of the Closing Date:


            Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/10     39

---------------------------------------------------------------------------------------------------
                               Pioneer Select         Pioneer                Pioneer Select
                               Mid Cap Growth         Mid Cap Growth         Mid Cap Growth
                               (Pre-Reorganization)   (Pre-Reorganization)   (Post-Reorganization)
---------------------------------------------------------------------------------------------------
 Net Assets
 Class A                       $ 71,697,717           $273,289,348           $353,441,567
 Class B*                      $         --           $  8,454,502           $         --
 Class C                       $  5,241,793           $  6,624,151           $ 11,865,944
 Class Y                       $ 81,296,445           $ 23,125,351           $104,421,796
---------------------------------------------------------------------------------------------------
 Total Net Assets              $158,235,955           $311,493,352           $469,729,307
---------------------------------------------------------------------------------------------------
 Shares Outstanding
 Class A                          4,989,728             22,112,527             24,596,120
 Class B*                                --                864,536                     --
 Class C                            388,305                643,974                878,983
 Class Y                          5,569,254              1,829,321              7,153,182

---------------------------------------------------------------------------------------------------
                                                      Exchange               Shares Issued
                                                      Ratio                  In Reorganization
---------------------------------------------------------------------------------------------------
 Class A                                              0.0696                 19,606,392
 Class B                                              0.0696                         --
 Class C                                              0.0741                    490,678
 Class Y                                              0.0685                  1,583,928


---------------------------------------------------------------------------------------------------
                               Accumulated
                               Net Investment         Unrealized             Accumulated
                               Loss On                Appreciation           Loss On
                               Closing Date           On Closing Date        Closing Date
---------------------------------------------------------------------------------------------------
 Pioneer Mid-Cap Growth Fund   $ (701,157)            $51,896,368            $(95,280,640)

* Class B shares converted to Class A shares upon reorganization.


7. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


40     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/10

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Pioneer Select Mid Cap Growth Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Select Mid Cap Growth Fund, including the schedule of investments, as of November 30, 2010, and the related statements of operations for the year then ended, changes in net assets, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended November 30, 2008 and the financial highlights for each of the three years in the period from December 1, 2006 to November 30, 2008 were audited by another independent registered public accounting firm, whose report, dated January 28, 2009, expressed an unqualified opinion on those financial statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Select Mid Cap Growth Fund at November 30, 2010, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                /s/ Ernst & Young LLP

Boston, Massachusetts
January 26, 2011

            Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/10     41

Approval of Investment Advisory Agreement (unaudited)

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Select Mid Cap Growth Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2010 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2010, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in September 2010. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the independent Trustees of the Fund were held in July, September, October, and November, 2010 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 16, 2010, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. In addition, the Trustees considered the arrangements put in place to retain key investment and other personnel. The Trustees also considered the substantial


42     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/10
attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the fourth quintile of its Morningstar category for the one year period ended June 30, 2010. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees discussed the Fund's underperformance with PIM and were satisfied with the information presented by PIM with respect to the Fund's performance.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2010 was in the first quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2010 was in the second quintile relative to its Strategic Insight peer group for the comparable period.


            Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/10     43

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM. The Trustees also concluded that the Fund's expense ratio was reasonable taking into account the nature and quality of services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.


44     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/10

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Fund and to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the investment advisory agreement for the Fund.


            Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/10     45

Trustees, Officers and Service Providers


Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Registered Public Accounting Firm
Ernst & Young LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.


46     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/10

Interested Trustees

--------------------------------------------------------------------------------
                            Position Held            Length of Service
Name and Age                with the Fund            and Term of Office
--------------------------------------------------------------------------------
John F. Cogan, Jr. (84)*    Chairman of the Board,   Trustee since 2009.
                            Trustee and President    Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury (52)*   Trustee and Executive    Trustee since 2009.
                            Vice President           Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                                 Other Directorships
Name and Age                Principal Occupation                                                 Held by this Trustee
----------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (84)*    Non-Executive Chairman and a director of Pioneer Investment          None
                            Management USA Inc. ("PIM-USA"); Chairman and a director of
                            Pioneer; Chairman and Director of Pioneer Institutional Asset
                            Management, Inc. (since 2006); Director of Pioneer Alternative
                            Investment Management Limited (Dublin); President and a
                            director of Pioneer Alternative Investment Management (Bermuda)
                            Limited and affiliated funds; Deputy Chairman and a director of
                            Pioneer Global Asset Management S.p.A. ("PGAM") (until April
                            2010); Director of PIOGLOBAL Real Estate Investment Fund
                            (Russia) (until June 2006); Director of Nano-C, Inc. (since 2003);
                            Director of Cole Management Inc. (since 2004); Director of
                            Fiduciary Counseling, Inc.; President and Director of Pioneer Funds
                            Distributor, Inc. ("PFD") (until May 2006); President of all of the
                            Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                            Dorr LLP
----------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (52)*   Director, CEO and President of PIM-USA (since February 2007);        None
                            Director and President of Pioneer and Pioneer Institutional Asset
                            Management, Inc. (since February 2007); Executive Vice President of all of the Pioneer Funds (since March 2007); Director of PGAM
                            (2007 - 2010); Head of New Europe Division, PGAM (2000 - 2005);
                            and Head of New Markets Division, PGAM (2005 - 2007)
----------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

             Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/10    47

Independent Trustees

--------------------------------------------------------------------------------
                            Position Held            Length of Service
Name and Age                with the Fund            and Term of Office
--------------------------------------------------------------------------------
David R. Bock (67)          Trustee                  Trustee since 2009.
                                                     Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------
Mary K. Bush (62)           Trustee                  Trustee since 2009.
                                                     Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.

------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Other Directorships
Name and Age         Principal Occupation                                                        Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------
David R. Bock (67)   Interim Chief Executive Officer, Oxford Analytica, Inc. (privately          Director of Enterprise
                     held research and consulting company) (2010 - present); Managing            Community Investment, Inc.
                     Partner, Federal City Capital Advisors (corporate advisory                  (privately held affordable
                     services company) (1997 - 2004 and 2008 - present); Executive               housing finance company)
                     Vice President and Chief Financial Officer, I-trax, Inc.                    (1985 - present); Director
                     (publicly traded health care services company) (2004 - 2007);               of Oxford Analytica, Inc.
                     Executive Vice President and Chief Financial Officer, Pedestal Inc.         (2008 - present); Director
                     (internet-based mortgage trading company) (2000 - 2002)                     of The Swiss Helvetia Fund,
                                                                                                 Inc. (closed-end fund)
                                                                                                 (2010 - present); and
                                                                                                 Director of New York
                                                                                                 Mortgage Trust (publicly
                                                                                                 traded mortgage REIT)
                                                                                                 (2004 - 2009)
------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (62)    President, Bush International, LLC (international financial                 Director of Marriott
                     advisory firm) (1991 - present); Managing Director, Federal Housing         International, Inc. (2008 -
                     Finance Board (oversight of Federal Home Loan Bank system)                  present); Director of
                     (1989 - 1991); Vice President and Head of International                     Discover Financial Services
                     Finance, Federal National Mortgage Association (1988 - 1989);               (credit card issuer and
                     U.S. Alternate Executive Director, International Monetary Fund              electronic payment services)
                     (1984 - 1988); Executive Assistant to Deputy Secretary of the               (2007 - present); Former
                     U.S. Treasury, U.S. Treasury Department (1982 - 1984); and                  Director of Briggs & Stratton
                     Vice President and Team Leader in Corporate Banking, Bankers                Co. (engine manufacturer)
                     Trust Co. (1976 - 1982)                                                     (2004 - 2009); Director of
                                                                                                 UAL Corporation (airline

48    Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/10

-----------------------------------------------------------------------------------------------------------------------
                           Position Held   Length of Service                            Other Directorships
Name and Age               with the Fund   and Term of Office    Principal Occupation   Held by this Trustee
-----------------------------------------------------------------------------------------------------------------------
Mary K. Bush (continued)                                                                holding company) (2006 -
                                                                                        present); Director of
                                                                                        ManTech International
                                                                                        Corporation (national
                                                                                        security, defense, and
                                                                                        intelligence technology
                                                                                        firm) (2006 - present);
                                                                                        Member, Board of Governors,
                                                                                        Investment Company Institute
                                                                                        (2007 - present); Former
                                                                                        Director of Brady
                                                                                        Corporation (2000 - 2007);
                                                                                        Former Director of Mortgage
                                                                                        Guaranty Insurance
                                                                                        Corporation (1991 - 2006);
                                                                                        Former Director of Millennium
                                                                                        Chemicals, Inc. (commodity
                                                                                        chemicals) (2002 - 2005);
                                                                                        Former Director, R.J. Reynolds
                                                                                        Tobacco Holdings, Inc.
                                                                                        (tobacco) (1999 - 2005); and
                                                                                        Former Director of Texaco,
                                                                                        Inc. (1997 - 2001)
-----------------------------------------------------------------------------------------------------------------------

               Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/10  49

--------------------------------------------------------------------------------
                            Position Held            Length of Service
Name and Age                with the Fund            and Term of Office
--------------------------------------------------------------------------------
Benjamin M. Friedman (66)   Trustee                  Trustee since 2009.
                                                     Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------
Margaret B.W. Graham (63)   Trustee                  Trustee since 2009.
                                                     Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------
Thomas J. Perna (60)        Trustee                  Trustee since 2009.
                                                     Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (62)    Trustee                  Trustee since 2009.
                                                     Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                              Other Directorships
Name and Age               Principal Occupation                                               Held by this Trustee
-----------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (66)  William Joseph Maier Professor of Political Economy, Harvard       Trustee, Mellon Institutional
                           University (1972 - present)                                        Funds Investment Trust and
                                                                                              Mellon Institutional Funds
                                                                                              Master Portfolio (oversaw
                                                                                              17 portfolios in fund complex)
                                                                                              (1989 - 2008)
-----------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (63)  Founding Director, Vice President and Corporate Secretary,         None
                           The Winthrop Group, Inc. (consulting firm) (1982 - present);
                           Desautels Faculty of Management, McGill University (1999 -
                           present); and Manager of Research Operations and
                           Organizational Learning, Xerox PARC, Xerox's Advance
                           Research Center (1990 - 1994)
-----------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (60)       Chairman and Chief Executive Officer, Quadriserv, Inc.             Director, Broadridge Financial
                           (technology products for securities lending industry)              Solutions, Inc. (investor
                           (2008 - present); Private investor (2004 - 2008); and              communications and securities
                           Senior Executive Vice President, The Bank of New York              processing provider for
                           (financial and securities services) (1986 - 2004)                  financial services industry)
                                                                                              (2009 - present); and Director,
                                                                                              Quadriserv, Inc. (2005 -
                                                                                              present)
-----------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (62)   President and Chief Executive Officer, Newbury, Piret              Director of New America
                           & Company, Inc. (investment banking firm) (1981 -                  High Income Fund, Inc.
                           present)                                                           (closed-end investment
                                                                                              company) (2004 - present);
                                                                                              and Member, Board of
                                                                                              Governors, Investment Company
                                                                                              Institute (2000 - 2006)
-----------------------------------------------------------------------------------------------------------------------------

50    Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/10

Fund Officers

--------------------------------------------------------------------------------
                            Position Held            Length of Service
Name and Age                with the Fund            and Term of Office
--------------------------------------------------------------------------------
Christopher J. Kelley (46)  Secretary                Since 2010. Serves at
                                                     the discretion of the
                                                     Board.
--------------------------------------------------------------------------------
Carol B. Hannigan (49)      Assistant Secretary      Since 2010. Serves at
                                                     the discretion of the
                                                     Board.
--------------------------------------------------------------------------------
Thomas Reyes (48)           Assistant Secretary      Since 2010. Serves at
                                                     the discretion of the
                                                     Board.
--------------------------------------------------------------------------------
Mark E. Bradley (51)        Treasurer                Since 2009. Serves at
                                                     the discretion of the
                                                     Board.
--------------------------------------------------------------------------------
Luis I. Presutti (45)       Assistant Treasurer      Since 2009. Serves at
                                                     the discretion of the
                                                     Board.
--------------------------------------------------------------------------------
Gary Sullivan (52)          Assistant Treasurer      Since 2009. Serves at
                                                     the discretion of the
                                                     Board.
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Other Directorships
Name and Age                 Principal Occupation                                                Held by this  Officer
-----------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (46)   Vice President and Associate General Counsel of Pioneer since       None
                             January 2008 and Secretary of all of the Pioneer Funds since
                             June 2010; Assistant Secretary of all of the Pioneer Funds from
                             September 2003 to May 2010; and Vice President and Senior
                             Counsel of Pioneer from July 2002 to December 2007
-----------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (49)       Fund Governance Director of Pioneer since December 2006 and         None
                             Assistant Secretary of all the Pioneer Funds since June 2010;
                             Manager -- Fund Governance of Pioneer from December 2003 to
                             November 2006; and Senior Paralegal of Pioneer from January
                             2000 to November 2003
-----------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (48)            Counsel of Pioneer since June 2007 and Assistant Secretary of       None
                             all the Pioneer Funds since June 2010; and Vice President and
                             Counsel at State Street Bank from October 2004 to June 2007
-----------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (51)         Vice President -- Fund Accounting, Administration and               None
                             Controllership Services of Pioneer; and Treasurer of all of the
                             Pioneer Funds since March 2008; Deputy Treasurer of Pioneer from
                             March 2004 to February 2008; Assistant Treasurer of all of the
                             Pioneer Funds from March 2004 to February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset Management Services,
                             from 2002 to 2003
-----------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (45)        Assistant Vice President -- Fund Accounting, Administration and     None
                             Controllership Services of Pioneer; and Assistant Treasurer of
                             all of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (52)           Fund Accounting Manager -- Fund Accounting, Administration          None
                             and Controllership Services of Pioneer; and Assistant Treasurer
                             of all of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------------

               Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/10  51

--------------------------------------------------------------------------------
                            Position Held              Length of Service
Name and Age                with the Fund              and Term of Office
--------------------------------------------------------------------------------
David F. Johnson (31)       Assistant Treasurer        Since 2009. Serves at
                                                       the discretion of the
                                                       Board.
--------------------------------------------------------------------------------
Jean M. Bradley (58)        Chief Compliance Officer   Since 2010. Serves at
                                                       the discretion of the
                                                       Board.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                            Other Directorships
Name and Age            Principal Occupation                                                Held by this  Officer
---------------------------------------------------------------------------------------------------------------------
David F. Johnson (31)   Fund Administration Manager -- Fund Accounting, Administration      None
                        and Controllership Services since November 2008; Assistant
                        Treasurer of all of the Pioneer Funds since January 2009; and
                        Client Service Manager -- Institutional Investor Services at State
                        Street Bank from March 2003 to March 2007
---------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (58)    Chief Compliance Officer of Pioneer and of all the Pioneer Funds    None
                        since March 2010; Director of Adviser and Portfolio Compliance
                        at Pioneer since October 2005; and Senior Compliance Officer for Columbia Management Advisers, Inc. from October 2003 to
                        October 2005
---------------------------------------------------------------------------------------------------------------------



52    Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/10

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                                 1-800-225-4240


Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site: www.pioneerinvestments.com





This report must be preceded or accompanied by a prospectus.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Funds, including fees associated with the filings of its Form N-1A, totaled approximately $105,158 in 2010 and approximately
$67,200 in 2009.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no fees for audit-related services provided to the Funds during the fiscal years ended
November 30, 2010 and 2009.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $24,870 in 2010 and $16,580 in 2009.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no fees for other services
provided to the Funds during the fiscal years ended
November 30, 2010 and 2009.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new
SEC pre-approval rules, the Funds' audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Funds. For the years ended November
30, 2010 and 2009, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Funds and affiliates, as previously defined, totaled approximately $24,870 in 2010 and $16,580 in 2009.


The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust I


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date January 28, 2011


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date January 28, 2011


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date January 28, 2011

* Print the name and title of each signing officer under his or her signature.